    As filed with the Securities and Exchange Commission on August 31, 1998


                                            1933 Act Registration No. 33-39659
                                            1940 Act Registration No. 811-6292

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]


                    Pre-Effective Amendment No.         [   ]
                    Post-Effective Amendment No. 23     [ X ]


     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]


                               Amendment No. 23


                       (Check appropriate box or boxes.)

                         PAINEWEBBER INVESTMENT TRUST
              (Exact name of registrant as specified in charter)
                          1285 Avenue of the Americas
                           New York, New York 10019
                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (212) 713-2000

                           DIANNE E. O'DONNELL, Esq.
                    Mitchell Hutchins Asset Management Inc.
                          1285 Avenue of the Americas
                           New York, New York 10019
                    (Name and address of agent for service)

                                  Copies to:


                            ELINOR W. GAMMON, ESQ.
                           BENJAMIN J. HASKIN, ESQ.
                          Kirkpatrick & Lockhart LLP
                   1800 Massachusetts Avenue, N.W. 2nd Floor
                          Washington, D.C. 20036-1800
                           Telephone (202) 778-9000


Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.


[  ]  Immediately upon filing pursuant to Rule 485(b)
[  ]  On __________ pursuant to Rule 485(b)
[ X]  60 days after filing pursuant to Rule 485(a)(1)
[  ]  On pursuant to Rule 485(a)(1)
[  ]  75 days after filing pursuant to Rule 485(a)(2)
[  ]  On pursuant to Rule 485(a)(2)


Title of Securities Being Registered:  Shares of Beneficial Interest.

                         PAINEWEBBER INVESTMENT TRUST

                      Contents of Registration Statement

This registration statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement

Cross Reference Sheets

PaineWebber Global Equity Fund
------------------------------

Part A - Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

                         PAINEWEBBER INVESTMENT TRUST

                        PaineWebber Global Equity Fund

                        Form N-lA Cross Reference Sheet


    Part A Item No. and Caption                           Prospectus Caption
    ---------------------------                           ------------------

1.  Cover Page                                            Cover Page

2.  Synopsis                                              Expense Table

3.  Condensed Financial Information                       Financial Highlights; Performance

4.  General Description of Registrant                     The Funds at a Glance; Investment Objectives &
                                                          Policies; Investment  Philosophy & Process; The
                                                          Funds' Investments; General Information

5.  Management of the Fund                                Management; General Information

5A. Management's Discussion of Fund Performance           Financial Highlights

6.  Capital Stock and Other Securities                    Cover Page; Flexible Pricing; Dividends & Taxes;
                                                          General Information

7.  Purchase of Securities Being Offered                  Flexible Pricing; How to Buy Shares; How to Sell
                                                          Shares; Other Services; Management; Determining the
                                                          Shares' Net Asset Value

8.  Redemption or Repurchase                              How to Sell Shares; Other Services

9.  Pending Legal Proceedings                             Not Applicable

    Part B Item No. and Caption                           Statement of Additional Information Caption
    ---------------------------                           -------------------------------------------
10. Cover Page                                            Cover Page

11. Table of Contents                                     Table of Contents

12. General Information and History                       Other Information

13. Investment Objectives and Policies                    Investment Policies and Restrictions; Hedging and
                                                          Other Strategies Using Derivative Instruments;
                                                          Portfolio Transactions

14. Management of the Fund                                Trustees and Officers; Principal Holders of Securities

15. Control Persons and Principal
    Holders of Securities                                 Trustees and Officers; Principal Holders of Securities

16. Investment Advisory and Other Services                Investment Advisory and Distribution Arrangements

17. Brokerage Allocation                                  Portfolio Transactions

18. Capital Stock and Other Securities                    Conversion of Class B Shares; Other Information

19. Purchase, Redemption and Pricing of Securities        Reduced Sales Charges, Additional Exchange and
    Being Offered                                         Redemption Information and Other Services; Valuation
                                                          of Shares

20. Tax Status                                            Taxes

    Part B Item No. and Caption                           Statement of Additional Information Caption
    ---------------------------                           -------------------------------------------

21. Underwriters                                          Investment Advisory and Distribution Arrangements

22. Calculation of Performance Data                       Performance Information

23. Financial Statements                                  Financial Statements



Part C
------

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                         ------------------------------

                      PAINEWEBBER ASIA PACIFIC GROWTH FUND
                    PAINEWEBBER EMERGING MARKETS EQUITY FUND
                         PAINEWEBBER GLOBAL EQUITY FUND
                         PAINEWEBBER GLOBAL INCOME FUND


             1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019
           PROSPECTUS -- MARCH 1, 1998, AS REVISED SEPTEMBER   ,1998
            (SEPTEMBER   , 1998 FOR PAINEWEBBER GLOBAL EQUITY FUND)


   PaineWebber Global Funds are designed for investors generally seeking long-term growth by investing mainly in foreign stocks or high current income by investing mainly in global debt instruments. PaineWebber Asia Pacific Growth Fund seeks long-term capital appreciation by investing primarily in equity securities of companies in the Asia Pacific region, excluding Japan. PaineWebber Emerging Markets Equity Fund seeks long-term capital appreciation by investing primarily in equity securities of companies in newly industrializing countries. PaineWebber Global Equity Fund seeks long-term growth of capital by investing primarily in U.S. and foreign equity securities. PaineWebber Global Income Fund seeks high current income and, secondarily, capital appreciation by investing primarily in high-quality bonds of foreign and U.S. issuers.

   This Prospectus concisely sets forth information that a prospective investor should know about the Funds before investing. Please read this Prospectus carefully and retain a copy for future reference.


   A Statement of Additional Information, dated March 1, 1998, as revised
   September   , 1998 (September   , 1998 for PaineWebber Global Equity
   Fund), has been filed with the Securities and Exchange Commission ('SEC' or 'Commission') and is legally part of this Prospectus. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting an individual Fund, your investment executive at PaineWebber or one of its correspondent firms or by calling toll-free 1-800-647-1568. In addition, the Commission maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.


   THE PAINEWEBBER FAMILY OF MUTUAL FUNDS


        The PaineWebber Family of Mutual Funds consists of seven broad categories, which are presented here. Generally, investors seeking to maximize return must assume greater risk. The Funds offered by this Prospectus are in the GLOBAL category.



/ / MONEY MARKET FUND for income and stability by          / / STOCK FUNDS for long-term growth by investing mainly
    investing in high-quality, short-term investments.         in stocks.

/ / BOND FUNDS for income by investing mainly in bonds.    / / GLOBAL FUNDS for long-term growth by investing mainly
                                                               in foreign stocks or high current income by investing
                                                               mainly in global debt instruments.

/ / TAX-FREE BOND FUNDS for income exempt from federal     / / FUNDS OF FUNDS for either long-term growth of cap-
    income tax and, in some cases, state and local income      ital; total return; or income and, secondarily,
    taxes, by investing in municipal bonds.                    growth of capital by investing in other PaineWebber
                                                               mutual funds.

/ / ASSET ALLOCATION FUNDS for high total return by in-vesting in stocks and bonds.


   A complete listing of the PaineWebber Family of Mutual Funds is found on the back cover of this Prospectus.

   INVESTORS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THIS PROSPECTUS. THE FUNDS AND THEIR DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PROVIDE INVESTORS WITH INFORMATION THAT IS DIFFERENT. THIS PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF THE FUNDS IN ANY JURISDICTION WHERE THE FUNDS OR THEIR DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE
       ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                             ---------------------
                               Prospectus Page 1

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                           PAGE
                                           ----

The Funds at a Glance...................     3

Expense Table...........................     6

Financial Highlights....................     9

Investment Objectives & Policies........    21

Investment Philosophy & Process.........    23

Performance.............................    26

The Funds' Investments..................    30

Flexible Pricing(Service Mark)..........    37

How to Buy Shares.......................    41

How to Sell Shares......................    42

Other Services..........................    43

Management..............................    43

Determining the Shares' Net Asset
  Value.................................    46

Dividends & Taxes.......................    47

General Information.....................    48

                              --------------------
                               Prospectus Page 2

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                             THE FUNDS AT A GLANCE

--------------------------------------------------------------------------------

The Funds offered by this Prospectus are not intended to provide a complete or balanced investment program, but one or more of them may be appropriate as a component of an investor's overall portfolio. Some common reasons to invest in the Funds are to finance college educations, plan for retirement or diversify a portfolio. When selling shares, investors should be aware that they may get more or less for their shares than they originally paid for them. As with any mutual fund, there is no assurance that the Funds will achieve their goals.

ASIA PACIFIC GROWTH FUND

GOAL: To increase the value of your investment by investing primarily in equity securities of Asia Pacific Region companies (as described under 'Investment Objectives and Policies').

INVESTMENT OBJECTIVE: Long-term capital appreciation.


SIZE: On August 31, 1998, the Fund had approximately $    million in net assets.


WHO SHOULD INVEST: Asia Pacific Growth Fund is for investors who want long-term capital appreciation and who can withstand short-term market fluctuations. The Fund seeks to achieve this by investing primarily in equity securities of Asia Pacific Region companies. While recent currency devaluations have diminished prospects for short-term growth in corporate earnings in many Asia Pacific Region countries, conditions in the Asia Pacific Region may provide for high levels of economic activity in the long term, offering the potential for long-term capital appreciation from investment in equity securities of Asia Pacific Region companies. Because the value of these securities tends to be more volatile than that of U.S. stocks, investors must be willing to tolerate greater fluctuations in the value of the Fund's investments. These fluctuations may be caused by events affecting the companies' businesses, as well as market conditions, currency fluctuations, interest rate changes, liquidity concerns, and adverse changes in economic, political and social conditions. The Fund may be appropriate as a longer-term component of an investor's overall portfolio, but it is not intended to provide current income.

EMERGING MARKETS EQUITY FUND

GOAL: To increase the value of your investment by investing primarily in equity securities of companies in newly industrializing countries.

INVESTMENT OBJECTIVE: Long-term capital appreciation.


SIZE: On August 31, 1998, the Fund had approximately $    million in net assets.


WHO SHOULD INVEST: Emerging Markets Equity Fund is for investors who want long-term capital appreciation. The Fund seeks to achieve this by investing primarily in equity securities of companies in emerging market countries. Over time, foreign stocks have shown substantial growth potential. However, because their value tends to fluctuate more than that of U.S. stocks, investors must be willing to tolerate volatility in the value of the Fund's investments. These risks are greater with respect to securities of issuers located in emerging markets. Accordingly, Emerging Markets Equity Fund is designed for investors who are able to bear the risk that comes with investment in equity securities of emerging market issuers. The Fund may be appropriate as a longer-term component of an investor's overall portfolio, but it is not intended to provide current income.

GLOBAL EQUITY FUND

GOAL: To increase the value of your investment by investing primarily in equity securities of U.S. and foreign companies.

INVESTMENT OBJECTIVE: Long-term growth of capital.


SIZE: On August 31, 1998, the Fund had approximately $     million in net
assets.



WHO SHOULD INVEST: Global Equity Fund is for investors who want long-term growth of capital. The Fund seeks to achieve this by investing primarily in equity securities of U.S. and foreign companies. Over time, foreign stocks have shown substantial growth potential. However, because their value tends to fluctuate more than that of U.S. stocks, investors must be willing to tolerate volatility in the value of the Fund's investments. Accordingly, Global Equity Fund is designed for investors who are able to bear the risks that come with investments in foreign equity securities. The Fund may be appropriate as a longer-term component of an investor's overall portfolio, but it is not intended to provide current income.


                              --------------------
                               Prospectus Page 3

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                             THE FUNDS AT A GLANCE
                                  (Continued)
--------------------------------------------------------------------------------

GLOBAL INCOME FUND

GOAL: To provide high current income and, secondarily, capital appreciation by investing primarily in high-quality bonds of foreign and U.S. issuers.

INVESTMENT OBJECTIVE: The primary investment objective is high current income consistent with prudent investment risk; capital appreciation is a secondary objective.


SIZE: On August 31, 1998, the Fund had approximately $     million in net
assets.


WHO SHOULD INVEST: Global Income Fund is for investors who want high current income consistent with prudent investment risk and, secondarily, capital appreciation. The Fund seeks to achieve this by investing primarily in high-quality bonds of foreign and U.S. issuers. The Fund also may invest in bonds rated below investment grade, including bonds of issuers in emerging market countries. Global Income Fund is designed for investors who are able to bear the special risks that come with investments in foreign securities.

MANAGEMENT


Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned asset management subsidiary of PaineWebber Incorporated ('PaineWebber'), is the investment adviser and administrator of each Fund. Mitchell Hutchins has appointed Schroder Capital Management International Inc. ('Schroder Capital') as the investment sub-adviser for Asia Pacific Growth Fund and Emerging Markets Equity Fund, and has appointed Invista Capital Management, Inc. ('Invista') as the investment sub-adviser for the foreign investments of Global Equity Fund. Mitchell Hutchins provides all investment management services for Global Income Fund and the U.S. investments of Global Equity Fund.


MINIMUM INVESTMENT

To open an account, investors need $1,000; to add to an account, investors need only $100.

RISKS

EACH FUND invests in foreign securities, including emerging market securities. Investors in any of the Funds should be able to assume the special risks of investing in these securities. These include possible adverse political, social and economic developments abroad and differing characteristics of foreign economies and markets. These risks are greater with respect to securities of issuers located in emerging markets. Most of the Funds' foreign securities are denominated in foreign currencies, and the value of these investments can be adversely affected by fluctuations in foreign currency values. Foreign currency values and securities prices in the Asia Pacific Region recently have been highly volatile, and recent currency devaluations in some Asia Pacific Region countries have resulted in high interest rate levels and sharp reductions in economic activity. Each Fund may use derivatives, such as options, futures and forward currency contracts and, in the case of Asia Pacific Growth Fund and Global Income Fund, swap agreements, all of which may involve additional risks. Each Fund's share price will rise and fall, and investors may lose money by investing in a Fund. Investment in any of the Funds is not guaranteed.

ASIA PACIFIC GROWTH FUND, EMERGING MARKETS EQUITY FUND AND GLOBAL EQUITY FUND all invest primarily in equity securities. Historically, equity securities have shown greater growth potential than other types of securities, but they also have shown greater volatility.

GLOBAL INCOME FUND invests primarily in bonds, which are subject to interest rate and credit risk. Interest rate risk is the risk that interest rates will rise and bond prices will fall, lowering the value of the Fund's investments and share price. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and principal. Certain investment grade bonds in which the Fund may invest have speculative characteristics. Bonds rated below investment grade, in which the Fund may invest up to 20% of its total assets, are subject to greater risks of default or price fluctuation than investment grade bonds and are considered predominantly speculative. The Fund may invest in mortgage-backed securities, which involve special risks. The Fund is a non-diversified fund, as defined in the Investment Company Act of 1940 ('1940 Act'), and as such is subject to greater risk than funds that have a broader range of investments.

                              --------------------
                               Prospectus Page 4

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                             THE FUNDS AT A GLANCE
                                  (Continued)
--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES OF THE FUNDS

Investors may select among these classes of shares:

CLASS A SHARES

The price is the net asset value plus the initial sales charge; the maximum sales charge is 4.5% of the public offering price (4% in the case of Global Income Fund). Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this class are lower than the ongoing expenses of Class B and Class C shares.

CLASS B SHARES

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class B shares. As a result, 100% of their purchase is immediately invested. However, Class B shares have higher ongoing expenses than Class A shares. Depending upon how long they own the shares, investors may have to pay a sales charge when they sell Class B shares. This sales charge is called a 'contingent deferred sales charge' and applies when investors sell their Class B shares within six years after purchase. After six years, Class B shares convert to Class A shares, which have lower ongoing expenses and no contingent deferred sales charge.

CLASS C SHARES

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class C shares. As a result, 100% of their purchase is immediately invested. However, Class C shares have higher ongoing expenses than Class A shares. A contingent deferred sales charge of 1% (0.75% in the case of Global Income Fund) is charged on shares sold within one year of purchase. Class C shares never convert to any other class of shares.

CLASS Y SHARES

Class Y shares are offered only to limited groups of investors. See 'How to Buy Shares.' The price is the net asset value. Investors do not pay an initial sales charge when they buy Class Y shares. As a result, 100% of their purchase is immediately invested. Investors also do not pay a contingent deferred sales charge when they sell Class Y shares. Class Y shares have lower ongoing expenses than any other class of shares.

                              --------------------
                               Prospectus Page 5

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                                 EXPENSE TABLE

--------------------------------------------------------------------------------

The following tables are intended to assist investors in understanding the expenses associated with investing in each class of shares of the Funds. Expenses shown below are based on those incurred for the most recent fiscal year, except in the case of Asia Pacific Growth Fund, where amounts were annualized because it commenced operations on March 25, 1997 and 'Other Expenses' are based on estimated amounts for its current fiscal year. In addition, in the case of Emerging Markets Equity Fund, expenses shown below reflect anticipated fee waivers.

SHAREHOLDER TRANSACTION EXPENSES                               CLASS A    CLASS B    CLASS C    CLASS Y
                                                               -------    -------    -------    -------
Maximum Sales Charge on Purchases of Shares (as a % of
offering price)

    ASIA PACIFIC GROWTH FUND, EMERGING MARKETS EQUITY FUND
    AND GLOBAL EQUITY FUND..................................   4.5%       None       None       None
    GLOBAL INCOME FUND......................................   4%         None       None       None
Sales Charge on Reinvested Dividends (as a % of offering
price)......................................................   None       None       None       None
Maximum Contingent Deferred Sales Charge (as a % of offering price or net asset value at the time of sale, whichever is
less)
    ASIA PACIFIC GROWTH FUND, EMERGING MARKETS EQUITY FUND
    AND GLOBAL EQUITY FUND..................................   None       5%         1%         None
    GLOBAL INCOME FUND......................................   None       5%         0.75%      None
Exchange Fee................................................   None       None       None       None

ANNUAL FUND OPERATING EXPENSES (as a % of average net
  assets)
ASIA PACIFIC GROWTH FUND
Management Fees.............................................     1.20%      1.20%      1.20%      1.20%
12b-1 Fees..................................................     0.25       1.00       1.00       None
Other Expenses..............................................     0.88       0.92       0.90       0.88
                                                               -------    -------    -------    -------
Total Operating Expenses....................................     2.33%      3.12%      3.10%      2.08%
                                                               -------    -------    -------    -------
                                                               -------    -------    -------    -------
EMERGING MARKETS EQUITY FUND
Management Fees (after fee waivers)*........................     0.70%      0.70%      0.70%      0.70%
12b-1 Fees..................................................     0.25       1.00       1.00       None
Other Expenses..............................................     1.49       1.49       1.49       1.49
                                                               -------    -------    -------    -------
Total Operating Expenses....................................     2.44%      3.19%      3.19%      2.19%
                                                               -------    -------    -------    -------
                                                               -------    -------    -------    -------
GLOBAL EQUITY FUND
Management Fees.............................................     0.85%      0.85%      0.85%      0.85%
12b-1 Fees..................................................     0.25       1.00       1.00       None
Other Expenses..............................................     0.34       0.41       0.35       0.25
                                                               -------    -------    -------    -------
Total Operating Expenses....................................     1.44%      2.26%      2.20%      1.10%
                                                               -------    -------    -------    -------
                                                               -------    -------    -------    -------
GLOBAL INCOME FUND
Management Fees.............................................     0.74%      0.74%      0.74%      0.74%
12b-1 Fees..................................................     0.25       1.00       0.75       None
Other Expenses..............................................     0.22       0.25       0.20       0.20
                                                               -------    -------    -------    -------
Total Operating Expenses....................................     1.21%      1.99%      1.69%      0.94%
                                                               -------    -------    -------    -------
                                                               -------    -------    -------    -------

------------------
* 'Management Fees' for Emerging Markets Equity Fund reflects anticipated fee waivers by Mitchell Hutchins. Under an advisory contract for Emerging Markets Equity Fund effective February 25, 1997, the annual percentage rate at which the investment advisory and administrative fee is payable to Mitchell Hutchins is 1.20% of the Fund's average daily net assets. This fee is lower than the fee that was payable under the prior advisory contract; however, after giving effect to fee waivers, the effective annual rate actually paid by the Fund during the fiscal year ended October 31, 1997, was 0.78%. Without taking into account anticipated fee waivers, 'Management Fees' and 'Total Operating Expenses' for shares of Emerging Markets Equity Fund would be as follows: 1.20% and 2.94% for Class A; 1.20% and 3.69% for Class B; 1.20% and 3.69% for Class C; and 1.20% and 2.69% for Class Y.

                              --------------------
                               Prospectus Page 6

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                                 EXPENSE TABLE
                                  (Continued)
--------------------------------------------------------------------------------


 CLASS A SHARES: Sales charge waivers and a reduced sales charge purchase plan are available. Purchases of $1 million or more are not subject to an initial sales charge; however, if a shareholder sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is imposed.
 CLASS B SHARES: Sales charge waivers are available. The maximum 5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after six years.
 CLASS C SHARES: If a shareholder sells these shares within one year after purchase, a contingent deferred sales charge of 1% (0.75% in the case of Global Income Fund) of the offering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is imposed.
 CLASS Y SHARES: No initial or contingent deferred sales charge is imposed, nor are Class Y shares subject to 12b-1 distribution or service fees. Class Y shares may be purchased by participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds ('PW Programs'), when Class Y shares are purchased through that Program. Participation in a PW Program is subject to an effective advisory fee at an annual rate of no more than 1.5% of assets held through that PW Program. This account charge is not included in the table because investors who are not PW Programs participants also are permitted to purchase Class Y Shares.


12b-1 distribution fees are asset-based sales charges. Long-term Class B and Class C shareholders may pay more in direct and indirect sales charges (including 12b-1 distribution fees) than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. 12b-1 fees have two components, as follows:

                                      CLASS A    CLASS B    CLASS C    CLASS Y
                                      -------    -------    -------    -------
12b-1 service fees.................     0.25%      0.25%      0.25%      None
12b-1 distribution fees............     0.00       0.75       0.75*      None

* 12b-1 distribution fees for Class C shares of Global Income Fund are 0.50%.

For more information, see 'Management' and 'Flexible Pricing(Service Mark).'

EXAMPLES OF EFFECT OF FUND EXPENSES


The following examples should assist investors in understanding various costs and expenses they would incur as shareholders of a Fund. The assumed 5% annual return shown in the examples is required by regulations of the SEC applicable to all mutual funds. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF A FUND MAY BE MORE OR LESS THAN THOSE SHOWN.


An investor would pay the following expenses, directly or indirectly, on a $1,000 investment in a Fund, assuming a 5% annual return:

ASIA PACIFIC GROWTH FUND
                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                     -------   --------   --------   ---------
Class A............................    $68       $114       $164       $ 300
Class B (Assuming sale of all
  shares at end of period).........    $81       $126       $184       $ 308
Class B (Assuming no sale of
  shares)..........................    $31       $ 96       $164       $ 308
Class C (Assuming sale of all
  shares at end of period).........    $41       $ 96       $162       $ 341
Class C (Assuming no sale of
  shares)..........................    $31       $ 96       $162       $ 341
Class Y............................    $21       $ 65       $112       $ 241

                              --------------------
                               Prospectus Page 7

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                                 EXPENSE TABLE
                                  (Continued)
--------------------------------------------------------------------------------

EMERGING MARKETS EQUITY FUND
                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                     -------   --------   --------   --------
Class A............................    $69       $118       $169       $310
Class B (Assuming sale of all
  shares at end of period).........    $82       $128       $187       $316
Class B (Assuming no sale of
  shares)..........................    $32       $ 98       $167       $316
Class C (Assuming sale of all
  shares at end of period).........    $42       $ 98       $167       $349
Class C (Assuming no sale of
  shares)..........................    $32       $ 98       $167       $349
Class Y............................    $22       $ 69       $117       $252

GLOBAL EQUITY FUND

                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                     -------   --------   --------   --------
Class A............................    $59       $ 89       $120       $210
Class B (Assuming sale of all
  shares at end of period).........    $73       $101       $141       $220
Class B (Assuming no sale of
  shares)..........................    $23       $ 71       $121       $220
Class C (Assuming sale of all
  shares at end of period).........    $32       $ 69       $118       $253
Class C (Assuming no sale of
  shares)..........................    $22       $ 69       $118       $253
Class Y............................    $11       $ 35       $ 61       $134

GLOBAL INCOME FUND
                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                     -------   --------   --------   --------
Class A............................    $52       $ 77       $104       $181
Class B (Assuming sale of all
  shares at end of period).........    $70       $ 92       $127       $193
Class B (Assuming no sale of
  shares)..........................    $20       $ 62       $107       $193
Class C (Assuming sale of all
  shares at end of period).........    $25       $ 53       $ 92       $200
Class C (Assuming no sale of
  shares)..........................    $17       $ 53       $ 92       $200
Class Y............................    $10       $ 30       $ 52       $115

 ASSUMPTIONS MADE IN THE EXAMPLES
 o ALL CLASSES: Reinvestment of all dividends and other distributions; percentage amounts listed under 'Annual Fund Operating Expenses' remain the same for years shown.
 o CLASS A SHARES: Deduction of the maximum 4.5% (4% in the case of Global Income Fund) initial sales charge at the time of purchase.
 o CLASS B SHARES: Deduction of the maximum applicable contingent deferred sales charge at the time of sale, which declines over a period of six years. Ten-year figures assume that Class B shares convert to Class A shares at the end of the sixth year.
 o CLASS C SHARES: Deduction of a 1% (0.75% in the case of Global Income Fund) contingent deferred sales charge for sales of shares within one year of purchase.

                              --------------------
                               Prospectus Page 8

                         ------------------------------
                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

ASIA PACIFIC GROWTH FUND

The following table provides investors with data and ratios for one Class A, Class B and Class C share for the period shown. The Fund had no Class Y shares outstanding during that period. This information is supplemented by the financial statements and accompanying notes appearing in Asia Pacific Growth Fund's Annual Report to Shareholders for the period ended October 31, 1997 and the report of Ernst & Young LLP, independent auditors, appearing in the Fund's Annual Report to Shareholders. The financial statements, accompanying notes and auditors' report are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the table below relating to the period March 25, 1997 (commencement of operations) through October 31, 1997, have been audited by Ernst & Young LLP, independent auditors. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568.

                                                                                 ASIA PACIFIC GROWTH FUND
                                                                -----------------------------------------------------------
                                                                     CLASS A              CLASS B              CLASS C
                                                                -----------------    -----------------    -----------------
                                                                     FOR THE              FOR THE              FOR THE
                                                                  PERIOD ENDED         PERIOD ENDED         PERIOD ENDED
                                                                OCTOBER 31, 1997+    OCTOBER 31, 1997+    OCTOBER 31, 1997+
                                                                -----------------    -----------------    -----------------
Net asset value, beginning of period.........................        $ 12.50              $ 12.50              $ 12.50
                                                                -----------------    -----------------    -----------------
Net investment income (loss).................................           0.03                (0.03)               (0.03)
Net realized and unrealized losses from investments and
  foreign currency...........................................          (3.57)               (3.55)               (3.55)
                                                                -----------------    -----------------    -----------------
Net decrease from investment operations......................          (3.54)               (3.58)               (3.58)
                                                                -----------------    -----------------    -----------------
Net asset value, end of period...............................        $  8.96              $  8.92              $  8.92
                                                                -----------------    -----------------    -----------------
                                                                -----------------    -----------------    -----------------
Total investment return (1)..................................         (28.32)%             (28.64)%             (28.64)%
                                                                -----------------    -----------------    -----------------
                                                                -----------------    -----------------    -----------------
Ratios/Supplemental Data:
Net assets, end of period (000's)............................        $21,466              $22,949              $13,887
Expenses to average net assets...............................           2.33%*               3.12%*               3.10%*
Net investment income (loss) to average net assets...........           0.37%*              (0.43)%*             (0.42)%*
Portfolio turnover rate......................................             13%                  13%                  13%
Average commission rate paid.................................        $0.0156              $0.0156              $0.0156

------------------
 * Annualized

 + For the period March 25, 1997 (commencement of operations) to October 31,
   1997.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment returns for periods less than a year have not been annualized.

                              --------------------
                               Prospectus Page 9

                         ------------------------------
                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------

EMERGING MARKETS EQUITY FUND

The following tables provide investors with data and ratios for one Class A, Class B, Class C and Class Y share for each of the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in Emerging Markets Equity Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1997 and the report of Ernst & Young LLP, independent auditors, appearing in the Fund's Annual Report to Shareholders. The financial statements, accompanying notes and auditors' report are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the table below relating to the fiscal year ended October 31, 1997, the four months ended October 31, 1996 and the fiscal year ended June 30, 1996, have been audited by Ernst & Young LLP, independent auditors. The financial information for the prior years was audited by another independent accounting firm, whose reports thereon were unqualified. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568.

                                                             EMERGING MARKETS EQUITY FUND
                                 ------------------------------------------------------------------------------------
                                                                       CLASS A
                                 ------------------------------------------------------------------------------------
                                                                              FOR THE YEARS ENDED
                                       FOR THE               FOR THE                JUNE 30,             FOR THE
                                     YEAR ENDED         FOUR MONTHS ENDED     --------------------     PERIOD ENDED
                                 OCTOBER 31, 1997***    OCTOBER 31, 1996        1996       1995**     JUNE 30, 1994+
                                 -------------------    -----------------     --------    --------   ----------------
Net asset value, beginning of
  period......................         $  9.46               $ 10.06          $  9.73     $ 10.79        $  12.00
                                      --------              --------          --------    --------       --------
Net investment income
  (loss)......................           (0.06)                (0.13)           (0.14 )     (0.04 )          0.04
Net realized and unrealized
  gains (losses) from
  investment and foreign
  currency....................           (0.01)                (0.47)            0.47       (0.97 )         (1.25)
                                      --------              --------          --------    --------       --------
Net increase (decrease) from
  investment operations.......           (0.07)                (0.60)            0.33       (1.01 )         (1.21)
                                      --------              --------          --------    --------       --------
Dividends from net investment
  income......................              --                    --               --       (0.05 )            --
                                      --------              --------          --------    --------       --------
Net asset value, end of
  period......................         $  9.39               $  9.46          $ 10.06     $  9.73        $  10.79
                                      --------              --------          --------    --------       --------
                                      --------              --------          --------    --------       --------
Total investment return (1)...           (0.74)%               (5.96)%           3.39 %     (9.29 )%       (10.08)%
                                      --------              --------          --------    --------       --------
                                      --------              --------          --------    --------       --------
Ratios/Supplemental Data:
Net assets, end of period
  (000's).....................         $ 9,222               $14,992          $20,680     $33,043        $ 46,758
Expenses, net of fee waivers,
  to average
  net assets..................            2.44%                 2.44%*           2.44 %      2.44 %          2.47%*
Expenses, before fee waivers,
  to average
  net assets..................            3.01%                 3.48%*           3.42 %      2.54 %          2.47%*
Net investment income (loss),
  net of fee waivers, to
  average net assets..........           (0.40)%               (1.42)%*         (0.52 )%    (0.76 )%         0.72%*
Net investment income (loss),
  before fee waivers, to
  average net assets..........           (0.97)%               (2.46)%*         (1.50 )%    (0.86 )%         0.72%*
Portfolio turnover rate.......              87%                   22%              69 %        76 %             8%
Average commission rate paid
  (2).........................         $0.0009               $0.0024               --          --              --

------------------
 *   Annualized

 ** Investment advisory functions for the Fund were transferred from Kidder Peabody Asset Management, Inc. to Mitchell Hutchins on February 13, 1995.

*** Investment sub-advisory functions for the Fund were transferred from Emerging Markets Management to Schroder Capital effective February 25, 1997.

 +   For the period January 19, 1994 (commencement of operations) to June 30,
     1994.

 ++ For the period December 5, 1995 (commencement of offering of shares) to June 30, 1996.

 (1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.

 (2) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                              --------------------
                               Prospectus Page 10

                         ------------------------------
                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------

                                                EMERGING MARKETS EQUITY FUND
                                ------------------------------------------------------------
                                                          CLASS B
                                ------------------------------------------------------------
                                    FOR THE
                                  YEAR ENDED             FOR THE               FOR THE
                                  OCTOBER 31,       FOUR MONTHS ENDED        PERIOD ENDED
                                    1997***         OCTOBER 31, 1996       JUNE 30, 1996++
                                ---------------     -----------------     ------------------
                                    $  9.32              $  9.94                $ 9.13
                                ---------------         --------                ------
                                      (0.10)               (0.07)                (0.01)
                                      (0.03)               (0.55)                 0.82
                                ---------------         --------                ------
                                      (0.13)               (0.62)                 0.81
                                ---------------         --------                ------
                                         --                   --                    --
                                ---------------         --------                ------
                                    $  9.19              $  9.32                $ 9.94
                                ---------------         --------                ------
                                ---------------         --------                ------
                                      (1.39)%              (6.24)%                8.87%
                                ---------------         --------                ------
                                ---------------         --------                ------
                                    $ 1,598              $   879                $  936
                                       3.19%                3.19%*                3.19%*
                                       3.82%                4.23%*                4.97%*
                                      (1.25)%              (2.12)%*              (0.21)%*
                                      (1.88)%              (3.16)%*              (1.99)%*
                                         87%                  22%                   69%
                                    $0.0009              $0.0024                    --


                                                                     CLASS C
                                ----------------------------------------------------------------------------------
                                    FOR THE                               FOR THE YEARS ENDED
                                  YEAR ENDED             FOR THE                JUNE 30,              FOR THE
                                  OCTOBER 31,       FOUR MONTHS ENDED     --------------------      PERIOD ENDED
                                    1997***         OCTOBER 31, 1996        1996       1995**      JUNE 30, 1994+
                                ---------------     -----------------     --------    --------    ----------------
                                    $  9.32              $  9.94          $  9.67     $ 10.75         $  12.00
                                ---------------         --------          --------    --------        --------
                                      (0.14)               (0.22)           (0.24 )     (0.17 )             --
                                      (0.01)               (0.40)            0.51       (0.90 )          (1.25)
                                ---------------         --------          --------    --------        --------
                                      (0.15)               (0.62)            0.27       (1.07 )          (1.25)
                                ---------------         --------          --------    --------        --------
                                         --                   --               --       (0.01 )             --
                                ---------------         --------          --------    --------        --------
                                    $  9.17              $  9.32          $  9.94     $  9.67         $  10.75
                                ---------------         --------          --------    --------        --------
                                ---------------         --------          --------    --------        --------
                                      (1.61)%              (6.24)%           2.79 %    (10.01 )%        (10.42)%
                                ---------------         --------          --------    --------        --------
                                ---------------         --------          --------    --------        --------
                                    $ 5,345              $ 7,882          $11,561     $18,551         $ 26,721
                                       3.19%                3.19%*           3.19 %      3.19 %           3.22%*
                                       3.78%                4.23%*           4.17 %      3.29 %           3.22%*
                                      (1.18)%              (2.16)%*         (1.28 )%    (1.50 )%         (0.03)%*
                                      (1.77)%              (3.20)%*         (2.26 )%    (1.60 )%         (0.03)%*
                                         87%                  22%              69 %        76 %              8%
                                    $0.0009              $0.0024               --          --               --

                              --------------------
                               Prospectus Page 11

                         ------------------------------
                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------

                                                             EMERGING MARKETS EQUITY FUND
                                 ------------------------------------------------------------------------------------
                                                                       CLASS Y
                                 ------------------------------------------------------------------------------------
                                                                              FOR THE YEARS ENDED
                                       FOR THE               FOR THE                JUNE 30,             FOR THE
                                     YEAR ENDED         FOUR MONTHS ENDED     --------------------     PERIOD ENDED
                                 OCTOBER 31, 1997***    OCTOBER 31, 1996        1996       1995**     JUNE 30, 1994+
                                 -------------------    -----------------     --------    --------   ----------------
Net asset value, beginning of
  period......................         $  9.51               $ 10.11          $  9.75     $ 10.80        $  12.00
                                      --------              --------          --------    --------       --------
Net investment income
  (loss)......................           (0.02)                (0.05)           (0.01 )      0.01            0.05
Net realized and unrealized
  gains (losses) from
  investment and foreign
  currency....................           (0.03)                (0.55)            0.37       (0.99 )         (1.25)
                                      --------              --------          --------    --------       --------
Net increase (decrease) from
  investment operations.......           (0.05)                (0.60)            0.36       (0.98 )         (1.20)
                                      --------              --------          --------    --------       --------
Dividends from net investment
  income......................              --                    --               --       (0.07 )            --
                                      --------              --------          --------    --------       --------
Net asset value, end of
  period......................         $  9.46               $  9.51          $ 10.11     $  9.75        $  10.80
                                      --------              --------          --------    --------       --------
                                      --------              --------          --------    --------       --------
Total investment return (1)...           (0.53)%               (5.93)%           3.69 %     (9.03 )%       (10.00)%
                                      --------              --------          --------    --------       --------
                                      --------              --------          --------    --------       --------
Ratios/Supplemental Data:
Net assets, end of period
  (000's).....................         $10,053               $11,375          $12,979     $12,332        $ 15,435
Expenses, net of fee waivers,
  to average
  net assets..................           2.19%                  2.19%*           2.19 %      2.19 %          2.22%*
Expenses, before fee waivers,
  to average
  net assets..................           2.69%                  3.23%*           3.29 %      2.29 %          2.22%*
Net investment income (loss),
  net of fee waivers, to
  average net assets..........           (0.15)%               (1.13)%*         (0.15 ) %   (0.51 ) %         0.97%*
Net investment income (loss),
  before fee waivers, to
  average net assets..........           (0.65)%               (2.17)%*         (1.25 )%    (0.61 )%         0.97%*
Portfolio turnover rate.......             87%                    22%              69 %        76 %             8%
Average commission rate paid
  (2).........................         $0.0009               $0.0024               --          --              --

------------------
  * Annualized

 ** Investment advisory functions for the Fund were transferred from Kidder
    Peabody Asset Management, Inc. to Mitchell Hutchins on February 13, 1995.

*** Investment sub-advisory functions for the Fund were transferred from Emerging Markets Management to Schroder Capital effective February 25, 1997.

 + For the period January 19, 1994 (commencement of operations) to June 30,
   1994.

 (1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment returns for periods of less than one year have not been annualized.

 (2) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                              --------------------
                               Prospectus Page 12

                      [This page intentionally left blank]

                              --------------------
                               Prospectus Page 13

                         ------------------------------
                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------

GLOBAL EQUITY FUND
The following tables provide investors with data and ratios for one Class A, Class B, Class C and Class Y share for each of the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in Global Equity Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1997 and the report of Ernst & Young LLP, independent auditors, appearing in the Fund's Annual Report to Shareholders. The financial statements, accompanying notes and auditors' report are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the table below relating to the fiscal year ended October 31, 1997, the two months ended October 31, 1996 and to each of the two years in the period ended August 31, 1996, have been audited by Ernst & Young LLP, independent auditors. The financial information for the prior years was audited by another independent accounting firm, whose reports thereon were unqualified. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568. The financial statements and notes and the financial information in the table below insofar as they relate to the six months ended April 30, 1998 have been taken from the records of the Fund without examination by the Fund's independent auditors, who do not express an opinion thereon.



Effective September   , 1998, investment sub-advisory functions for the Fund's
foreign investments were transferred from GE Investment Management Incorporated to Invista and Mitchell Hutchins assumed all investment management responsibilities for the Fund's U.S. investments.


                                                                GLOBAL EQUITY FUND
                               -------------------------------------------------------------------------------------
                                                                      CLASS A
                               -------------------------------------------------------------------------------------
                               FOR THE SIX     FOR THE      FOR THE
                                 MONTHS         YEAR      TWO MONTHS
                               ENDED APRIL      ENDED        ENDED             FOR THE YEARS ENDED AUGUST 31,
                                30, 1998     OCTOBER 31,  OCTOBER 31,   --------------------------------------------
                               (UNAUDITED)      1997         1996         1996       1995**       1994        1993
                               -----------   -----------  -----------   --------    --------    --------    --------
Net asset value, beginning of
  period......................  $   18.37     $    17.43   $   16.81    $  16.12    $  16.98    $  14.55    $  12.87
                               -----------   -----------  -----------   --------    --------    --------    --------
Net investment income
  (loss)......................      (0.03)          0.00       (0.02)       0.02        0.02        0.01        0.03
Net realized and unrealized
  gains (losses) from
  investments and foreign
  currency....................       3.31           1.52        0.64        1.24        0.37        2.63        1.89
                               -----------   -----------  -----------   --------    --------    --------    --------
Net increase (decrease) from
  investment operations.......       3.28           1.52        0.62        1.26        0.39        2.64        1.92
                               -----------   -----------  -----------   --------    --------    --------    --------
Dividends from net investment
  income......................         --             --          --          --          --          --       (0.08)
Distributions from net
  realized gains..............      (2.48)         (0.58)         --       (0.57)      (1.25)      (0.21)      (0.16)
                               -----------   -----------  -----------   --------    --------    --------    --------
Total dividends and
  distributions...............      (2.48)         (0.58)       0.00       (0.57)      (1.25)      (0.21)      (0.24)
                               -----------   -----------  -----------   --------    --------    --------    --------
Net asset value, end of
  period......................  $   19.17     $    18.37   $   17.43    $  16.81    $  16.12    $  16.98    $  14.55
                               -----------   -----------  -----------   --------    --------    --------    --------
                               -----------   -----------  -----------   --------    --------    --------    --------
Total investment return (1)...      20.81%          8.87%       3.69%       8.06%       3.24%      18.23%      15.24%
                               -----------   -----------  -----------   --------    --------    --------    --------
                               -----------   -----------  -----------   --------    --------    --------    --------
Ratios/Supplemental Data:
Net assets, end of period
  (000's).....................  $ 319,586     $  294,878   $ 307,267    $305,218    $360,652    $185,493    $156,451
Expenses to average net
  assets......................       1.51%*         1.44%       1.53%*      1.48%       1.71%(2)     1.58%      1.53%
Net investment income (loss)
  to average net assets.......      (0.31)*         0.01%      (0.80)%*     0.10%       0.09%(2)     0.07%      0.22%
Portfolio turnover rate.......         32%            86%          3%         33%         40%         51%         56%
Average commission rate paid
  (3).........................  $  0.0220     $   0.0069   $  0.0069    $ 0.0120          --          --          --


                                    FOR THE
                                     PERIOD
                                 NOV. 14, 1991+
                                TO AUG. 31, 1992
                                ----------------
Net asset value, beginning of
  period......................      $  12.00
                                    --------
Net investment income
  (loss)......................          0.09
Net realized and unrealized
  gains (losses) from
  investments and foreign
  currency....................          0.78
                                    --------
Net increase (decrease) from
  investment operations.......          0.87
                                    --------
Dividends from net investment
  income......................            --
Distributions from net
  realized gains..............            --
                                    --------
Total dividends and
  distributions...............          0.00
                                    --------
Net asset value, end of
  period......................      $  12.87
                                    --------
                                    --------
Total investment return (1)...          7.25%
                                    --------
                                    --------
Ratios/Supplemental Data:
Net assets, end of period
  (000's).....................      $113,070
Expenses to average net
  assets......................          1.68%*
Net investment income (loss)
  to average net assets.......          0.93%*
Portfolio turnover rate.......            30%
Average commission rate paid
  (3).........................            --


------------------
 * Annualized

 ** Investment advisory functions for the Fund were transferred from Kidder
    Peabody Asset Management, Inc. to Mitchell Hutchins on February 13, 1995.

 +  Commencement of operations

++  Commencement of offering of shares

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.

(2) These ratios include non-recurring reorganization expenses of 0.06%, 0.00% and 0.06% for Class A, Class B and Class C shares, respectively.

(3) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                              --------------------
                               Prospectus Page 14

                         ------------------------------
                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------

                                                                      GLOBAL EQUITY FUND
                                     ------------------------------------------------------------------------------------
                                                                    CLASS B                                     CLASS C
                                     ----------------------------------------------------------------------   -----------
                                                                                                   FOR THE
                                     FOR THE SIX        FOR THE       FOR THE                       PERIOD       FOR THE SIX
                                     MONTHS ENDED        YEAR       TWO MONTHS       FOR THE       AUG. 25,        MONTHS
                                      APRIL 30,          ENDED         ENDED        YEAR ENDED      1995++       ENDED APRIL
                                         1998         OCTOBER 31,   OCTOBER 31,     AUGUST 31,     TO AUG.        30, 1998
                                     (UNAUDITED)         1997          1996            1996        31, 1995      (UNAUDITED)
                                     ------------     -----------   -----------     ----------     --------      -----------
                                       $  17.69        $   16.93     $   16.35       $  15.82      $  15.83       $    17.69
                                     ------------     -----------   -----------     ----------     --------      -----------
                                          (0.17)           (0.21)        (0.05)         (0.12)         0.00            (0.11)
                                           3.22             1.55          0.63           1.22         (0.01)            3.18
                                     ------------     -----------   -----------     ----------     --------      -----------
                                           3.05             1.34          0.58           1.10         (0.01)            3.07
                                     ------------     -----------   -----------     ----------     --------      -----------
                                             --               --            --             --            --               --
                                          (2.48)           (0.58)           --          (0.57)           --            (2.48)
                                     ------------     -----------   -----------     ----------     --------      -----------
                                          (2.48)           (0.58)         0.00          (0.57)         0.00            (2.48)
                                     ------------     -----------   -----------     ----------     --------      -----------
                                       $  18.26        $   17.69     $   16.93       $  16.35      $  15.82       $    18.28
                                     ------------     -----------   -----------     ----------     --------      -----------
                                     ------------     -----------   -----------     ----------     --------      -----------
                                          20.25%            8.05%         3.55%          7.18%        (0.06)%          20.38%
                                     ------------     -----------   -----------     ----------     --------      -----------
                                     ------------     -----------   -----------     ----------     --------      -----------
                                       $ 75,078        $  87,104     $ 113,445       $113,235      $142,880       $   54,893
                                           2.35%*           2.26%         2.34%*         2.25%         2.17 %*(2)       2.29%*
                                          (1.19)%*         (0.80)%       (1.61)%*       (0.68)%       (1.92) *(2)      (1.11)%*
                                             32%              86%            3%            33%           40%              32%
                                       $ 0.0220        $  0.0069     $  0.0069       $ 0.0120            --       $   0.0220


                                                                                                          FOR THE
                                        FOR THE        FOR THE                                            PERIOD
                                         YEAR        TWO MONTHS       FOR THE YEARS ENDED AUGUST          MAY 10,
                                         ENDED          ENDED                    31,                      1993++
                                      OCTOBER 31,    OCTOBER 31,    --------------------------------      TO AUG.
                                         1997           1996          1996      1995**        1994        31, 1993
                                      -----------    -----------    --------    -------      -------      --------
                                      $    16.93       $ 16.35      $  15.82    $ 16.81      $ 14.52      $ 13.80
                                      -----------    -----------    --------    -------      -------      --------
                                           (0.23)        (0.05)        (0.13)     (0.11)       (0.07)       (0.02)
                                            1.57          0.63          1.23       0.37         2.57         0.74
                                      -----------    -----------    --------    -------      -------      --------
                                            1.34          0.58          1.10       0.26         2.50         0.72
                                      -----------    -----------    --------    -------      -------      --------
                                              --            --            --         --           --           --
                                           (0.58)           --         (0.57)     (1.25)       (0.21)          --
                                      -----------    -----------    --------    -------      -------      --------
                                           (0.58)         0.00         (0.57)     (1.25)       (0.21)        0.00
                                      -----------    -----------    --------    -------      -------      --------
                                      $    17.69       $ 16.93      $  16.35    $ 15.82      $ 16.81      $ 14.52
                                      -----------    -----------    --------    -------      -------      --------
                                      -----------    -----------    --------    -------      -------      --------
                                            8.05%         3.55%         7.18%      2.46%       17.29%        5.22 %
                                      -----------    -----------    --------    -------      -------      --------
                                      -----------    -----------    --------    -------      -------      --------
                                      $   54,510       $67,530      $ 66,585    $83,485      $31,837      $10,807
                                            2.20%         2.30%*        2.27%      2.48         2.33%        2.28%*
                                           (0.75)%       (1.57)%*      (0.70)%    (0.68)%(2)   (0.68)%     (0.53)%*
                                              86%            3%           33%        40%          51%          56%
                                      $   0.0069       $0.0069      $ 0.0120         --           --           --


                              --------------------
                               Prospectus Page 15

                         ------------------------------
                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------

                                                                   GLOBAL EQUITY FUND
                                        ------------------------------------------------------------------------
                                                                        CLASS Y
                                        ------------------------------------------------------------------------
                                        FOR THE SIX    FOR THE      FOR THE
                                          MONTHS        YEAR      TWO MONTHS
                                        ENDED APRIL     ENDED        ENDED       FOR THE YEARS ENDED AUGUST 31,
                                         30, 1998    OCTOBER 31,  OCTOBER 31,   --------------------------------
                                        (UNAUDITED)     1997         1996        1996      1995**         1994
                                        -----------  -----------  -----------   -------    -------       -------
Net asset value, beginning of period...   $ 18.63      $ 17.60      $ 16.97     $ 16.22    $ 17.03       $ 14.56
                                        -----------  -----------  -----------   -------    -------       -------
Net investment income (loss)...........     (0.02)        0.10        (0.01)       0.07       0.07          0.05
Net realized and unrealized gains from
  investments and foreign currency.....      3.38         1.51         0.64        1.25       0.37          2.63
                                        -----------  -----------  -----------   -------    -------       -------
Net increase from investment
  operations...........................      3.36         1.61         0.63        1.32       0.44          2.68
                                        -----------  -----------  -----------   -------    -------       -------
Dividends from net investment income...        --           --           --          --         --            --
Distributions from net realized
  gains................................     (2.48)       (0.58)          --       (0.57)     (1.25)        (0.21)
                                        -----------  -----------  -----------   -------    -------       -------
Total dividends and distributions......     (2.48)       (0.58)        0.00       (0.57)     (1.25)        (0.21)
                                        -----------  -----------  -----------   -------    -------       -------
Net asset value, end of period.........   $ 19.51      $ 18.63      $ 17.60     $ 16.97    $ 16.22       $ 17.03
                                        -----------  -----------  -----------   -------    -------       -------
                                        -----------  -----------  -----------   -------    -------       -------
Total investment return (1)............     20.97%        9.31%        3.71%       8.39%      3.54%        18.49%
                                        -----------  -----------  -----------   -------    -------       -------
                                        -----------  -----------  -----------   -------    -------       -------
Ratios/Supplemental Data:
Net assets, end of period (000's)......   $65,207      $57,683      $63,225     $61,736    $57,150       $28,390
Expenses to average net assets.........      1.17%*       1.10%        1.18%*      1.17%      1.46%(2)      1.33%
Net investment income (loss) to average
  net assets...........................     (0.04)%*      0.36%       (0.45)%*     0.46%      0.36%(2)      0.32%
Portfolio turnover rate................        32%        0.86%           3%         33%        40%           51%
Average commission rate paid (3).......   $0.0220      $0.0069      $0.0069     $0.0120         --            --


                                              FOR THE
                                               PERIOD
                                           MAY 10, 1993+
                                         TO AUGUST 31, 1993
                                         ------------------
Net asset value, beginning of period...       $  13.80
                                               -------
Net investment income (loss)...........           0.02
Net realized and unrealized gains from
  investments and foreign currency.....           0.74
                                               -------
Net increase from investment
  operations...........................           0.76
                                               -------
Dividends from net investment income...             --
Distributions from net realized
  gains................................             --
                                               -------
Total dividends and distributions......           0.00
                                               -------
Net asset value, end of period.........       $  14.56
                                               -------
                                               -------
Total investment return (1)............           5.51%
                                               -------
                                               -------
Ratios/Supplemental Data:
Net assets, end of period (000's)......       $ 19,098
Expenses to average net assets.........           1.28%*
Net investment income (loss) to average
  net assets...........................           0.47%*
Portfolio turnover rate................             56%
Average commission rate paid (3).......             --


------------------
 * Annualized

 ** Investment advisory functions for the Fund were transferred from Kidder
    Peabody Asset Management, Inc. to Mitchell Hutchins on February 13, 1995.

 + Commencement of offering of shares

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment returns for periods of less than one year have not been annualized.

(2) These ratios include non-recurring reorganization expenses of 0.06% for Class Y shares.

(3) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                              --------------------
                               Prospectus Page 16

                      [This page intentionally left blank]

                              --------------------
                               Prospectus Page 17

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------

GLOBAL INCOME FUND

The following tables provide investors with data and ratios for one Class A, Class B, Class C and Class Y share for each of the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in Global Income Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1997 and the report of Price Waterhouse LLP, independent accountants, appearing in the Fund's Annual Report to Shareholders. The financial statements, accompanying notes and independent accountants' report are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the table below insofar as they relate to each of the periods presented in the five year period ended October 31, 1997, have been audited by Price Waterhouse LLP, independent accountants. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568.

                                                                   GLOBAL INCOME FUND
                                 --------------------------------------------------------------------------------------
                                                                        CLASS A
                                 --------------------------------------------------------------------------------------
                                                                                                              FOR THE
                                                                                                              PERIOD
                                                                                                              JULY 1,
                                                     FOR THE YEARS ENDED OCTOBER 31,                         1991+ TO
                                 -----------------------------------------------------------------------    OCTOBER 31,
                                   1997       1996        1995          1994        1993          1992         1991
                                 --------   --------    --------      --------    --------      --------    -----------
Net asset value, beginning of
 period........................  $  10.46   $  10.35    $   9.99      $  10.97    $  10.64      $  10.75      $ 10.40
                                 --------   --------    --------      --------    --------      --------        -----
Net investment income..........      0.69@      0.72@       0.77@         0.72        0.59          0.83         0.20
Net realized and unrealized
 gains (losses) from
 investments and foreign
 currency......................     (0.19)@     0.13@       0.31@        (1.05)       0.68         (0.12)        0.40
                                 --------   --------    --------      --------    --------      --------        -----
Net increase (decrease) from
 investment transactions.......      0.50       0.85        1.08         (0.33)       1.27          0.71         0.60
                                 --------   --------    --------      --------    --------      --------        -----
Dividends from net investment
 income........................     (0.54)     (0.74)      (0.72)        (0.33)      (0.80)        (0.64)       (0.23)
Distributions from net realized
 gains from investments and
 foreign currency
 transactions..................        --         --          --            --       (0.14)        (0.18)       (0.02)
Distributions in excess of net
 investment income.............     (0.06)        --          --            --          --            --           --
Distributions from
 paid-in-capital...............     (0.09)        --          --         (0.32)         --            --           --
                                 --------   --------    --------      --------    --------      --------        -----
Total dividends and
 distributions to
 shareholders..................     (0.69)     (0.74)      (0.72)        (0.65)      (0.94)        (0.82)       (0.25)
                                 --------   --------    --------      --------    --------      --------        -----
Net asset value, end of
 period........................  $  10.27   $  10.46    $  10.35      $   9.99    $  10.97      $  10.64      $ 10.75
                                 --------   --------    --------      --------    --------      --------        -----
                                 --------   --------    --------      --------    --------      --------        -----
Total investment return (1)....      4.99%      8.60%      11.09%        (3.10)%     12.41%         6.70%        5.79%
                                 --------   --------    --------      --------    --------      --------        -----
                                 --------   --------    --------      --------    --------      --------        -----
Ratios/supplemental data:
Net assets, end of period
 (000's).......................  $486,718   $549,932    $663,022      $611,855    $648,853      $107,033      $16,501
Expenses to average net
 assets........................      1.21%      1.27%       1.24%(2)      1.17%       1.32%**       1.21%        1.35%*
Net investment income to
 average net assets............      6.66%      6.88%       7.47%(2)      6.94%       6.82%**       7.84%        8.59%*
Portfolio turnover rate........       172%       126%        113%          108%         90%           92%          53%


                                                      CLASS B
                                  ------------------------------------------------

                                                   FOR THE YEARS
                                                 ENDED OCTOBER 31,
                                  ------------------------------------------------
                                     1997         1996        1995          1994
                                  -----------   --------    --------      --------
                                 <
Net asset value, beginning of
 period........................   $     10.44   $  10.31    $   9.96      $  10.95
                                  -----------   --------    --------      --------
Net investment income..........          0.58@      0.64@       0.69@         0.86
Net realized and unrealized
 gains (losses) from
 investments and foreign
 currency......................         (0.17)@     0.15@       0.30@        (1.28)
                                  -----------   --------    --------      --------
Net increase (decrease) from
 investment transactions.......          0.41       0.79        0.99         (0.42)
                                  -----------   --------    --------      --------
Dividends from net investment
 income........................         (0.48)     (0.66)      (0.64)        (0.29)
Distributions from net realized
 gains from investments and
 foreign currency
 transactions..................            --         --          --            --
Distributions in excess of net
 investment income.............         (0.05)        --          --            --
Distributions from
 paid-in-capital...............         (0.08)        --          --         (0.28)
                                  -----------   --------    --------      --------
Total dividends and
 distributions to
 shareholders..................         (0.61)     (0.66)      (0.64)        (0.57)
                                  -----------   --------    --------      --------
Net asset value, end of
 period........................   $     10.24   $  10.44    $  10.31      $   9.96
                                  -----------   --------    --------      --------
                                  -----------   --------    --------      --------
Total investment return (1)....          4.11%      7.95%      10.24%        (3.90)%
                                  -----------   --------    --------      --------
                                  -----------   --------    --------      --------
Ratios/supplemental data:
Net assets, end of period
 (000's).......................   $   103,312   $307,577    $484,534      $725,553
Expenses to average net
 assets........................          1.99%      1.99%       2.00%(2)      1.94%
Net investment income to
 average net assets............          5.83%      6.14%       6.71%(2)      6.05%
Portfolio turnover rate........           172%       126%        113%          108%

------------------
 @ Calculated using the average shares outstanding for the year.

 *  Annualized

 ** Includes 0.15% of interest expense related to the reverse repurchase agreement transactions entered into during the fiscal year.

 +  Commencement of issuance of shares.

 (1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment return information for periods of less than one year is not annualized.

 (2) These ratios include non-recurring acquisition expenses of 0.04%.

                              --------------------
                               Prospectus Page 18

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------

                                                              GLOBAL INCOME FUND
                                 ----------------------------------------------------------------------------
                                                                   CLASS B
                                 ----------------------------------------------------------------------------
                                                       FOR THE YEARS ENDED OCTOBER 31,
                                 ----------------------------------------------------------------------------
                                    1993          1992         1991         1990         1989         1988
                                 ----------    ----------   ----------   ----------   ----------   ----------
                                 $    10.62    $    10.74   $    11.07   $    10.08   $    11.10   $    10.28
                                 ----------    ----------   ----------   ----------   ----------   ----------
                                       0.78          0.94         0.85         1.01         1.01         0.98
                                       0.40         (0.32)       (0.09)        0.96        (0.64)        1.15
                                 ----------    ----------   ----------   ----------   ----------   ----------
                                       1.18          0.62         0.76         1.97         0.37         2.13
                                 ----------    ----------   ----------   ----------   ----------   ----------
                                      (0.71)        (0.56)       (0.97)       (0.98)       (0.94)       (1.06)
                                      (0.14)        (0.18)       (0.12)          --        (0.45)       (0.25)
                                         --            --           --           --           --           --
                                         --            --           --           --           --           --
                                 ----------    ----------   ----------   ----------   ----------   ----------
                                      (0.85)        (0.74)       (1.09)       (0.98)       (1.39)       (1.31)
                                 ----------    ----------   ----------   ----------   ----------   ----------
                                 $    10.95    $    10.62   $    10.74   $    11.07   $    10.08   $    11.10
                                 ----------    ----------   ----------   ----------   ----------   ----------
                                 ----------    ----------   ----------   ----------   ----------   ----------
                                      11.45%         5.93%        7.39%       20.32%        3.66%       18.29%
                                 ----------    ----------   ----------   ----------   ----------   ----------
                                 ----------    ----------   ----------   ----------   ----------   ----------
                                 $1,188,890    $1,542,255   $1,593,814   $1,323,495   $1,085,851   $1,145,460
                                       2.11%**       1.98%        1.94%        1.90%        1.95%        2.05%
                                       5.97%**       7.11%        8.09%        9.88%        9.73%        9.13%
                                         90%           92%          33%         126%         124%         120%


                                                            CLASS C
                                 -------------------------------------------------------------
                                                                                     FOR THE
                                                                                      PERIOD
                                                                                     JULY 2,
                                          FOR THE YEARS ENDED OCTOBER 31,            1992+ TO
                                 -------------------------------------------------   OCTOBER
                                  1997      1996      1995        1994      1993     31, 1992
                                 -------   -------   -------     -------   -------  ----------
                                 <
                                 $ 10.45   $ 10.33   $  9.98     $ 10.96   $ 10.64   $ 10.94
                                 -------   -------   -------     -------   -------     -----
                                    0.63@     0.67@     0.71@       0.70      0.68      0.20
                                   (0.18)@    0.14@     0.31@      (1.09)     0.52     (0.13)
                                 -------   -------   -------     -------   -------     -----
                                    0.45      0.81      1.02       (0.39)     1.20      0.07
                                 -------   -------   -------     -------   -------     -----
                                   (0.50)    (0.69)    (0.67)      (0.30)    (0.74)    (0.21)
                                      --        --        --          --     (0.14)    (0.16)
                                   (0.06)       --        --          --        --        --
                                   (0.08)       --        --       (0.29)       --        --
                                 -------   -------   -------     -------   -------     -----
                                   (0.64)    (0.69)    (0.67)      (0.59)    (0.88)    (0.37)
                                 -------   -------   -------     -------   -------
                                 $ 10.26   $ 10.45   $ 10.33     $  9.98   $ 10.96   $ 10.64
                                 -------   -------   -------     -------   -------     -----
                                 -------   -------   -------     -------   -------     -----
                                    4.48%     8.12%    10.49%      (3.56)%   11.64%     0.61%
                                 -------   -------   -------     -------   -------     -----
                                 -------   -------   -------     -------   -------     -----
                                 $36,935   $50,928   $71,329     $92,480   $135,847  $36,598
                                    1.69%     1.73%     1.75%(2)    1.68%     1.83%**   1.75%*
                                    6.17%     6.40%     6.96%(2)    6.34%     6.17%**   7.02%*
                                     172%      126%      113%        108%       90%       92%

                              --------------------
                               Prospectus Page 19

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Concluded)
--------------------------------------------------------------------------------

                                                                        GLOBAL INCOME FUND
                                           -----------------------------------------------------------------------------
                                                                              CLASS Y
                                           -----------------------------------------------------------------------------
                                                                                                               FOR THE
                                                                                                               PERIOD
                                                                                                             AUGUST 26,
                                                          FOR THE YEARS ENDED OCTOBER 31,                     1991+ TO
                                           --------------------------------------------------------------    OCTOBER 31,
                                            1997       1996       1995       1994       1993       1992         1991
                                           -------    -------    -------    -------    -------    -------    -----------
Net asset value, beginning of period....   $ 10.49    $ 10.35    $  9.99    $ 10.97    $ 10.64    $ 10.76      $ 10.53
                                           -------    -------    -------    -------    -------    -------    -----------
Net investment income...................      0.71@      0.75@      0.78@      0.75       0.71       0.81         0.17
Net realized and unrealized gains
  (losses) from investments and
  foreign currency......................     (0.21)@     0.17@      0.32@     (1.06)      0.58      (0.08)        0.32
                                           -------    -------    -------    -------    -------    -------    -----------
Net increase (decrease) from investment
  transactions..........................      0.50       0.92       1.10      (0.31)      1.29       0.73         0.49
                                           -------    -------    -------    -------    -------    -------    -----------
Dividends from net investment income....     (0.56)     (0.78)     (0.74)     (0.34)     (0.82)     (0.67)       (0.24)
Distributions from net realized gains
  from investments and
  foreign currency transactions.........        --         --         --         --      (0.14)     (0.18)       (0.02)
Distributions in excess of net
  investment income.....................     (0.06)        --         --         --         --         --           --
Distributions from paid-in-capital......     (0.10)        --         --      (0.33)        --         --           --
                                           -------    -------    -------    -------    -------    -------    -----------
Total dividends and distributions to
  shareholders..........................     (0.72)     (0.78)     (0.74)     (0.67)     (0.96)     (0.85)       (0.26)
                                           -------    -------    -------    -------    -------    -------    -----------
Net asset value, end of period..........   $ 10.27    $ 10.49    $ 10.35    $  9.99    $ 10.97    $ 10.64      $ 10.76
                                           -------    -------    -------    -------    -------    -------    -----------
                                           -------    -------    -------    -------    -------    -------    -----------
Total investment return (1).............      5.20%      9.25%     11.39%     (2.86)%    12.60%      6.98%        4.63%
                                           -------    -------    -------    -------    -------    -------    -----------
                                           -------    -------    -------    -------    -------    -------    -----------
Ratios/supplemental data:
Net assets, end of period (000's).......   $10,096    $13,077    $16,613    $12,975    $12,043    $ 7,252      $ 2,565
Expenses to average net assets..........      0.94%      0.96%      0.95%(2)   0.88%      1.06%**    0.94%        1.09%*
Net investment income to average net
  assets................................      6.93%      7.19%      7.77%(2)   7.23%      7.00%**    8.15%        8.79%*
Portfolio turnover rate.................       172%       126%       113%       108%        90%        92%          53%

------------------
 @ Calculated using the average shares outstanding for the year.

 *  Annualized

 ** Includes 0.15% of interest expense related to the reverse repurchase agreement transactions entered into during the fiscal year.

 +  Commencement of issuance of shares.

 (1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. Total investment return information for periods of less than one year is not annualized.

 (2) These ratios include non-recurring acquisition reorganization expenses of 0.04%.

                              --------------------
                               Prospectus Page 20

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                        INVESTMENT OBJECTIVES & POLICIES

--------------------------------------------------------------------------------

The Funds' investment objectives may not be changed without shareholder approval. Except where noted, the Funds' other investment policies are not fundamental and may be changed by their boards.

ASIA PACIFIC GROWTH FUND

Asia Pacific Growth Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of Asia Pacific Region companies. The Fund considers the 'Asia Pacific Region' to be the region located south of the former Soviet Union, east of Afghanistan and Iran and west of the International Date Line, but excluding Japan. The Asia Pacific Region countries that currently have established securities markets and that Schroder Capital normally considers for investments by the Fund include: Australia, China, Hong Kong, India, Indonesia, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand. The Fund may also invest in other Asia Pacific Region countries whose securities markets become sufficiently established. Except under unusual conditions, the Fund invests in a minimum of three, and generally in a larger number of, Asia Pacific Region countries. The Fund invests across a broad spectrum of industries, including trade, finance, real estate, transportation, communications, energy, construction, manufacturing, services, food processing and others. The mix of industries and countries changes over time as investment opportunities change.

The Fund defines Asia Pacific Region companies as companies:

o that are organized under the laws of countries in the Asia Pacific Region that now or in the future permit foreign investors to participate in their stock markets,

o that regardless of where organized, and as determined by Schroder Capital, either (A) derive at least 50% of their revenues from goods produced or sold, investments made or services performed in Asia Pacific Region countries or (B) maintain at least 50% of their assets in Asia Pacific Region countries, or

o for which the principal securities trading market is an exchange or over-the-counter ('OTC') market in the Asia Pacific Region.
Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of Asia Pacific Region companies. Most of the equity securities purchased by the Fund are expected to be traded on a foreign stock exchange or in a foreign OTC market. When Schroder Capital believes it is consistent with the Fund's investment objective, the Fund may invest up to 10% of its total assets in convertible and non-convertible bonds, which may be rated below investment grade, issued or guaranteed by Asia Pacific Region issuers, including obligations of sovereign governmental issuers ('sovereign debt').

EMERGING MARKETS EQUITY FUND

Emerging Markets Equity Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective through investment in a diversified portfolio consisting primarily of equity securities of issuers in emerging markets. 'Emerging markets' are the markets in all the countries not included in the Morgan Stanley Capital International ('MSCI') World Index, an index of major world economies.
Malaysia also is considered an emerging market. Under normal market conditions, the Fund invests a minimum of 65% of its total assets in equity securities of issuers located in emerging market countries and maintains investments in at least three emerging market countries. The Fund considers issuers to be located in an emerging market country if: (1) the principal securities trading market for the issuer is in an emerging market country; (2) the issuer derives 50% or more of its annual revenue or profit from either goods produced, sales made, investments made or services performed in emerging market countries; or (3) the issuer is organized under the laws of an emerging market country.

Schroder Capital attempts to spread the Fund's investments over geographic as well as economic sectors. Generally, Schroder Capital will invest no more than 35% of the Fund's total assets in any single country, and it does not invest 25% or more of the Fund's total assets in any single industry. Within each emerging market, the Fund is diversified through investments in a number of local companies characterized by attractive valuation relative to expected growth.

There are currently over 60 newly industrializing and developing countries with equity markets. A number of these emerging markets are not yet easily accessible to foreign investors and have unattractive tax barriers

                              --------------------
                               Prospectus Page 21

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

or insufficient liquidity to make significant investments by the Fund feasible or attractive. However, many of the largest of the emerging market countries have liberalized access in recent years, and more are expected to do so in the future.

In recent years, many emerging market countries have begun programs of economic reform: removing import tariffs, dismantling trade barriers, deregulating foreign investment, privatizing state owned industries, permitting the value of their currencies to float against the dollar and other major currencies, and generally reducing the level of state intervention in industry and commerce. Important intra-regional economic integration also holds the promise of greater trade and growth. At the same time, significant progress has been made in restructuring the heavy external debt burden that certain emerging market countries accumulated during the 1970s and 1980s. While there is no assurance that these trends will continue, Schroder Capital will seek out attractive investment opportunities in these countries.

GLOBAL EQUITY FUND


Global Equity Fund's investment objective is long-term growth of capital. The Fund attempts to achieve this goal by investing primarily in equity securities issued by companies in foreign countries, as well as in the United States. Under normal circumstances, the Fund invests at least 80% of its total assets in securities of issuers in the United States and countries represented in the MSCI Europe, Australia and Far East Index ('EAFE Index'). The EAFE Index is a well known index that reflects most major equity markets outside the United States. The Fund may invest up to 20% of its total assets in securities of issuers located in other countries (for example, Canada) and in emerging markets.



The Fund normally invests in at least three countries, one of which is typically the United States. The Fund considers an issuer to be located in the country in which the issuer (a) is organized, (b) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (c) has at least 50% of its assets situated or (d) has the principal trading market for its securities. The Fund normally invests at least 65% of its total assets in equity securities of foreign and U.S. companies.



When Mitchell Hutchins or Invista believes it is consistent with the Fund's investment objective of long-term growth of capital, the Fund may invest up to 35% of its total assets in investment grade bonds that are issued by corporate or governmental entities and that have maturities no longer than seven years. The Fund may invest up to 10% of its net assets in convertible securities rated below investment grade. When Mitchell Hutchins or Invista considers market, economic, political or currency conditions abroad to be unstable, the Fund may assume a temporary defensive position by investing all or a significant portion of its assets in securities of U.S. and Canadian issuers or by holding cash or short-term money market investments.



GLOBAL INCOME FUND


Global Income Fund's primary investment objective is high current income consistent with prudent investment risk; capital appreciation is a secondary objective. The Fund seeks to achieve these objectives by investing principally in high-quality bonds issued or guaranteed by foreign governments, by the U.S. government, by their respective agencies or instrumentalities or by supranational organizations, or issued by U.S. or foreign companies.

The Fund's portfolio consists primarily of bonds rated within one of the two highest grades assigned by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ('S&P'), Moody's Investors Service, Inc. ('Moody's') or another nationally recognized statistical rating organization ('NRSRO') or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Normally, at least 65% of the Fund's total assets consist of high-quality bonds (and receivables from the sale of such bonds), denominated in foreign currencies or U.S. dollars, of issuers located in at least three of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand, the United Kingdom and the United States. No more than 40% of the Fund's assets normally are invested in securities of issuers located in any one country other than the United States. Up to 5% of the Fund's total assets may be invested in bonds convertible into equity securities. At least 65% of the Fund's total assets normally are invested in income producing securities.

The Fund may invest up to 35% of its total assets in bonds rated below the two highest grades assigned by an NRSRO. Except as noted below, these securities must be investment grade (that is, rated at least BBB by S&P, Baa by Moody's or comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality). Within this 35% limitation, the Fund may invest up to 20% of its

                              --------------------
                               Prospectus Page 22

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

total assets in bonds that are below investment grade. These bonds may be rated as low as D by S&P, C by Moody's or comparably rated by another NRSRO or, in the case of bonds assigned a short-term debt rating, as low as D by S&P or comparably rated by another NRSRO or, if not so rated, determined by Mitchell Hutchins to be of comparable quality. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody's are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. Mitchell Hutchins will purchase such securities for the Fund only when it concludes that the anticipated return to the Fund on such investments warrants exposure to the additional level of risks. Lower-rated bonds are often issued by businesses and governments in emerging markets. Because the Fund may also invest in emerging market bonds that are investment grade, the Fund's total investment in emerging market bonds may exceed the 20% noted above.

In the event that, due to a downgrade of one or more bonds, an amount in excess of 20% of the Fund's total assets is held in securities rated below investment grade and comparable unrated securities, Mitchell Hutchins will engage in an orderly disposition of such securities to the extent necessary to ensure that the Fund's holdings of such securities do not exceed 20% of the Fund's total assets.

The Fund may invest up to 35% of its total assets in mortgage-backed securities of U.S. or foreign issuers that are rated in one of the two highest rating categories by S&P, Moody's or another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Up to 20% of the Fund's total assets may be invested in bonds that are not paying current income. The Fund may purchase these bonds if Mitchell Hutchins believes that they have a potential for capital appreciation.

--------------------------------------------------------------------------------
                        INVESTMENT PHILOSOPHY & PROCESS
--------------------------------------------------------------------------------

ASIA PACIFIC GROWTH FUND

Stock selection is at the heart of Schroder Capital's investment philosophy. Its approach to selecting investments emphasizes fundamental company analysis. Schroder Capital's stock selection focuses on Asia Pacific Region companies that it believes have a sustainable competitive advantage and whose growth potential is undervalued by other investors. In selecting companies for investment, Schroder Capital considers historical growth rates and future growth prospects, management capability, the ability of the company to access capital, government regulation, market share, profit margins, competitive position in both domestic and export markets and other factors. Schroder Capital allocates investments among Asia Pacific Region countries based on its assessment of the likelihood that those countries will have favorable long-term business environments.

Schroder Capital is committed to maximizing risk-adjusted returns for investors through comprehensive research conducted by an extensive network of locally based analysts. This investment approach is consistent with the Fund's overall strategy of taking a long-term view to investment based upon its assessment of growth potential. Schroder Capital is a wholly owned indirect subsidiary of Schroders plc, the holding company parent of an international group of banks and financial services companies ('Schroder Group'), with associated companies and investment and representative offices located around the world. Schroder Capital believes that one of its key strengths is the Schroder Group's worldwide network of investment management affiliates and access to its extensive network of research offices, many long established, in the Asia Pacific Region, including, as of December 31, 1997, offices in Bangkok, Beijing, Hong Kong, Singapore, Manila, Seoul, Sydney, Jakarta, Kuala Lumpur, Shanghai, Taipei and Tokyo. As of that date, Schroder Capital's global research network was staffed by over 50 investment professionals, including 10 Asia Pacific Region specialists in Schroder Capital's London office.

Each year, the Schroder Group researches and conducts on-site visits with approximately 1,200 companies in the Asia Pacific Region countries. Of those companies, the Schroder Group's investment professionals further develop extensive management contacts with, and produce independent forecasts of earnings estimates for, approximately 550 companies.

                              --------------------
                               Prospectus Page 23

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

Schroder Capital's analysis includes small and medium-sized companies, as well as the larger capitalization companies.

Starting in mid-1997, some Asia Pacific Region countries began to experience currency devaluations that resulted in high interest rate levels and sharp reductions in economic activity. While the currency crisis diminished prospects for short-term corporate earnings growth, International Monetary Fund initiatives may persuade governments and corporations to restructure the financial sector in a manner that would be a positive long-term factor for the Asia Pacific Region. Such restructuring may provide for a return to high levels of long-term economic activity and the return of economic conditions that have supported economic growth in the Asia Pacific Region in the past. There can be no assurance that economic growth in the Asia Pacific Region will occur, that the growth rate will be as high on either an absolute or relative scale as in the past or that market performance will reflect any actual economic growth in the Asia Pacific Region overall. Many of the countries within the Asia Pacific Region may experience political, social or economic instability.

EMERGING MARKETS EQUITY FUND

In selecting emerging market equity securities for Emerging Markets Equity Fund, Schroder Capital combines rigorous, fundamental research with a quantitative assessment of the economic potential of the various countries in which investments might be made. Schroder Capital focuses on companies in emerging market countries where it believes there is likely to be a favorable long-term business environment and where it believes a company's growth is less likely to be impeded by adverse macro-economic or political factors. Within those countries, Schroder Capital selects stocks of companies that, based on its analysis of fundamental corporate data, it believes have a sustainable competitive advantage and whose growth potential is undervalued by other investors.

Schroder Capital believes that one of its key strengths is the Schroder Group's worldwide network of investment management affiliates and access to its network of local research offices, many long established, in emerging market countries. Each year, the Schroder Group researches and conducts on-site visits with approximately 1,200 companies in emerging market countries. Of those companies, the Schroder Group's investment professionals further develop extensive management contacts with, and produce independent forecasts of earnings estimates for, approximately 1,000 companies. Schroder Capital's analysis includes small and medium-sized companies, as well as the larger capitalization companies.

GLOBAL EQUITY FUND


Mitchell Hutchins is responsible for allocating Global Equity Fund's investments between U.S. and foreign securities markets and for the management of the Fund's U.S. investments. The Fund's foreign investments are managed by Invista. In determining the portion of the Fund's assets allocated between U.S. and foreign securities markets, Mitchell Hutchins considers the expected performance of the U.S. equity markets versus that of certain developed foreign countries in the EAFE Index. Mitchell Hutchins uses this analysis in determining the relative attractiveness of the U.S. and foreign market segments. If Mitchell Hutchins believes that a segment shows greater potential for higher returns on a risk-weighted basis, Mitchell Hutchins may allocate a higher portion of Fund assets to that segment.



Mitchell Hutchins expects initially to reevaluate the allocation of the Fund's assets monthly and does not expect to reallocate the Fund's assets to reflect relatively minor changes (that is, less than 5%) in the asset allocation model that it uses. When Mitchell Hutchins determines that a reallocation of the Fund's assets is appropriate, the Fund may effect the reallocation by using cash flows from the purchase or redemption of its securities in addition to selling portfolio securities from the applicable segment. The Fund also may use futures contracts to adjust its exposure to U.S. and foreign equity markets in connection with a reallocation. Mitchell Hutchins will determine the extent to which the Fund uses futures contracts for this purpose and will be responsible for implementing its decisions using these futures contracts.



For the U.S portion of the Fund's portfolio, Mitchell Hutchins follows a disciplined investment process that relies on the Mitchell Hutchins Equity Research Team and the Mitchell Hutchins Factor Valuation Model. The Model screens a universe of over 3500 companies to identify undervalued companies with relatively strong earnings momentum that rank well in three measures:



o VALUE: projected dividends, cash flow, earnings and book values;



o MOMENTUM: earnings and prices to identify companies that could surprise on the upside; and



o ECONOMIC SENSITIVITY: forecast of performance of different equity securities and industries under various economic scenarios.


                              --------------------
                               Prospectus Page 24

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund


The Mitchell Hutchins Equity Research Team then applies traditional fundamental analysis and may speak to the management of these companies, as well as their competitors. Based on the Team's evaluations, Mitchell Hutchins selects U.S. securities for purchase and sale for the Fund. The securities selected by Mitchell Hutchins as part of the U.S. portion of the Fund's portfolio may include investments aggregating up to 10% of the Fund's total assets in U.S. dollar-denominated equity securities and bonds of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over the counter ('OTC') market.



For the foreign portion of the Fund's portfolio, Invista makes a qualitative analysis of a company's fundamental business prospects and then analyzes the long-term ability of the company to generate free cash flow. Invista will consider factors such as competitive position, market share, competitive strengths, industry supply and demand trends, economic conditions, balance sheet strength, earnings, book value, return on equity, revenue growth and margin development in analyzing the quality of the company. Invista also makes a quantitative assessment of country risk, which it considers in assessing the companies under analysis, and will analyze a large universe of companies to determine the most appropriate foreign investments for the Fund. Invista may make changes in investments as opportunities or prospects change for particular countries, industries or companies.


GLOBAL INCOME FUND

Global Income Fund's investment policies are designed to enable it to capitalize on unique investment opportunities presented throughout the world and in international financial markets influenced by the increasing interdependence of economic cycles and currency exchange rates. Over the past decade, bonds offered by certain foreign governments provided higher investment returns than U.S. government debt securities. Such returns reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies, which have had a substantial impact on investment in foreign bonds. The importance of global debt markets is illustrated by the Salomon Brothers World Government Bond Market Index, a popular index used to assess both U.S. government and foreign government debt markets. As of December 31, 1997, more than 65% of this index was represented by securities denominated in currencies other than the U.S. dollar.

The Global Fixed Income Management Team at Mitchell Hutchins relies on fundamental economic strength, credit quality and currency and interest rate trends as the principal determinants of the various country, geographic and industry sector weightings within the Fund's portfolio. In addition, certain of the Fund's assets are invested in bonds of U.S. governmental and corporate issuers. The Global Fixed Income Management Team believes that over time investment in a composite of foreign fixed income markets and in the U.S. government and corporate bond markets is less risky than a portfolio comprised exclusively of foreign securities and provides investors with the potential to earn a higher return than a portfolio invested exclusively in U.S. debt securities.

                              --------------------
                               Prospectus Page 25

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                                  PERFORMANCE

--------------------------------------------------------------------------------

These charts show the total returns for the Funds. Sales charges have not been deducted from total returns for Class A, B and C shares. Returns would be lower if sales charges were deducted. Average annual total returns both before and after deducting the maximum sales charges are shown below in the tables that follow the performance charts. Past results are not a guarantee of future results.

ASIA PACIFIC GROWTH FUND

                                   [CHART]

                     3/25/97
                    --------
CLASS A             (33.92)%

CLASS B             (34.32)%

CLASS C             (34.32)%

The 1997 return represents the period from inception on March 25, 1997 through December 31, 1997. The Fund had no Class Y shares outstanding during the period shown.

TOTAL RETURN
  As of October 31, 1997
                                      CLASS A    CLASS B     CLASS C     CLASS Y
                                      SHARES      SHARES      SHARES      SHARES
                                      -------    --------    --------    --------
LIFE (3/25/97 - 10/31/97)
  Before deducting maximum sales
     charges.......................   (28.32)%    (28.64)%    (28.64)%     N/A
  After deducting maximum sales
     charges.......................   (31.55)%    (32.21)%    (29.35)%     N/A

                              --------------------
                               Prospectus Page 26

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

EMERGING MARKETS EQUITY FUND


                                   [CHART]


             1/19/94-12/31/94       1995        1996         1997
             ----------------     --------    ---------   -----------
Class A          (12.58)%         (11.20)%      4.86%       (4.53)%

Class B              --              0.55%      4.14%       (4.52)%

Class C          (13.17)%         (11.87)%      4.03%       (5.34)%

Class Y          (12.33)%         (10.92)%      5.05%       (4.50)%



The 1994 return for Class A, Class C and Class Y shares represents the period from inception on January 19, 1994 through December 31, 1994. The 1995 return for Class B shares represents the period from inception on December 5, 1995 to December 31, 1995. Schroder Capital was appointed sub-adviser for Emerging Markets Equity Fund effective February 25, 1997; thus, while past performance is never a guarantee of future results, information for periods prior to that date may be less relevant than would otherwise be the case.

AVERAGE ANNUAL RETURNS
  As of October 31, 1997
                                       CLASS A     CLASS B     CLASS C     CLASS Y
                                      ---------   ---------   ---------   ---------
Inception Date.....................     1/19/94     12/5/95     1/19/94     1/19/94

ONE YEAR
  Before deducting maximum sales
     charges.......................     (0.74)%     (1.39)%     (1.61)%     (0.53)%
  After deducting maximum sales
     charges.......................     (5.25)%     (6.39)%     (2.61)%     (0.53)%

LIFE
  Before deducting maximum sales
     charges.......................     (6.13)%      0.34 %     (6.85)%     (5.90)%
  After deducting maximum sales
     charges.......................     (7.27)%     (1.76)%     (6.85)%     (5.90)%

                              --------------------
                               Prospectus Page 27

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

GLOBAL EQUITY FUND

                                   [CHART]


            11/14/91-
            12/31/91      1992       1993       1994       1995      1996         1997
          ------------   --------  ---------  ---------  ---------  --------    ---------
Class A      2.42%        3.26%      30.77%    (2.53)%     13.54%    14.80%       6.34%

Class B        --           --          --        --        1.29%    13.91%       5.49%

Class C        --           --       17.39%    (3.12)%     12.76%    13.91%       5.55%

Class Y        --           --       18.19%    (2.16)%     13.90%    15.12%       6.79%


The 1991 return for Class A shares represents the period from inception on November 14, 1991 through December 31, 1991. The 1995 return for Class B shares represents the period from inception on August 25, 1995 through December 31, 1995. The 1993 returns for Class C and Class Y shares represent the period from inception on May 10, 1993 through December 31, 1993. Invista was appointed
sub-adviser for the Fund's foreign investments on          , 1998 and Mitchell
Hutchins assumed all investment mangement responsibilities for the Fund's U.S. investments on the same date. Thus, while past performance is never a guarantee of future results, information for periods prior to that date may be less relevant than otherwise would be the case.



AVERAGE ANNUAL RETURNS
  As of October 31, 1997
                                      CLASS A     CLASS B     CLASS C     CLASS Y
                                      --------    --------    --------    --------
Inception Date.....................   11/14/91     8/25/95     5/10/93     5/10/93

ONE YEAR
  Before deducting maximum sales
     charges.......................      8.87%       8.05%       8.05%       9.31%
  After deducting maximum sales
     charges.......................      3.98%       3.05%       7.05%       9.31%

FIVE YEARS
  Before deducting maximum sales
     charges.......................     12.04%      N/A         N/A         N/A
  After deducting maximum sales
     charges.......................     11.00%      N/A         N/A         N/A

LIFE
  Before deducting maximum sales
     charges.......................     10.76%       8.63%       9.74%      10.92%
  After deducting maximum sales
     charges.......................      9.90%       7.38%       9.74%      10.92%


                              --------------------
                               Prospectus Page 28

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

GLOBAL INCOME FUND

                                   [CHART]


            3/20/87
           12/31/87      1988      1989      1990       1991       1992        1993        1994       1995        1996        1997
         ------------  --------  --------  ---------  ---------  ----------  ---------  ----------  ----------  ---------  ---------
Class A         --         --       --         --       11.11%     1.25%      14.16%      (3.89)%     13.20%      7.13%      3.84%

Class B     17.58%      12.15%    5.44%     17.72%      10.75%     0.38%      13.36%      (4.77)%     12.39%      6.34%      3.06%

Class C        --          --       --         --         --       0.10%      13.64%      (4.43)%     12.54%      6.70%      3.33%

Class Y        --          --       --         --        9.83%     1.51%      14.54%      (3.74)%     13.53%      7.54%      4.05%



The 1991 return for Class A shares represents the period from inception on July 1, 1991 through December 31, 1991. The 1987 return for Class B shares represents the period from inception on March 20, 1987 through December 31, 1987. The 1992 return for Class C shares represents the period from inception on July 2, 1992 through December 31, 1992. The 1991 return for Class Y shares represents the period from inception on August 26, 1991 through December 31, 1991.

AVERAGE ANNUAL RETURNS
  As of October 31, 1997

                                      CLASS A     CLASS B     CLASS C     CLASS Y
                                      --------    --------    --------    --------
Inception Date.....................     7/1/91     3/20/87      7/2/92     8/26/91

ONE YEAR
  Before deducting maximum sales
     charges.......................      4.99%       4.11%       4.48%       5.20%
  After deducting maximum sales
     charges.......................      0.75%     (0.89)%       3.73%       5.20%

FIVE YEARS
  Before deducting maximum sales
     charges.......................      6.64%       5.81%       6.10%       6.91%
  After deducting maximum sales
     charges.......................      5.78%       5.49%       6.10%       6.91%

TEN YEARS (OR LIFE OF CLASS)
  Before deducting maximum sales
     charges.......................      7.23%       9.02%       5.82%       7.43%
  After deducting maximum sales
     charges.......................      6.55%       9.02%       5.82%       7.43%

                              --------------------
                               Prospectus Page 29

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

PERFORMANCE INFORMATION

The Funds perform a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in a Fund as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. Standardized returns for Class A shares of the Funds reflect deduction of the Funds' maximum initial sales charge of 4.5% (4% in the case of Global Income Fund) at the time of purchase, and standardized returns for the Class B and Class C shares of the Funds reflect deduction of the applicable contingent deferred sales charge imposed on the sale of shares held for the period. One-, five-and ten-year periods will be shown, unless the Fund or Class has been in existence for a shorter period. If so, returns will be shown for the period since inception, known as 'Life.' Total return calculations assume reinvestment of dividends and other distributions.

The Funds may use other total return presentations in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof. Non-standardized return does not reflect initial or contingent deferred sales charges and would be lower if such charges were deducted.

Global Income Fund also may advertise its yield. Yield reflects investment income net of expenses over a 30-day (or one month) period on a Fund share. Yield is expressed as an annualized percentage of the maximum offering price for a Fund share at the end of the period. For Class B, C and Y shares, the maximum offering price is the same as the net asset value per share. Yield computations differ from other accounting methods and may differ from dividends actually paid or reported net income.

Total return information reflects past performance and does not indicate future results. The investment return and principal value of shares of the Funds will fluctuate. The amount investors receive when selling shares may be more or less than what they paid. Further information about each Fund's performance is contained in its Annual Report to Shareholders, which may be obtained without charge by contacting the Fund, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.

--------------------------------------------------------------------------------
                             THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

EQUITY SECURITIES include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depository receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but is actually equity in a company, like common stock. Convertible securities may include debentures, notes and preferred equity securities, that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Depository receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

BONDS are fixed or variable rate debt obligations, including notes, debentures, and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds are used by corporations and governments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Bonds have varying degrees of investment risk and varying levels of sensitivity to changes in interest rates.

                              --------------------
                               Prospectus Page 30

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

RISKS

EQUITY SECURITIES. While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities, and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a Fund may experience a substantial or complete loss on an individual equity investment.

BONDS. Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and bond prices will fall, lowering the value of a Fund's investments in bonds. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and principal on the bond. In addition, there is a risk that bonds will be downgraded by rating agencies, which can be expected to lower value and liquidity. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the volatility of the security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

Bonds rated below investment grade (that is, rated lower than BBB by S&P, Baa by Moody's, comparably rated by another NRSRO or determined to be of similar quality), generally offer a higher current yield than that available for higher grade issues, but they involve higher risks. They are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. Such securities, commonly referred to as 'junk bonds,' are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities may be rated in the lowest rating category by a ratings agency and may be in default.

During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress, which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

FOREIGN INVESTING. Investing in foreign securities involves more risks than investing in the United States. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.

In general, less information may be available about foreign companies than about U.S. companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Foreign securities markets may be less liquid and subject to less regulation than the U.S. securities markets. The costs of investing outside the United States frequently are

                              --------------------
                               Prospectus Page 31

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

Investments in foreign government bonds involve special risks. The issuer of the bond or the governmental authorities that control the repayment of the bond may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of the bond, and a Fund may have limited legal recourse in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

INVESTING IN EMERGING MARKETS. Investing in securities issued by companies located in emerging markets involves additional risks. These countries typically have economic and political systems that are relatively less mature, and can be expected to be less stable, than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners in those countries, and there is a risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in emerging markets may also result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

The emerging markets in which the Funds may invest include formerly communist countries of Eastern Europe, the Commonwealth of Independent States (formerly the Soviet Union) and the People's Republic of China. Upon the accession to power of communist regimes approximately 50 to 80 years ago, the governments of a number of these countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. There can be no assurance that a Fund's investments in these countries, if any, would not also be expropriated, nationalized or otherwise confiscated, in which case the Fund could lose its entire investment in the country involved. In addition, any change in the leadership or policies of these countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring. The Funds may invest in Hong Kong, which reverted to Chinese administration on July 1, 1997. The long-term effects of this reversion are not known at this time. However, a Fund's investments in Hong Kong may now be subject to the same or similar risks as any investment in China.

CURRENCY. Currency risk is the risk that changes in foreign exchange rates may reduce the U.S. dollar value of a Fund's foreign investments. A Fund's share value may change significantly when investments are denominated in foreign currencies. Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. Currency exchange rates can also be affected by the intervention of the U.S. and foreign governments or central banks, the imposition of currency controls, speculation or other political or economic developments inside and outside the United States.

CURRENCY-LINKED INVESTMENTS. The Funds may invest in securities that are indexed to specific foreign currency exchange rates. The principal amount of these securities may be adjusted up or down (but not below zero) at maturity to reflect changes in the exchange rate between two currencies. A Fund may experience loss of principal due to these adjustments.

DERIVATIVES. Some of the instruments in which the Funds may invest may be referred to as 'derivatives,' because their value depends on (or 'derives' from) the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. There is limited consensus as to what constitutes a 'derivative' security. However, in Mitchell Hutchins' view, derivative securities also include 'stripped' securities, specially structured types of mortgage- and asset-backed securities and dollar denominated securities whose value is linked to foreign currencies. The market value of derivative instruments and securities sometimes is more volatile than that of other investments, and each type of derivative instrument may pose its own special risks. Mitchell Hutchins and the sub-advisers take these risks into account in their management of the Funds.

COUNTERPARTIES. The Funds may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, Mitchell Hutchins and the sub-advisers, subject to the supervision of the Funds' boards, monitor and evaluate the creditworthiness of the parties with which each Fund does business.

U.S. GOVERNMENT SECURITIES. The U.S. government securities in which Global Income Fund may invest include direct obligations of the U.S. government (such as Treasury bills, notes and bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by U.S. government agencies and instrumentalities, including U.S. government mortgage-backed securities.

                              --------------------
                               Prospectus Page 32

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

Global Income Fund may invest in 'zero coupon' Treasury securities, which are Treasury bills, notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interest in such stripped debt obligations and coupons. A zero coupon security pays no cash interest to its holder prior to maturity. Accordingly, these securities usually are issued and traded at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current income payments. Federal tax law requires that the holder of a zero coupon security include in gross income each year the original issue discount that accrues on the security for the year, even though the holder receives no interest payment on the security during the year. For additional discussion of the tax treatment of zero coupon securities, see 'Taxes' in the Statement of Additional Information.

Global Income Fund may also invest in Treasury Inflation-Protection Securities ('TIPS'), which are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIPS is payable semiannually on the adjusted principal value. The principal value of TIPS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while the Fund holds TIPS, the Fund may earn less on the TIPS than it would on conventional Treasury bonds. Any increase in the principal value of TIPS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time.


MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are bonds that represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. government mortgage-backed securities are issued or guaranteed by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government sponsored enterprises. Other domestic mortgage-backed securities are sponsored or issued by private entities, including investment banking firms and mortgage originators. Foreign mortgage-backed securities may be issued by mortgage banks and other private or governmental entities outside the United States and are supported by interests in foreign real estate. While all the Funds may invest in mortgage-backed securities, only Global Income Fund is expected to have substantial portions of its assets invested in these securities under normal circumstances.


Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to in this Prospectus as 'CMOs.' Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk, and evaluating them requires special knowledge.

A major difference between mortgage-backed securities and traditional bonds is that interest and principal payments are made more frequently (usually monthly) and that principal may be repaid at any time. When interest rates go down and homeowners refinance their mortgages, mortgage-backed securities may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed securities may be paid off more slowly than originally expected. Changes in the rate or 'speed' of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

Because of prepayments, mortgage-backed securities may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Fund purchased the security.

CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

                              --------------------
                               Prospectus Page 33

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ('IO') and principal-only ('PO') classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certan ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

The market for privately issued mortgage-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. Foreign mortgage-backed securities markets are substantially smaller than U.S. markets, but have been established in several countries, including Germany, Denmark, Sweden, Canada and Australia, and may be developed elsewhere. Foreign mortgage-backed securities generally are structured differently than domestic mortgage-backed securities, but they normally present substantially similar investment risks as well as the other risks normally associated with foreign securities.


During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities in which a Fund may invest, including IO and PO classes of mortgage-backed securities, can be extremely volatile and these securities may become illiquid. Mitchell Hutchins seeks to manage Global Income Fund's investments in mortgage-backed securities so that the volatility of the Fund's portfolio, taken as a whole, is consistent with the Fund's investment objective. If market interest rates or other factors that affect the volatility of securities held by the Fund change in ways that Mitchell Hutchins does not anticipate, the Fund's ability to meet its investment objective may be reduced.


LOAN PARTICIPATIONS AND ASSIGNMENTS. Global Income Fund may invest in fixed and floating rate loans arranged through private negotiations with a U.S. or foreign borrower. These investments normally are participations in or assignments of all or a portion of loans made by banks. Participations typically will result in the Fund's having a contractual relationship only with the lender, not with the borrower. In a participation, the Fund is entitled to receive payments of principal, interest and any loan fees by the lender only when and if they are received. Also, the Fund may not directly benefit from any collateral supporting the underlying loan. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. If the lender becomes insolvent, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. In a loan assignment, the Fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments on to the Fund.

NON-DIVERSIFIED STATUS. Global Income Fund is 'non-diversified,' as that term is defined in the 1940 Act, but it intends to continue to qualify as a 'regulated investment company' for federal income tax purposes. See 'Dividends & Taxes.' This means, in general, that more than 5% of the total assets of the Fund may be invested in securities of one issuer (including a foreign government), but only if, at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. To the extent that the Fund's portfolio at times may include the securities of a smaller number of issuers than if it were 'diversified' (as defined in the 1940 Act), the Fund will at such times be subject to greater risk with respect to its portfolio securities than an investment company that invests in a broader range of securities, in that changes in the financial condition or market assessment of a single issuer may cause greater

                              --------------------
                               Prospectus Page 34

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

fluctuation in the Fund's total return and the price of Fund shares.


YEAR 2000 RISK. Like other mutual funds, financial and business organizations and individuals around the world, each of the Funds could be adversely affected if the computer systems used by its investment adviser, sub-advisers and other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the 'Year 2000 Issue.' Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Funds' other major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.


OTHER INVESTMENT TECHNIQUES AND STRATEGIES


STRATEGIES USING DERIVATIVE INSTRUMENTS. Each Fund may use certain instruments and strategies designed to adjust the overall risk of its investment portfolio ('hedge') or, in the case of Global Income Fund, to enhance income or realize gains. Mitchell Hutchins also may use futures contracts to adjust Global Equity Fund's exposure to U.S. and foreign equity markets in connection with a reallocation of that Fund's assets. Use of derivative instruments solely to enhance income or realize gains may be considered a form of speculation. These strategies involve derivative instruments, including options (both exchange traded and over-the-counter), futures contracts and forward currency contracts. In addition, Asia Pacific Growth Fund and Global Income Fund may use interest rate swaps and similar contracts to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities that either Fund anticipates purchasing at a later date. Asia Pacific Growth Fund may also engage in currency swaps. New financial products and risk management techniques continue to be developed, and they may be used by any Fund if consistent with its investment objective and policies. The Funds' ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. In addition, in some countries there may not be a market for derivative instruments, or it may be too small to permit effective hedging. The Statement of Additional Information contains further information on these derivative instruments and related strategies.


The Funds might not use any derivative instruments or strategies, and there can be no assurance that using any strategy will succeed. If a sub-adviser or Mitchell Hutchins, as applicable, is incorrect in its judgment on market values, interest rates or other economic factors in using a derivative instrument or strategy, a Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:


o the fact that the skills needed to use derivative instruments are different from those needed to select securities for the Funds;

o the possibility of imperfect correlation, or even no correlation, between price movements of derivative instruments used in hedging strategies and price movements of the securities or currencies being hedged;

o possible constraints placed on a Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain 'cover' or to segregate securities; and

o the possibility that a Fund is unable to close out or liquidate its hedged position.


REPURCHASE AGREEMENTS. Each Fund may use repurchase agreements. Repurchase agreements are transactions in which a Fund purchases obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell the securities to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying securities and delays and costs to the Fund if the counterparty becomes insolvent. Each Fund intends to enter into repurchase agreements only with counterparties in transactions believed by Mitchell Hutchins or a sub-adviser to present minimum credit risks in accordance with guidelines established by the Fund's board.


REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements with banks and securities dealers up to the percentages specified below under 'Other Information.' Such agreements involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Such agreements are considered

                              --------------------
                               Prospectus Page 35

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

to be borrowings and may be entered into only for temporary or emergency purposes.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES.
Each Fund may purchase securities on a 'when-issued' basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to the Funds later than the normal settlement date for such securities at a stated price and yield. The Funds generally would not pay for such securities or start earning interest on them until they are received. However, when a Fund undertakes a when-issued or delayed-delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a Fund on a when-issued or delayed-delivery basis may result in that Fund's incurring or missing an opportunity to make an alternative investment. Depending on market conditions, a Fund's when-issued and delayed-delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed-delivery securities held by that Fund, exceeds its net assets. When-issued and delayed-delivery securities will not exceed 10% of Global Equity Fund's net assets.

LENDING PORTFOLIO SECURITIES. Each Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of that Fund's total assets. Lending securities enables a Fund to earn additional income, but could result in a loss or delay in recovering these securities.

PORTFOLIO TURNOVER. Each Fund's portfolio turn-over rate may vary greatly from year to year and will not be a limiting factor when Mitchell Hutchins or a sub-adviser deems portfolio changes appropriate. A higher turnover rate (100% or more) for a Fund will involve correspondingly greater transaction costs, which will be borne directly by the Fund, and may increase the potential for short-term capital gains.


DEFENSIVE AND TEMPORARY POSITIONS. When Mitchell Hutchins or a sub-adviser, as applicable, believes that unusual circumstances warrant a defensive posture, each Fund may temporarily commit all or any portion of its assets to cash (U.S. dollars or foreign currencies) or investment grade money market instruments of U.S. or foreign issuers, including repurchase agreements. Each Fund may invest up to 35% of its total assets in cash (U.S. dollars or foreign currencies) or investment grade money market instruments of U.S. or foreign issuers for liquidity purposes, pending investment in other securities, to reinvest cash collateral from securities lending or, in the case of Global Income Fund, as part of its ordinary investment activities. Global Income Fund's investment of cash collateral from securities lending in such money market instruments is not subject to this 35% limitation.


ILLIQUID SECURITIES. Global Equity Fund and Global Income Fund each may invest up to 10% of its net assets, and Emerging Markets Equity Fund and Asia Pacific Growth Fund up to 15% of its net assets, in illiquid securities, including certain cover for over-the-counter options and securities whose disposition is restricted under the federal securities laws other than those Mitchell Hutchins, or a sub-adviser, as applicable, has determined to be liquid pursuant to guidelines established by a Fund's board. To the extent that securities are freely tradeable in the country in which they are principally traded, they are not considered illiquid even if they are not freely tradeable in the United States. Each Fund may invest in restricted securities that are eligible for resale to qualified institutional buyers pursuant to SEC Rule 144A, but a Fund will not consider those securities to be illiquid if Mitchell Hutchins or a sub-adviser, as applicable, determines them to be liquid in accordance with procedures approved by the Fund's board. The lack of a liquid secondary market for illiquid securities may make it more difficult for a Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.


PORTFOLIO TURNOVER. Mitchell Hutchins and Invista anticipate restructuring
approximately   % of the Fund's portfolio investments after assuming day-to-day portfolio management of the Fund's investments to reflect their investment philosophies and processes. This restructuring could result in higher than usual portfolio turnover for the current fiscal year. The restructuring could involve correspondingly increased transaction costs, which would be borne directly by the Fund, and may increase the potential for realizing short-term and long-term capital gains, which could increase taxable distributions to Fund shareholders.


OTHER INFORMATION. Each Fund may borrow money from banks or through reverse repurchase agreements for temporary or emergency purposes in the following amounts of total assets: Asia Pacific Growth Fund-- 33 1/3%, Emerging Markets Equity Fund--33 1/3%, Global Equity Fund--20%, and Global Income Fund--10%. However, none of the Funds will purchase portfolio securities while borrowings (including reverse repurchase agreements) in excess

                              --------------------
                               Prospectus Page 36

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund


of 5% of the value of its total assets are outstanding. Each Fund may sell securities short 'against the box.' When a security is sold against the box, the seller owns the security. In addition, each Fund may invest up to 10% of its total assets in the securities of other investment companies. To the extent a Fund invests in other investment companies, its shareholders incur duplicative fees and expenses, including investment advisory fees.


--------------------------------------------------------------------------------
                               FLEXIBLE PRICINGSM
--------------------------------------------------------------------------------


Each Fund offers through this Prospectus four classes of shares that differ in terms of sales charges and expenses. An eligible investor can select the class that is best suited to his or her investment needs, based upon the holding period and the amount of investment.


CLASS A SHARES

HOW PRICE IS CALCULATED: The price is the net asset value plus the initial sales charge (the maximum is 4.5% of the public offering price or, in the case of Global Income Fund, 4% of the public offering price) next calculated after PaineWebber's New York City headquarters or PFPC Inc., the Funds' transfer agent ('Transfer Agent'), receives the purchase order. Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this class are lower than the ongoing expenses of Class B and Class C shares. Class A shares sales charges are calculated as follows:

ASIA PACIFIC GROWTH FUND, EMERGING MARKETS
EQUITY FUND AND GLOBAL EQUITY FUND

                                             SALES CHARGE AS A
                                               PERCENTAGE OF                DISCOUNT TO
                                         -------------------------       SELECTED DEALERS
                                         OFFERING       NET AMOUNT         AS PERCENTAGE
AMOUNT OF INVESTMENT                      PRICE          INVESTED        OF OFFERING PRICE
-----------------------------------      --------       ----------       -----------------
Less than $50,000..................        4.50%           4.71%                4.25%
$50,000 to $99,999.................        4.00            4.17                 3.75
$100,000 to $249,999...............        3.50            3.63                 3.25
$250,000 to $499,999...............        2.50            2.56                 2.25
$500,000 to $999,999...............        1.75            1.78                 1.50
$1,000,000 and over (1)............        None            None                 1.00(2)

GLOBAL INCOME FUND

                                             SALES CHARGE AS A
                                               PERCENTAGE OF                DISCOUNT TO
                                         -------------------------       SELECTED DEALERS
                                         OFFERING       NET AMOUNT         AS PERCENTAGE
AMOUNT OF PURCHASE                        PRICE          INVESTED        OF OFFERING PRICE
-----------------------------------      --------       ----------       -----------------
Less than $100,000.................        4.00%           4.17%                3.75%
$100,000 to $249,999...............        3.00            3.09                 2.75
$250,000 to $499,999...............        2.25            2.30                 2.00
$500,000 to $999,999...............        1.75            1.78                 1.50
$1,000,000 and over (1)............        None            None                 1.00(2)

------------------
(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of any dividends or other distributions are not subject to the 1% charge. Withdrawals under the Systematic Withdrawal Plan are not subject to this charge. However, investors may withdraw annually no more than 12% of the value of the Fund account under the Plan in the first year after purchase.

(2) Mitchell Hutchins pays 1% to PaineWebber.

                              --------------------
                               Prospectus Page 37

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

SALES CHARGE REDUCTIONS & WAIVERS

Investors who are purchasing Class A shares in more than one PaineWebber mutual fund may combine those purchases to get a reduced sales charge. Investors who already own Class A shares in one or more PaineWebber mutual funds may combine the amount they are currently purchasing with the value of such previously owned shares to qualify for a reduced sales charge. To determine the sales charge reduction in either case, please refer to the charts above.

Investors may also qualify for a lower sales charge when they combine their purchases with those of:

o their spouses, parents or children under age 21;

o their Individual Retirement Accounts (IRAs);

o certain employee benefit plans, including 401(k) plans;

o any company controlled by the investor;

o trusts created by the investor;

o Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by the investor or group of investors for the benefit of the investors' children; or

o accounts with the same adviser.

Employers who own Class A shares for one or more of their qualified retirement plans may also qualify for the reduced sales charge.

The sales charge will not apply when the investor:

o is an employee, director, trustee or officer of PaineWebber, its affiliates or any PaineWebber mutual fund;

o is the spouse, parent or child of any of the above;

o buys these shares through a PaineWebber investment executive who was formerly employed as a broker with a competing brokerage firm that was registered as a broker-dealer with the SEC; and

     o was the investment executive's client at the competing brokerage firm;

     o within 90 days of buying Class A shares in a Fund, the investor sells shares of one or more mutual funds that (a) were principally underwritten by the competing brokerage firm or its affiliates and (b) the investor either paid a sales charge to buy those shares, paid a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

     o the amount that the investor purchases does not exceed the total amount of money the investor received from the sale of the other mutual fund;
o is a certificate holder of unit investment trusts sponsored by PaineWebber and has elected to have dividends and other distributions from that investment automatically invested in Class A shares;

o is an employer establishing an employee benefit plan qualified under section 401, including a salary reduction plan qualified under section 401(k), or section 403(b) of the Internal Revenue Code ('Code') (each a 'qualified plan'). (This waiver is subject to minimum requirements, with respect to the number of employees and amount of plan assets, established by Mitchell Hutchins. Currently, the plan must have 50 or more eligible employees and at least $1 million in plan assets.) For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested;

o is a participant in the PaineWebber Members Only Program(Trademark). For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested;

o is a variable annuity offered only to qualified plans. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to the variable annuity's sponsor, adviser or distributor in a total amount not to exceed 1% of the amount invested;

o acquires Class A shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber permitting the sale of Class A shares at net asset value to that program. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is also waived; or

o acquires Class A shares in connection with a reorganization pursuant to which a Fund acquires substantially all of the assets and liabilities of another

                              --------------------
                               Prospectus Page 38

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

  investment company in exchange solely for shares of the Fund.


o acquires Class A shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus.


For more information on how to get any reduced sales charge, investors should contact their investment executive at PaineWebber or one of its correspondent firms or call 1-800-647-1568. Investors must provide satisfactory information to PaineWebber or the Fund if they seek any of these sales charge reductions or waivers.

CLASS B SHARES

HOW PRICE IS CALCULATED: The price is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. The ongoing expenses investors pay for Class B shares are higher than those of Class A shares. Because investors do not pay an initial sales charge when they buy Class B shares, 100% of their purchase is immediately invested.

Depending on how long they own their Fund investment, investors may have to pay a sales charge when they sell their Fund shares. This sales charge is called a 'contingent deferred sales charge.' The amount of the charge depends on how long the investor owned the shares. The sales charge is calculated by multiplying the offering price (the net asset value of the shares at the time of purchase) or the net asset value of the shares at the time of sale by the shareholder, whichever is less, by the percentage shown on the following table. Investors who own shares for more than six years do not have to pay a sales charge when selling those shares.

                                     PERCENTAGE BY WHICH
                                       THE SHARES' NET
                                            ASSET
          IF THE INVESTOR                 VALUE IS
       SELLS SHARES WITHIN:              MULTIPLIED:
-----------------------------------  -------------------
1st year since purchase                      5%
2nd year since purchase                       4
3rd year since purchase                       3
4th year since purchase                       2
5th year since purchase                       2
6th year since purchase                       1
7th year since purchase                     None

CONVERSION OF CLASS B SHARES

Class B shares automatically convert to the appropriate number of Class A shares of equal dollar value after the investor has owned them for six years. Dividends and other distributions paid to the investor by the Fund in the form of additional Class B shares will also convert to Class A shares on a pro-rata basis. This benefits shareholders because Class A shares have lower ongoing expenses than Class B shares. If the investor has exchanged Class B shares between PaineWebber funds, the Fund uses the purchase date at which the initial investment was made to determine the conversion date.

MINIMIZING THE CONTINGENT DEFERRED
SALES CHARGE

When investors sell Class B shares they have owned for less than six years, the Fund automatically will minimize the sales charge by assuming the investors are selling:

o First, Class B shares owned through reinvested dividends and capital gain distributions; and

o Second, Class B shares held in the portfolio the longest.

WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge will not apply to:

o sales of shares under the Fund's 'Systematic Withdrawal Plan' (investors may withdraw annually no more than 12% of the value of the Fund account under the
  Plan);

o a distribution from an IRA, a self-employed individual retirement plan ('Keogh Plan') or a custodial account under Section 403(b) of the Code (after the investor reaches age 59 1/2);

o a tax-free return of an excess IRA contribution;

o a tax-qualified retirement plan distribution following retirement; or

o Class B shares sold within one year of an investor's death if the investor owned the shares at the time of death either as the sole shareholder or with his or her spouse as a joint tenant with the right of survivorship.

Investors must provide satisfactory information to PaineWebber or the Fund to seek any of these waivers.

CLASS C SHARES

HOW PRICE IS CALCULATED: The price of Class C shares is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. Investors do not pay an initial sales charge when they buy Class C shares, but the ongoing expenses of Class C shares are higher than those of Class A shares. Because

                              --------------------
                               Prospectus Page 39

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

investors do not pay an initial sales charge when they buy Class C shares, 100% of their purchase is immediately invested. Class C shares never convert to any other class of shares.

A contingent deferred sales charge of 1% (0.75% in the case of Global Income
Fund) of the offering price (the net asset value at the time of purchase) or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Other PaineWebber mutual funds may impose a different contingent deferred sales charge on Class C shares sold within one year of the purchase date. A sale of Class C shares acquired through an exchange and held less than one year will be subject to the same contingent deferred sales charge that would have been imposed on Class C shares of the PaineWebber mutual fund originally purchased. Class C shares representing reinvestment of any dividends or capital gain distributions will not be subject to the 1% charge. Withdrawals under the Systematic Withdrawal Plan also will not be subject to this charge. However, investors may withdraw no more than 12% of the value of the Fund account under the Plan in the first year after purchase.

CLASS Y SHARES

HOW PRICE IS CALCULATED: Eligible investors may purchase Class Y shares at the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. Because investors do not pay an initial sales charge when they buy Class Y shares, 100% of their purchase is immediately invested. No contingent deferred sales charge is imposed on Class Y shares, and the ongoing expenses for Class Y shares are lower than for the other classes because Class Y shares are not subject to Rule 12b-1 distribution or service fees.

LIMITED GROUPS OF INVESTORS. Only the following investors are eligible to buy Class Y shares:


o a participant in the PW Program listed below when Class Y shares are purchased through that PW Program;


o an investor who buys $10 million or more at any one time in any combination of PaineWebber mutual funds in the Flexible Pricing System(Service Mark);

o a qualified plan that has either
    5,000 or more eligible employees or
    $50 million or more in assets;

o an investment company advised by PaineWebber or an affiliate of PaineWebber;
  and
o for Global Equity Fund and Global Income Fund, the trustee of the PaineWebber Savings Investment Plan ('PW SIP').


PACE MULTI-ADVISOR PROGRAM. An investor who participates in the PACE Multi-Advisor Program is eligible to purchase Class Y shares. The PACE Multi-Advisor Program is an advisory program sponsored by PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the PACE Multi-Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of PaineWebber and its affiliates are entitled to a waiver of this fee.


Please contact your PaineWebber investment executive or PaineWebber's correspondent firms for more information concerning mutual funds that are available through the PACE Multi-Advisor Program.


PURCHASES BY THE TRUSTEE OF THE PW SIP. The Class Y shares of Global Equity Fund and Global Income Fund also are offered for sale to the trustee of the PW SIP, a defined contribution plan sponsored by Paine Webber Group Inc. ('PW Group'). The trustee of the PW SIP purchases and redeems these Class Y shares to implement the investment choices of individual plan participants with respect to their PW SIP contributions. Individual plan participants should consult the Summary Plan Description and other plan material of the PW SIP (collectively the 'Plan Documents') for a description of the procedures and limitations applicable to making and changing investment choices.


Copies of the Plan Documents are available from the Benefits Connection, 100 Halfday Road, Lincolnshire, IL 60069 or by calling 1-888-PWebber
(1-888-793-2237).

As described in the Plan Documents, the average net asset value per share at which Class Y shares of Global Equity Fund and Global Income Fund are purchased or redeemed by the trustee of the PW SIP for the accounts of individual participants might be more or less than the net asset value per share prevailing at the time that such participants made their investment choices or made their contributions to the PW SIP.

                              --------------------
                               Prospectus Page 40

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                               HOW TO BUY SHARES

--------------------------------------------------------------------------------

Prices are calculated for each class of a Fund's shares once each Business Day, at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). A 'Business Day' is any day, Monday through Friday, on which the New York Stock Exchange is open for business. The Funds and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

When placing an order to buy shares, investors should specify which class of shares they want to buy. If investors fail to specify the class, they will automatically receive Class A shares, which include an initial sales charge. Investors in Class Y shares must provide satisfactory information to PaineWebber or an individual Fund that they are eligible to purchase Class Y shares.

PAINEWEBBER CLIENTS

Investors who are PaineWebber clients may buy shares through PaineWebber investment executives or its correspondent firms. Investors may buy shares in person, by mail, by telephone or by wire (the minimum wire purchase is $1 million). PaineWebber investment executives and correspondent firms are responsible for promptly sending investors' purchase orders to PaineWebber's New York City headquarters.

Investors may pay for their purchases with checks drawn on U.S. banks or with funds they have in their brokerage accounts at PaineWebber or its correspondent firms.

OTHER INVESTORS

Investors who are not PaineWebber clients may purchase Fund shares and set up an account through the Transfer Agent (PFPC Inc.) by completing an account application, which you may obtain by calling 1-800-647-1568. The application and check must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

Investors who are new to PaineWebber may complete and sign an account application and mail it along with a check. Investors may also open an account in person.

Investors who already have money invested in a PaineWebber mutual fund, and want to invest in another PaineWebber mutual fund, can:

o mail an application with a check; or
o open an account by exchanging from another PaineWebber mutual fund.

Investors do not have to send an application when making additional investments in the Fund.

MINIMUM INVESTMENT

To open an account.................   $1,000
To add to an account...............   $  100

A Fund may waive or reduce these minimums for:

o employees of PaineWebber or its affiliates;

o participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund's automatic investment plan; or

o transactions in Class A and Class Y shares made in certain investment programs.

HOW TO EXCHANGE SHARES

As shareholders, investors have the privilege of exchanging Class A, B and C shares for the same class of most other PaineWebber mutual funds. Class Y shares are not exchangeable. For classes of shares where no initial sales charge is imposed, a contingent deferred sales charge may apply if the investor sells the shares acquired through the exchange.

Exchanges may be subject to minimum investment requirements of the fund into which exchanges are made.

o Investors who purchased their shares through an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by contacting their investment executive in person or by telephone, mail or wire.

o Investors who do not have an account with an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by writing a 'letter of instruction' to the Transfer Agent. The letter of instruction must include:

      o the investor's name and address;

      o the Fund's name;

      o the Fund account number;

      o the dollar amount or number of shares to be sold; and


      o a guarantee of each registered owner's signature. A signature guarantee may be obtained from a domestic bank or trust


                              --------------------
                               Prospectus Page 41

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund


        company, broker, dealer, clearing agency or savings association which is a participant in a medallion program recognized by the Securities Transfer Agents Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted.


The letter must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.


No contingent deferred sales charge is imposed when Class A, B or C shares are exchanged for the corresponding class of shares of other PaineWebber mutual funds. A Fund will use the purchase date of the initial investment to determine any contingent deferred sales charge due when the acquired shares are sold. Fund shares may be exchanged only after the settlement date has passed and payment for the shares has been made. The exchange privilege is available only in those jurisdictions where the sale of the Fund shares to be acquired is authorized. This exchange privilege may be modified or terminated at any time and, when required by SEC rules, upon 60 days' notice. See the back cover of this Prospectus for a list of other PaineWebber mutual funds.


--------------------------------------------------------------------------------
                               HOW TO SELL SHARES
--------------------------------------------------------------------------------

Investors can sell (redeem) shares at any time. Shares will be sold at the share price for that class as next calculated after the order is received and accepted (less any applicable contingent deferred sales charge). Share prices are normally calculated at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time).

Investors who own more than one class of shares should specify which class they are selling. If they do not, the Fund will assume they are first selling their Class A shares, then Class C, then Class B and last, Class Y.

If a shareholder wants to sell shares that were purchased recently, the Fund may delay payment until it verifies that good payment was received. In the case of purchases by check, this can take up to 15 days.

Investors who have an account with PaineWebber or one of PaineWebber's correspondent firms can sell their shares by contacting their investment executive. Investors who do not have an account and have bought their shares through the Fund's Transfer Agent (PFPC Inc.) may sell shares by writing a 'letter of instruction,' as detailed in 'How to Exchange Shares.'

Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund reserves the right to purchase back all Fund shares in any shareholder account with a net asset value of less than $500.

If a Fund elects to do so, it will notify the shareholder of the opportunity to increase the amount invested to $500 or more within 60 days of the notice. A Fund will not purchase back accounts that fall below $500 solely due to a reduction in net asset value per share.

SALES BY PARTICIPANTS IN PW SIP

The trustee of the PW SIP sells Class Y shares of Global Equity Fund and Global Income Fund to implement the investment choices of individual plan participants with respect to their PW SIP contributions, as described in the Plan Documents referenced under 'How to Buy Shares' above. The price at which Class Y shares are sold by the trustee of PW SIP might be more or less than the price per share at the time the participants made their investment choices.

REINSTATEMENT PRIVILEGE

Shareholders who sell their Class A shares may reinstate their Fund account without a sales charge up to the dollar amount sold by purchasing the Fund's Class A shares within 365 days after the sale. To take advantage of this reinstatement privilege, shareholders must notify their investment executive at PaineWebber or one of its correspondent firms at the time of purchase.

                              --------------------
                               Prospectus Page 42

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

--------------------------------------------------------------------------------
                                 OTHER SERVICES
--------------------------------------------------------------------------------

Investors should consult their investment executives at PaineWebber or one of its correspondent firms to learn more about the following services available with respect to the Funds' Class A, B and C shares:

AUTOMATIC INVESTMENT PLAN

Investing on a regular basis helps investors meet their financial goals. PaineWebber offers an Automatic Investment Plan with a minimum initial investment of $1,000 through which a Fund will deduct $50 or more on a monthly, quarterly, semiannual or annual basis from the investor's bank account to invest directly in the Fund. In addition to providing a convenient and disciplined manner of investing, participation in the Automatic Investment Plan enables the investor to use the technique of 'dollar cost averaging.'

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December) or annual (December) withdrawals from their PaineWebber Mutual Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

o CLASS A AND CLASS C SHARES. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.

o CLASS B SHARES. Minimum value of Fund shares is $20,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $200, $400, $600 and $800, respectively.

Withdrawals under the Systematic Withdrawal Plan will not be subject to a contingent deferred sales charge. An investor may withdraw no more than 12% of the value of the Fund account when the investor signed up for the Plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this Plan.

INDIVIDUAL RETIREMENT ACCOUNTS

Self-directed IRAs are available through PaineWebber in which purchases of PaineWebber mutual funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

TRANSFER OF ACCOUNTS

If investors holding shares of a Fund in a Paine-
Webber brokerage account transfer their brokerage accounts to another firm, the Fund shares will be moved to an account with the Transfer Agent. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the Fund, the shareholder may be able to hold Fund shares in an account with the other firm.

--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------


Each Fund is governed by a board of trustees, which oversees the Fund's operations. Each board has appointed Mitchell Hutchins as investment adviser and administrator responsible for the Fund's operations (subject to the authority of the board). Mitchell Hutchins is responsible for the day-to-day management of Global Income Fund's investments. Mitchell Hutchins is also responsible for allocating Global Equity Fund's investments between U.S. and foreign securities markets and for the day-to-day management of that Fund's U.S. investments. Mitchell Hutchins has appointed sub-advisers to be responsible for the day-to-day management of Global Equity Fund's foreign investments and the other Funds' investments, as described below. The Funds have applied for exemptive relief to the SEC to permit their boards to appoint or replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval.


In accordance with procedures adopted by each Fund's board, brokerage transactions for each Fund

                              --------------------
                               Prospectus Page 43

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

may be conducted through PaineWebber or its affiliates or the affiliates of a sub-adviser, and each Fund may pay fees to PaineWebber for its services as lending agent in its portfolio securities lending program. Personnel of Mitchell Hutchins and each sub-adviser may engage in securities transactions for their own accounts pursuant to each firm's code of ethics that establishes procedures for personal investing and restricts certain transactions.

ASIA PACIFIC GROWTH FUND. Schroder Capital is the Fund's sub-adviser. Since its founding in 1980, Schroder Capital has developed an expertise in Asia Pacific Region investments. Louise Croset and Heather Crighton, with the assistance of Schroder Capital's Asia Pacific Region investment committee, are primarily responsible for the day-to-day management of the Fund. Mesdames Croset and Crighton have served in this capacity since the Fund's inception. Ms. Croset, a first vice president and director of Schroder Capital, has been with the firm since 1993. Previously, she was a Vice President of Wellington Management Co. Ms. Croset has managed Asia Pacific Region equity investments for the past 14 years. Ms. Crighton, a first vice president of Schroder Capital, has also been with the firm since 1993. Previously, she was fund manager at Mercantile & General Reinsurance Co. She has managed Asia Pacific Region equity investments for the past nine years.

EMERGING MARKETS EQUITY FUND. Schroder Capital is the Fund's sub-adviser. Schroder Group companies have invested internationally for over 50 years. Schroder Capital has developed an expertise in emerging markets investments and has 54 investment professionals located in 13 offices in emerging market countries around the world. John A. Troiano, with the assistance of an emerging markets investment committee, has been primarily responsible for the day-to-day management of Emerging Markets Equity Fund since Schroder Capital was appointed sub-adviser on February 25, 1997; recently, Ms. Crighton and Mark Bridgeman began sharing primary responsibility for the day-to-day management of the Fund with Mr. Troiano. Mr. Troiano has been chief executive of Schroder Capital since July 1997, and has been employed by various Schroder Group companies in the portfolio management area since 1988. He is currently chairman of Schroder Capital's emerging markets investment committee. Mr. Bridgeman has been a vice president and international fund manager of Schroder Capital since 1995. After joining Schroders in 1990, he worked in the Schroders U.K. Research Department as an Investment Analyst and then from 1992 until 1995 served in Schroders Australia as an Industrial Analyst and Fund Manager.


GLOBAL EQUITY FUND. Mitchell Hutchins, the Fund's investment adviser, is responsible both for allocating the Fund's assets between U.S. and foreign markets and for managing the First U.S. investments. T. Kirkham Barneby is responsible for the asset allocation decisions for Global Equity Fund. Mr. Barneby is a managing director and chief investment officer--quantitative investments of Mitchell Hutchins. Mr. Barneby rejoined Mitchell Hutchins in 1994, after being with Vantage Global Management for one year. During the eight years that Mr. Barneby was previously with Mitchell Hutchins, he was a senior vice president responsible for quantitative management and asset allocation models. Mr. Barneby assumed his Global Equity Fund responsibilities on
               1998.



Mark A. Tincher is primarily responsible for the day-to-day management of Global Equity Fund's U.S. investments. Mr. Tincher is a managing director and chief investment officer of equities of Mitchell Hutchins, responsible for overseeing the management of equity investments. Prior to joining Mitchell Hutchins in March 1995, Mr. Tincher worked for Chase Manhattan Private Bank, where he was vice president and directed the U.S. funds management and equity research area. At Chase since 1988, Mr. Tincher oversaw the management of all Chase equity funds (the Vista Funds and Trust Investment Funds). Mr. Tincher assumed his
Global Equity Fund responsibilities on               , 1998.



Invista is the Fund's sub-adviser and manages the Fund's foreign investments. Scott D. Opsal is primarily responsible for the day-to-day management of Global Equity Fund's foreign investments. Mr. Opsal has served as executive vice president and chief investment officer of Invista since 1997. Previously, he served as a vice president of Invista from 1986 to 1997.


GLOBAL INCOME FUND. Mitchell Hutchins is responsible for the day-to-day management of the Fund's investments. Stuart Waugh and William King are primarily responsible for the day-to-day portfolio management of the Fund. Mr. Waugh has been involved with the Fund since its inception, first as an analyst and then as portfolio manager since 1993. Mr. Waugh is a vice president of PaineWebber Investment Series and a managing director of Mitchell Hutchins responsible for global fixed income

                              --------------------
                               Prospectus Page 44

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

investments and currency trading. Mr. Waugh has been with Mitchell Hutchins since 1983. Mr. King joined Mitchell Hutchins in November 1995 and assumed his present responsibilities with respect to the Fund in 1997. Previously, he was at IBM Corporation where he was responsible for the management of IBM Pension Fund's global bond portfolio. Both Mr. Waugh and Mr. King are Chartered Financial Analysts.

Other members of Mitchell Hutchins' international fixed income group provide input on market outlook, interest rate forecasts and other considerations pertaining to global fixed income investments.

ABOUT THE INVESTMENT ADVISER

Mitchell Hutchins, located at 1285 Avenue of the Americas, New York, New York 10019, is an asset management subsidiary of PaineWebber, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On January 31, 1998, Mitchell Hutchins was adviser or sub-adviser of 30 investment companies with 65 separate portfolios and aggregate assets of over $37.4 billion.

ABOUT THE SUB-ADVISERS

Schroder Capital, the sub-adviser to Asia Pacific Growth Fund and Emerging Markets Equity Fund, is located at 787 Seventh Avenue, New York, New York 10019. It is a wholly owned indirect subsidiary of Schroders plc, which is listed on the London Stock Exchange, and is the holding company parent of a large worldwide group of banks and financial services companies (referred to as the 'Schroder Group'), with associated companies, branch and representative offices located in 23 countries worldwide. As of December 31, 1997, the investment management subsidiaries of the Schroder Group had approximately $175 billion in client assets under management. Schroder Capital, together with its United Kingdom affiliate Schroder Capital Management International Limited, had over $25 billion under management as of that date.


Invista, sub-adviser for Global Equity Fund's foreign investments, is located at 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309. Invista, which was founded in 1984, is an indirect wholly owned subsidiary of Principal Life Insurance Company and manages substantially all of Principal Life Insurance Company's equity accounts in addition to providing investment advice to other affiliated and non-affiliated customers. As of August 31, 1998, Invista managed
approximately $   billion in client assets.


MANAGEMENT FEES & OTHER EXPENSES

ASIA PACIFIC GROWTH FUND. The Fund pays Mitchell Hutchins a monthly fee for its services at the annual rate of 1.20% of its average daily net assets up to $100 million and 1.10% of its average daily net assets over $100 million.

Mitchell Hutchins (not the Fund) pays Schroder Capital a monthly fee for sub-advisory services at an annual rate of 0.65% of the Fund's average daily net assets up to $100 million and 0.55% of the Fund's average daily net assets over $100 million.

EMERGING MARKETS EQUITY FUND. The Fund is obligated to pay Mitchell Hutchins a monthly fee for its services at an annual rate of 1.20% of the Fund's average daily net assets. However, after giving effect to fee waivers, the effective annual rate actually paid by the Fund during the fiscal year ended October 31, 1997, was 0.78%. During that year, Mitchell Hutchins (not the Fund) paid Schroder Capital a fee for sub-advisory services at the annual rate of 0.70% of the Fund's average daily net assets.


GLOBAL EQUITY FUND. For the fiscal year ended October 31, 1997, Global Equity Fund paid advisory fees to Mitchell Hutchins at the annual rate of 0.85% of its average daily net assets. Under its sub-advisory contract with Invista, Mitchell Hutchins (not the Fund) is obligated to pay Invista at the annual rate of 0.40% of the Fund's average daily net assets allocated to its management up to and including $100 million. This fee drops to 0.29% of the Fund's average daily net assets allocated to Invista's management in excess of $100 million up to and including $300 million and to 0.26% of such assets in excess of $300 million.


GLOBAL INCOME FUND. For the fiscal year ended October 31, 1997, Global Income Fund paid advisory fees to Mitchell Hutchins at the effective annual rate of 0.74% of its average daily net assets.

Each Fund incurs various other expenses in its operations, such as custody and transfer agency fees, brokerage commissions, professional fees, expenses of board and shareholder meetings, fees and expenses relating to registration of its shares, taxes and governmental fees, fees and expenses of trustees, costs of obtaining insurance, expenses of printing and distributing shareholder materials, organizational expenses and extraordinary expenses, including costs or losses in any litigation.

                              --------------------
                               Prospectus Page 45

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

DISTRIBUTION ARRANGEMENTS

Mitchell Hutchins is the distributor of each Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. There is no distribution plan with respect to the Funds' Class Y shares. Under distribution plans for Class A, Class B and Class C shares ('Class A Plan,' 'Class B Plan' and 'Class C Plan,' collectively, 'Plans'), each Fund pays Mitchell Hutchins:

o Monthly service fees at the annual rate of 0.25% of the average daily net assets of each class of shares.

o Monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares (0.50% for Class C shares of Global Income Fund).

Mitchell Hutchins uses the service fees under the Plans for Class A, B and C shares primarily to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each Fund by PaineWebber clients. PaineWebber then compensates its investment executives for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.

Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to:

o Offset the commissions it pays to PaineWebber for selling each Fund's Class B and Class C shares, respectively.

o Offset each Fund's marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

PaineWebber compensates investment executives when Class B and Class C shares are bought by investors, as well as on an ongoing basis. Mitchell Hutchins receives no special compensation from any of the Funds or investors at the time Class B or C shares are bought.

Mitchell Hutchins receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution expenses.

The Plans and the related distribution contracts for Class A, Class B and Class C shares ('Distribution Contracts') specify that each Fund must pay service and distribution fees to Mitchell Hutchins for its activities, not as reimbursement for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses exceed the service or distribution fees it receives, the Funds will not be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Mitchell Hutchins' sole responsibility and not that of the Funds. Annually, the board of each Fund reviews the Plans and Mitchell Hutchins' corresponding expenses for each class separately from the Plans and expenses of the other classes.

--------------------------------------------------------------------------------
                            DETERMINING THE SHARES'
                                NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value of each Fund's shares fluctuates and is determined separately for each class as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) each Business Day. Each Fund's net asset value per share is determined by dividing the value of the securities held by the Fund, plus any cash or other assets, minus all liabilities, by the total number of Fund shares outstanding.

Each Fund values its assets based on their current market value when market quotations are readily available. If market quotations are not readily available, assets are valued at fair value as determined in good faith by or under the direction of each Fund's board. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments denominated in foreign currencies are valued daily in U.S. dollars based on the then-prevailing exchange rates. It should be recognized that

                              --------------------
                               Prospectus Page 46

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

judgment plays a greater role in valuing thinly traded securities and lower-rated debt securities in which a Fund may invest, because there is less reliable, objective data available.

--------------------------------------------------------------------------------
                               DIVIDENDS & TAXES
--------------------------------------------------------------------------------

DIVIDENDS

Asia Pacific Growth Fund, Emerging Markets Equity Fund and Global Equity Fund each pays an annual dividend from its net investment income, net short-term capital gains and net realized gains from foreign currency transactions, if any. Global Income Fund declares monthly dividends from its net investment income, which may be accompanied by distributions of net realized short-term capital gains and foreign currency gains. Although Global Income Fund will not, in any month, distribute more than the amount of such income and gains then available for distribution, capital losses and/or foreign currency losses realized later in the same fiscal year may convert a portion of such a distribution to a nontaxable return of capital. Each Fund also distributes annually substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any. In the case of Global Income Fund, that distribution is accompanied by any undistributed net realized short-term capital gains and foreign currency gains. The Funds may make additional distributions, if necessary, to avoid a 4% excise tax on certain undistributed income and capital gains.

Dividends and other distributions paid on each class of shares of a Fund are calculated at the same time and in the same manner. Dividends on Class A, Class B and Class C shares of a Fund are expected to be lower than those on its Class Y shares because the other shares have higher expenses resulting from their service fees and, in the case of Class B and Class C shares, their distribution fees. Dividends on Class B and Class C shares of a Fund are expected to be lower than those on its Class A shares because Class B and Class C shares have higher expenses resulting from their distribution fees. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. See 'General Information.'

The Funds' dividends and other distributions are paid in additional Fund shares of the same class at net asset value, unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and other distributions in cash, either mailed to them by check or credited to their PaineWebber accounts, should contact their investment executives at PaineWebber or one of its correspondent firms or complete the appropriate section of the account application. For PW SIP participants, each Fund's Class Y dividends and other distributions are paid in additional Class Y shares at net asset value unless the Transfer Agent is instructed otherwise.

TAXES

Each Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code so that it will not have to pay federal income tax on that part of its investment company taxable income (generally consisting of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) and net capital gain that it distributes to its share-holders.


Dividends from each Fund's investment company taxable income (whether paid in cash or additional shares) are generally taxable to its shareholders as ordinary income. Distributions of each Fund's net capital gain (whether paid in cash or additional shares) are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Under the Taxpayer Relief Act of 1997, as modified by recent legislation, the maximum tax rate applicable to a non-corporate taxpayer's net capital gain recognized on capital assets held for more than one year is 20% (10% for taxpayers in the 15% marginal tax bracket). In the case of a regulated investment company such as a Fund, the relevant holding period is determined by how long the Fund has held the portfolio securities on which the gain was realized, not by how long the shareholders have held their Fund shares.



Shareholders who are not subject to tax on their income generally will not be required to pay tax on distributions from the Funds.


                              --------------------
                               Prospectus Page 47

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

YEAR-END TAX REPORTING


Following the end of each calendar year, each Fund notifies its shareholders of the amounts of dividends and capital gain distributions paid (or deemed paid) for that year, their share of any foreign taxes paid by the Fund that year and any portion of those dividends that qualifies for special treatment.


BACKUP WITHHOLDING

Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

A shareholder's sale (redemption) of shares may result in a taxable gain or loss. This depends upon whether the shareholder receives more or less than his or her adjusted basis for the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of any Fund's shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. In addition, if a Fund's shares are bought within 30 days before or after selling other shares of the Fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

SPECIAL TAX RULES
FOR CLASS A SHAREHOLDERS

Special tax rules apply when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of a PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount will increase the basis of the PaineWebber mutual fund shares subsequently acquired.

No gain or loss will be recognized by a shareholder as a result of a conversion from Class B shares into Class A shares.

                                    * * * *

The foregoing only summarizes some of the important federal income tax considerations affecting the Funds and their shareholders; see the Statement of Additional Information for a further discussion. Prospective shareholders are urged to consult their tax advisers.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

ORGANIZATION

ASIA PACIFIC GROWTH FUND

Asia Pacific Growth Fund is a diversified series of PaineWebber Managed Investments Trust ('Managed Trust'), an open-end management investment company that was organized on November 21, 1986 as a business trust under the laws of the Commonwealth of Massachusetts. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value of $0.001 per share. Shares of five other series have been authorized.

EMERGING MARKETS EQUITY FUND

Emerging Markets Equity Fund is a diversified series of PaineWebber Investment Trust II, an open-end management investment company that was organized on August 10, 1992 as a business trust under the laws of the Commonwealth of Massachusetts. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value of $0.001 per share.

GLOBAL EQUITY FUND

Global Equity Fund is a diversified series of PaineWebber Investment Trust ('Investment Trust'), an open-end management investment company that was organized on March 28, 1991 as a business trust under the laws of the Commonwealth of Massachusetts. The trustees have authority to issue an unlimited number of shares of beneficial interest of

                              --------------------
                               Prospectus Page 48

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

separate series, par value of $0.001 per share. Shares of one other series have been authorized.

GLOBAL INCOME FUND

Global Income Fund is a non-diversified series of PaineWebber Investment Series, an open-end management investment company that was organized on December 22, 1986 as a business trust under the laws of the Commonwealth of Massachusetts. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, with a par value of $0.001 per share.

SHARES

The shares of each Fund are divided into four classes, designated Class A, Class B, Class C and Class Y shares. A share of each class represents an identical interest in the respective Fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Funds will affect the performance of those classes.

Each share of each Fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Fund. However, due to the differing expenses of the classes, dividends on Class A, B, C and Y shares will differ.

Although each Fund is offering only its own shares, it is possible that a Fund might become liable for a misstatement in this Prospectus about another Fund. The board of each Fund has considered this factor in approving the use of a single, combined Prospectus.

VOTING RIGHTS

Shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of any Fund (or Investment Trust or Managed Trust, which each have more than one series) may elect all of the board members of that Fund or of Investment Trust or Managed Trust. The shares of a Fund will be voted together, except that only the shareholders of a particular class of a Fund may vote on matters affecting only that class, such as the terms of a Plan as it relates to the class. The shares of each series of Investment Trust and Managed Trust will be voted separately, except when an aggregate vote of all the series is required by law.

SHAREHOLDER MEETINGS

The Funds do not hold annual meetings.

Shareholders of record of no less than two-thirds of the outstanding shares of Managed Trust or Global Income Fund or shareholders of a majority of the outstanding shares of Investment Trust or Emerging Markets Equity Fund may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of Investment Trust, Managed Trust or a Fund.

REPORTS TO SHAREHOLDERS

Each Fund sends its shareholders audited annual and unaudited semiannual reports, each of which includes a list of the investment securities held by the Fund as of the end of the period covered by the report. The Statement of Additional Information, which is incorporated herein by reference, is available to shareholders upon request.

CUSTODIAN & RECORDKEEPING AGENT; TRANSFER & DIVIDEND AGENT

State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for Asia Pacific Growth Fund, Emerging Markets Equity Fund and Global Equity Fund and employs foreign sub-custodians approved by the respective boards in accordance with applicable requirements under the 1940 Act to provide custody of the Funds' foreign assets. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as custodian for Global Income Fund and employs foreign sub-custodians approved by the Fund's board in accordance with those same requirements to provide custody of the Fund's foreign assets. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as each Fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

                              --------------------
                               Prospectus Page 49

                         ------------------------------

                                  PaineWebber
Asia Pacific Growth Fund                                      Global Equity Fund
Emerging Markets Equity Fund                                  Global Income Fund

                      [This page intentionally left blank]

                              --------------------
                               Prospectus Page 50

                         ------------------------------

                      PAINEWEBBER ASIA PACIFIC GROWTH FUND
                    PAINEWEBBER EMERGING MARKETS EQUITY FUND
                         PAINEWEBBER GLOBAL EQUITY FUND
                         PAINEWEBBER GLOBAL INCOME FUND


            PROSPECTUS--MARCH 1, 1998, AS REVISED SEPTEMBER   , 1998
            (SEPTEMBER   , 1998 FOR PAINEWEBBER GLOBAL EQUITY FUND)


/ / PAINEWEBBER BOND FUNDS
   High Income Fund
   Investment Grade Income Fund
   Low Duration U.S. Government
     Income Fund
   Strategic Income Fund
   U.S. Government Income Fund

/ / PAINEWEBBER TAX-FREE BOND FUNDS
   California Tax-Free Income Fund
   Municipal High Income Fund
   National Tax-Free Income Fund
   New York Tax-Free Income Fund

/ / PAINEWEBBER ASSET
   ALLOCATION FUNDS
   Balanced Fund
   Tactical Allocation Fund


/ / PAINEWEBBER STOCK FUNDS
   Financial Services Growth Fund
   Growth Fund
   Growth and Income Fund
   Mid Cap Fund
   Small Cap Fund
   S&P 500 Index Fund
   Utility Income Fund

/ / PAINEWEBBER GLOBAL FUNDS
   Asia Pacific Growth Fund
   Emerging Markets Equity Fund
   Global Equity Fund
   Global Income Fund

/ / PAINEWEBBER MONEY MARKET FUND

/ / MITCHELL HUTCHINS PORTFOLIOS
   Aggressive Portfolio
   Moderate Portfolio
   Conservative Portfolio

A prospectus containing more complete information for any of these funds, including charges and expenses, can be obtained from a PaineWebber investment executive or correspondent firm. Please read it carefully before investing. It is important you have all the information you need to make a sound investment decision.

(Copyright) 1998 PaineWebber Incorporated

                              --------------------

                      PAINEWEBBER ASIA PACIFIC GROWTH FUND
                    PAINEWEBBER EMERGING MARKETS EQUITY FUND
                         PAINEWEBBER GLOBAL EQUITY FUND
                         PAINEWEBBER GLOBAL INCOME FUND

                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION


     The four funds named above (each a 'Fund') are series of professionally managed open-end management investment companies organized as Massachusetts business trusts (each a 'Trust'). PaineWebber Asia Pacific Growth Fund, a diversified series of PaineWebber Managed Investments Trust ('Managed Trust'), seeks long-term capital appreciation by investing primarily in equity securities of companies in the Asia Pacific region, excluding Japan. PaineWebber Emerging Markets Equity Fund, a diversified series of PaineWebber Investment Trust II ('Investment Trust II'), seeks long-term capital appreciation by investing primarily in equity securities of companies in newly industrializing countries. PaineWebber Global Equity Fund, a diversified series of PaineWebber Investment Trust ('Investment Trust'), seeks long-term growth of capital by investing primarily in U.S. and foreign equity securities. PaineWebber Global Income Fund, a non-diversified series of PaineWebber Investment Series ('Investment Series'), seeks high current income and, secondarily, capital appreciation by investing primarily in high-quality bonds of foreign and U.S. issuers.



     The investment adviser, administrator and distributor for each Fund is Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), an asset management subsidiary of PaineWebber Incorporated ('PaineWebber'). As distributor for the Funds, Mitchell Hutchins has appointed PaineWebber to serve as the exclusive dealer for the sale of Fund shares. Schroder Capital Management International Inc. ('Schroder Capital') serves as investment sub-adviser for Asia Pacific Growth Fund and Emerging Markets Equity Fund. Invista Capital Management, Inc. ('Invista') serves as investment sub-adviser for the foreign investments of Global Equity Fund. Schroder Capital and Invista are each sometimes referred to as 'Sub-Adviser.'



     This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated March 1,
1998, as revised September   , 1998 (September   , 1998 for Global Equity Fund).
A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm or by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated March 1, 1998, as revised September
  , 1998 (September   , 1998 for Global Equity Fund).


                      INVESTMENT POLICIES AND RESTRICTIONS

     The following supplements the information contained in the Prospectus concerning the Funds' investment policies and limitations. Except as otherwise indicated in the Prospectus or the Statement of Additional Information, there are no policy limitations on a Fund's ability to use the investments or techniques discussed in these documents.

     YIELD FACTORS AND RATINGS. Moody's Investors Service, Inc. ('Moody's'), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ('S&P'), and other nationally recognized statistical rating organizations ('NRSROs') are private services that provide ratings of the credit quality of debt obligations (bonds) and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in the Appendix to this Statement of Additional Information. The process by which S&P and Moody's determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying securities, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with such securities. Not even the highest such ratings represents an assessment of the likelihood that principal prepayments will be made by mortgagors or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

     The Funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices.

     In addition to ratings assigned to individual bond issues, Mitchell Hutchins or a Sub-Adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

     Asia Pacific Growth Fund is authorized to invest up to 10% of its total assets in non-investment grade debt securities. Global Income Fund is authorized to invest up to 20% of its total assets in non-investment grade debt securities. Global Equity Fund may invest up to 10% of its net assets in convertible securities rated below investment grade. Non-investment grade debt securities are debt securities that are not rated at the time of purchase within one of the four highest grades assigned by S&P or Moody's, comparably rated by another NRSRO or determined by Mitchell Hutchins or a Sub-Adviser, as appropriate, to be of comparable quality. Non-investment grade debt securities are commonly refered to as 'junk bonds'; they are deemed by the NRSROs to be predominantly speculative and may involve significant risk exposure to adverse conditions. Non-investment grade debt securities generally offer a higher current yield than that available for investment grade issues; however, they involve higher risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

     The market for non-investment grade debt securities, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent volatility in emerging market securities, particularly in Asia. In the past, many lower rated debt securities experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructurings or defaults. There can be no assurance that such declines will not recur. The market for non-investment grade debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade securities, especially in a thinly traded market.

     RISK CONSIDERATIONS RELATING TO FOREIGN SECURITIES. Investors should recognize that investing in non-U.S. securities involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. companies. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of Fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. While the Funds generally invest only in securities that are traded on recognized exchanges or in over-the-counter markets ('OTC'), from time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. There may be less publicly available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices. Foreign securities trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may expose the Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.

     Securities of foreign issuers may not be registered with the Securities and Exchange Commission ('SEC'), and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

     The Funds may invest in foreign securities by purchasing depository receipts, including American Depository Receipts ('ADRs'), European Depository Receipts ('EDRs') and Global Depository Receipts ('GDRs'), or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. EDRs are European receipts evidencing a similar arrangement, may be denominated in other currencies and are designed for use in European securities markets. GDRs are similar to EDRs and are designed for use in several international financial markets. For purposes of each Fund's investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.

     ADRs are publicy traded on exchanges or OTC in the United States and are issued through 'sponsored' or 'unsponsored' arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

     The Funds anticipate that their brokerage transactions involving foreign securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Although each Fund will endeavor to achieve the best net results in effecting its portfolio transactions, transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

     Investment income on certain foreign securities in which the Funds may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would be subject. In addition, substantial limitations may exist in certain countries with respect to the Funds' ability to repatriate investment capital or the proceeds of sales of securities.

     FOREIGN SOVEREIGN DEBT. Investment by the Funds in debt securities issued by foreign governments and their political subdivisions or agencies ('Sovereign Debt') involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Funds may have limited legal recourse in the event of a default.

     Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

     A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

     The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Funds' investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While Mitchell Hutchins and the Sub-Advisers manage the Funds' portfolios in a manner that is intended to minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Funds to suffer a loss of interest or principal on any of its holdings.

     INVESTMENTS IN OTHER INVESTMENT COMPANIES. From time to time, investments in other investment companies may be the most effective available means by which a Fund may invest in securities of issuers in certain countries. Such investments may include, for example, World Equity Benchmark SharesSM (commonly known as 'WEBS'), which are exchange-traded shares of series of an investment company that are designed to replicate the composition and performance of publicly traded issuers in particular foreign countries. Investment in such investment companies may involve the payment of management expenses and, in connection with some purchases, sales loads and payment of substantial premiums above the value of such companies' portfolio securities. At the same time, a Fund would continue to pay its own management fees and other expenses. Each Fund may invest in such investment companies when, in the judgment of Mitchell Hutchins or a Sub-Adviser, the potential benefits of such investment outweigh the payment of any applicable premium, sales load and expenses. In addition, the Funds' investments in such investment companies are subject to limitations under the Investment Company Act of 1940 ('1940 Act') and market availability, and may result in special federal income tax consequences.


     FOREIGN CURRENCY TRANSACTIONS. A significant portion of each Fund's assets may be invested in foreign securities, and substantially all related income may be received by a Fund in foreign currencies. Each Fund values its assets daily in U.S. dollars and each Fund (except Global Equity Fund) does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. From time to time a Fund's foreign currencies may be held as 'foreign currency call accounts' at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a Fund could suffer a loss of some or all of the amounts deposited. Each Fund may convert foreign currency to U.S. dollars from time to time.


     The value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, a Fund may incur costs in connection with conversions between various currencies. Currency exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire immediately to resell that currency to the dealer. Each Fund conducts its currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

     SPECIAL CONSIDERATIONS RELATING TO ASIA PACIFIC REGION AND OTHER EMERGING MARKET INVESTMENTS. Certain of the risks associated with international investments are heightened for investments in emerging markets, including many Asia Pacific Region countries (as defined in the Prospectus). For example, many of the currencies of Asia Pacific Region countries recently have experienced significant devaluations relative to the U.S. dollar, and major adjustments have been made periodically in various emerging market currencies.

     Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's investment in these countries and may increase its expenses. For example, certain countries may require governmental approval prior to investments by foreign persons in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. In addition, the repatriation of both investment income and capital from some emerging market countries is subject to restrictions, such as the need for certain government consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Fund's operations. These restrictions may in the future make it undesirable to invest in the countries to which they apply. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

     For example, in China, India, Indonesia, Malaysia, the Philippines, Singapore, South Korea and Thailand, government regulation or a company's charter may limit the maximum foreign aggregate ownership of equity in any one company. South Korea restricts foreign investment in Won-denominated debt securities and Sri Lanka prohibits foreign investment in government debt securities. South Korea prohibits foreign investment in specified telecommunications companies and the Philippines prohibits foreign investment in mass media companies and companies providing certain professional services. In the Philippines, a Fund may generally invest in 'B' shares of Philippine issuers engaged in partly nationalized business activities, the market prices, liquidity and rights of which may vary from shares owned by nationals. Similarly, in China, a Fund may only invest in 'B' shares of securities traded on The Shanghai Securities Exchange and The Shenzhen Stock Exchange, currently the two officially recognized securities exchanges in China. 'B' shares traded on The Shanghai Securities Exchange are settled in U.S. dollars, and those traded on The Shenzhen Stock Exchange are generally settled in Hong Kong dollars.

     If, because of restrictions on repatriation or conversion, a Fund were unable to distribute substantially all of its net investment income, including net short-term capital gains and net long-term capital gains within applicable time periods, the Fund could be subject to federal income and excise taxes that would not otherwise be incurred and could cease to qualify for the favorable tax treatment afforded to regulated investment companies ('RICs') under the Internal Revenue Code ('Code'). In such case, it would become subject to federal income tax on all of its income and net gains.

     Differences Between the U.S. and Emerging Market Securities Markets. Most of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange, and equity securities of most companies in emerging market countries are less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges in emerging market countries, such as those in China, are in the earliest stages of their development. As a result, security settlements may in some instances be subject to delays and related administrative uncertainties. Many companies traded on securities markets in emerging market countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market-making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that an emerging market country experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in that country may trade at price-earnings multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.

     Government Supervision of Emerging Market Securities Markets; Legal Systems. There is also less government supervision and regulation of securities exchanges, listed companies and brokers in emerging market countries than exists in the United States. Therefore, less information may be available to a Fund than with respect to investments in the United States. Further, in certain countries, less information may be available to a Fund than to local market participants. Brokers in other countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

     Social, Political and Economic Factors. Many emerging market countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the financial markets in those countries and elsewhere and could adversely affect the value of a Fund's assets. In addition, there may be the possibility of asset expropriations or future confiscatory levels of taxation affecting a Fund.

     Few of the Asia Pacific Region countries have Western-style or fully democratic governments. Some governments in the region are authoritarian in nature and influenced by security forces. For example, during the course of the last 25 years, governments in the region have been installed or removed as a result of military coups, while others have periodically demonstrated repressive police state characteristics. In several Asia Pacific Region countries, the leadership ability of the government has suffered as a result of recent corruption scandals. Disparities of wealth, among other factors, have also led to social unrest in some of the Asia Pacific Region countries, accompanied, in certain cases, by violence and labor unrest. Ethnic, religious and racial disaffection, as evidenced in India, Pakistan and Sri Lanka, for example, have created social, economic and political problems. Such problems also have occurred in other emerging markets throughout the world.

     As in some other regions, several Asia Pacific Region countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurgency. For example, Thailand has experienced border conflicts with Laos and Cambodia, and India is engaged in border disputes with several of its neighbors, including China and Pakistan. Tension between the Tamil and Sinhalese communities in Sri Lanka has resulted in periodic outbreaks of violence. An uneasy truce exists between North Korea and South Korea, and the recurrence of hostilities remains possible. Reunification of North Korea and South Korea could have a detrimental effect on the economy of South Korea. Also, China continues to claim sovereignty over Taiwan and has conducted military maneuvers near Taiwan. China is acknowledged to possess nuclear weapons capability; North Korea is alleged to possess or be in the process of developing such a capability.

     China assumed sovereignty over Hong Kong on July 1, 1997. Although China has committed by treaty to preserve the economic and social freedoms enjoyed in Hong Kong for 50 years after regaining control, there can be no assurance that China will not renege, and in fact China has announced its intent to repeal certain laws. Business confidence and market and business performance in Hong Kong, therefore, can be significantly affected by political developments.

     The reversion of Hong Kong also presents a risk that the Hong Kong dollar will be devalued and a risk of possible loss of investor confidence in the Hong Kong markets and dollar. However, factors exist that may mitigate this risk. First, China has stated its intention to implement a 'one country, two systems' policy, which would preserve monetary sovereignty and leave control in the hands of the Hong Kong Monetary Authority ('HKMA'). Second, fixed rate parity with the U.S. dollar is seen as critical to maintaining investors' confidence in the transition to Chinese rule. Therefore, it is generally anticipated that, in the event international investors lose confidence in Hong Kong dollar assets, the HKMA would intervene to support the currency, though such intervention cannot be assured. Third, Hong Kong's and China's sizable combined foreign exchange reserve may be used to support the value of the Hong Kong dollar, provided that China does not appropriate such reserves for other uses, which is not anticipated, but cannot be assured. Finally, China would be likely to experience significant adverse political and economic consequences if confidence in the Hong Kong dollar and the territory's assets were to be endangered.

     As is the case in many other emerging markets, the economies of most of the Asia Pacific Region countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of these countries. In addition, the economies of some countries are vulnerable to weakness in world prices for their commodity exports, including crude oil.

     U.S. GOVERNMENT SECURITIES. The Funds may invest in various direct obligations of the U.S. Treasury and obligations issued or guaranteed by the U.S. government or one of it agencies or instrumentalities (collectively, 'U.S. government securities'). Among the U.S. government securities that may be held by the Funds are securities that are supported by the full faith and credit of the United States; securities that are supported primarily or solely by the creditworthiness of the government-related issuer; and securities, such as mortgage-backed securities, that are supported in part by pools of assets.

     CONVERTIBLE SECURITIES. Each Fund is permitted to invest in convertible securities. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities.

     The value of a convertible security is a function of its 'investment value' (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its 'conversion value' (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. U.S. government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association) or Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government-sponsored enterprises. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively 'Private Mortgage Lenders'). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

     New types of mortgage-backed securities are developed and marketed from time to time and, consistent with their investment limitations, the Funds expect to invest in those new types of mortgage-backed securities that Mitchell Hutchins or the Sub-Advisers believe may assist the Funds in achieving their investment objectives. Similarly, the Funds may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein. The Funds also may invest in foreign mortgage-backed securities which may be structured differently than domestic mortgage-backed securities.

     Ginnie Mae Certificates--Ginnie Mae guarantees certain mortgage pass-through certificates ('Ginnie Mae certificates') that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are 'passed through' to certificateholders such as Global Income Fund. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

      Fannie Mae Certificates--Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as 'conventional mortgage loans' or 'conventional loans') through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ('Fannie Mae certificates'), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

     Freddie Mac Certificates--Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ('PCs') and guaranteed mortgage certificates ('GMCs'). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. government.

     Private Mortgage-Backed Securities--Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to CMOs issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See '--Types of Credit Enhancement.' These credit enhancements do not protect investors from changes in market value.

     Collateralized Mortgage Obligations and Multi-Class Mortgage Pass-Throughs--CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively being called 'Mortgage Assets'). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay debt services on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a 'tranche,' is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any principal-only or 'PO' class) on a monthly, quarterly or semiannual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

     Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

     Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates-- i.e., the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse interest-only ('IO') class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

     Types of Credit Enhancement--To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. A Fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include 'senior-subordinated securities' (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of 'spread accounts' or 'reserve funds' (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and 'over-collateralization' (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

     Special Characteristics of Mortgage-Backed Securities--The yield characteristics of mortgage-backed securities differ from those of traditiona1 debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of a Fund.

     Adjustable Rate Mortgage and Floating Rate Mortgage-Backed Securities--Adjustable Rate Mortgage ('ARM') mortgage-backed securities are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as 'ARMs'). Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining rates, ARMs generally do not increase in value as much as fixed rate securities. ARM mortgage-backed securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMs generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ('negative amortization'), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the oustanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

     ARMs also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to 'lock-in' at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARMs might decrease. The rate of prepayments with respect to ARMs has fluctuated in recent years.

     The rates of interest payable on certain ARMs, and therefore on certain ARM mortgage-backed securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index ('COFI'), that tend to lag behind changes in market interest rates. The values of ARM mortgage-backed securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM mortgage-backed securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

     Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM mortgage-backed securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

     LOAN PARTICIPATIONS AND ASSIGNMENTS. Global Income Fund may invest in secured or unsecured fixed or floating rate loans ('Loans') arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ('Lenders'). The Fund's investments in Loans may be in the form of participations ('Participations') in Loans or assignments ('Assignments') of all or a portion of Loans from third parties. Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. Global Income Fund will acquire Participations only if Mitchell Hutchins determines that the selling Lender is creditworthy.

     When Global Income Fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     Assignments and Participations are generally not registered under the 1933 Act and thus may be subject to the Fund's limitation on investment in illiquid securities. Because there may be no liquid market for such securities, the Fund anticipates that such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

     MONEY MARKET INVESTMENTS. Each Fund may invest in money market investments. Such investments include, among other things, (i) securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers, (vii) repurchase agreements and (viii) other investment companies that invest exclusively in money market instruments.


     WARRANTS. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.


     ILLIQUID SECURITIES. Global Equity Fund and Global Income Fund each may invest up to 10% of its net assets, and Asia Pacific Growth Fund and Emerging Markets Equity Fund each may invest up to 15% of its net assets, in illiquid securities. The term 'illiquid securities' for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities and includes, among other things, purchased OTC options, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins or a Sub-Adviser, as applicable, has determined are liquid pursuant to guidelines established by each Fund's board. The assets used as cover for OTC options written by the Funds will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Funds may repurchase any OTC options they write at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Under current SEC guidelines, IO and PO classes of mortgage-backed securities are considered illiquid. However, IO and PO classes of fixed-rate mortgage-backed securities issued by the U.S. government or one of its agencies or instrumentalities will not be considered illiquid if Mitchell Hutchins or a Sub-Adviser has determined that they are liquid pursuant to guidelines established by each Fund's board. To the extent a Fund invests in illiquid securities, it may not be able to readily liquidate such investments and may have to sell other investments if necessary to raise cash to meet its obligations.

     Restricted securities are not registered under the Securities Act of 1933 ('1933 Act') and may be sold only in privately negotiated or other exempted transactions or after a 1933 Act registration statement has become effective. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

     However, not all restricted securities are illiquid. To the extent that foreign securities are freely tradeable in the country in which they are principally traded, they are not considered illiquid, even if they are restricted in the United States. A large institutional market has developed for many U.S. and foreign securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Institutional markets for restricted securities also have developed as a result of Rule 144A, which establishes a 'safe harbor' from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

     Each board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins or a Sub-Adviser, as applicable, pursuant to guidelines approved by the board. Mitchell Hutchins or the Sub-Adviser takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Mitchell Hutchins or a Sub-Adviser monitors the liquidity of restricted securities in each Fund's portfolio and reports periodically on such decisions to the applicable board.


     REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Fund purchases securities from a bank or securities dealer (or its affiliate) and simultaneously commits to resell the securities to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by a Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to a Fund if the counterparty becomes insolvent.



     The Funds intend to enter into repurchase agreements only with counterparties in transactions believed by Mitchell Hutchins or a Sub-Adviser to present minimal credit risks in accordance with guidelines established by each board. Mitchell Hutchins reviews and monitors the creditworthiness of those institutions under each board's general supervision.


     REVERSE REPURCHASE AGREEMENTS. As indicated in the Prospectus, each Fund may enter into reverse repurchase agreements with banks and securities dealers. While a reverse repurchase agreement is outstanding, a Fund will maintain, in a segregated account with its custodian, cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

     Reverse repurchase agreements involve the risk that the buyer of the securities sold by a Fund might be unable to deliver them when that Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or trustee or receiver may receive an extension of time to determine whether to enforce that Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

     LENDING OF PORTFOLIO SECURITIES. Each Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with that Fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. Each Fund may reinvest any cash collateral in money market investments or other short-term liquid investments. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each Fund will retain authority to terminate any of its loans at any time. Each Fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund's interest.

     Pursuant to procedures adopted by the boards governing each Fund's securities lending program, PaineWebber has been retained to serve as lending agent for each Fund. The boards also have authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. Each board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent.

     SHORT SALES 'AGAINST THE BOX.' Each Fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales 'against the box'). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Fund, and that Fund is obligated to replace the securities borrowed at a date in the future. When a Fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Fund maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales 'against the box.'

     A Fund might make a short sale 'against the box' in order to hedge against market risks when Mitchell Hutchins or a Sub-Adviser believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for a security owned by the Fund. In such case, any loss in the Fund's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

     SEGREGATED ACCOUNTS. When a Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions. As described below under 'Hedging and Other Strategies Using Derivative Instruments,' segregated accounts may also be required in connection with certain transactions involving options, futures or forward currency contracts (and, for Asia Pacific Growth Fund and Global Income Fund, swaps).

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase securities on a 'when-issued' basis or may purchase or sell for delayed delivery. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a Fund's net asset value. When a Fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See 'Investment Policies and Restrictions--Segregated Accounts.' A Fund purchases when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins or a Sub-Adviser, as applicable, deems it advantageous to do so, which may result in a gain or loss to the Fund.

INVESTMENT LIMITATIONS OF THE FUNDS

     FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed for a Fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

     Each Fund will not:

     (1) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

     (2) issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

     (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

     (4) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

     (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     In addition, Asia Pacific Growth Fund, Emerging Markets Equity Fund and Global Equity Fund will not:

     (7) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

     The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

     NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the appropriate board without shareholder approval.

     Each Fund will not:

     (1) invest more than 10% of its net assets (15% of net assets for Asia Pacific Growth Fund and Emerging Markets Equity Fund) in illiquid securities;

     (2) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

     (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

     (4) engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

     (5) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger (and except that a Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act).

                    STRATEGIES USING DERIVATIVE INSTRUMENTS



     GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. Mitchell Hutchins and the Sub-Advisers may use a variety of financial instruments ('Derivative Instruments'), including certain options, futures contracts (sometimes referred to as 'futures'), options on futures contracts and forward currency contracts, to attempt to hedge each Fund's portfolio. Global Income Fund also may use these Derivative Instruments to attempt to enhance income or realize gains. Mitchell Hutchins also may use futures contracts to adjust Global Equity Fund's exposure to U.S. and foreign equity markets in connection with a reallocation of the Fund's assets. Asia Pacific Growth Fund and Global Income Fund may enter into interest rate swaps, and Asia Pacific Growth Fund may engage in currency swaps, as also described below. A Fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, each Fund's use of these instruments will place at risk a much smaller portion of its assets. In particular, each Fund may use the Derivative Instruments described below.


     OPTIONS ON EQUITY AND DEBT SECURITIES AND FOREIGN CURRENCIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

     OPTIONS ON SECURITIES INDICES--A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

     SECURITIES INDEX FUTURES CONTRACTS--A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

     INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS--Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

     OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

     FORWARD CURRENCY CONTRACTS--A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

     GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. Hedging strategies can be broadly categorized as 'short hedges' and 'long hedges.' A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge a Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, a Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, a Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

     Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, a Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, a Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transactions costs. Alternatively, a Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

     A Fund may purchase and write (sell) straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is less than or equal to the exercise price of the call. A Fund might enter into a long straddle when Mitchell Hutchins or a Sub-Adviser believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call. A Fund might enter into a short straddle when Mitchell Hutchins or a Sub-Adviser believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.

     Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

     The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ('CFTC'). In addition, a Fund's ability to use Derivative Instruments will be limited by tax considerations. See 'Taxes.'

     Income strategies that Global Income Fund may use include the writing of covered options to obtain the related option premiums. Gain strategies that Global Income Fund may use include the use of Derivative Instruments to increase or reduce the Fund's exposure to an asset class without buying or selling the underlying instruments.

     In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins and the Sub-Advisers may discover additional opportunities in connection with Derivative Instruments and with hedging, income and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. Mitchell Hutchins or a Sub-Adviser may utilize these opportunities for a Fund to the extent that they are consistent with the Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Funds' Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

     (1) Successful use of most Derivative Instruments depends upon the ability of Mitchell Hutchins or a Sub-Adviser to predict movements of the overall securities, interest rate or currency exchange markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins and the Sub-Advisers are experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because Mitchell Hutchins or a Sub-Adviser projected a decline in the price of a security in that Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, that Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

     (4) As described below, a Fund might be required to maintain assets as 'cover,' maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the Fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a Fund.

     COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the Funds to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ('covered') position in securities, currencies or other options or futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of a Fund's assets to cover positions or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     OPTIONS. The Funds may purchase put and call options, and write (sell) covered put or call options, in the case of Asia Pacific Growth Fund, Emerging Markets Equity Fund and Global Equity Fund, on equity and debt securities, stock and bond indices and foreign currencies, or in the case of Global Income Fund, on debt securities, bond indices and foreign currencies. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. In addition, Global Income Fund may purchase options to realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected Fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under 'Investment Policies and Restrictions-- Illiquid Securities.'

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.


     The Funds may purchase and write both exchange-traded and OTC options. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.


     Generally, the OTC debt options or foreign currency options used by the Funds are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option. There are also other types of options exercisable on certain specified dates before expiration.

     The Funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Funds will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Funds, there is no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     A Fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

     LIMITATIONS ON THE USE OF OPTIONS. The use of options is governed by the following guidelines, which can be changed by each respective Fund's board without shareholder vote:

          (1) Each Fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of its total assets.

          (2) The aggregate value of securities underlying put options written by each Fund, determined as of the date the put options are written will not exceed 50% of its net assets.

          (3) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock and bond indices and options on futures contracts) purchased by each Fund that are held at any time will not exceed 20% of its net assets.

     FUTURES. The Funds may purchase and sell securities index futures contracts, interest rate futures contracts, bond index future contracts and foreign currency futures contracts. A Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices. In addition, Global Income Fund may purchase or sell futures contracts or purchase options thereon to realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities.

     Futures strategies also can be used to manage the average duration of Global Income Fund's portfolio. If Mitchell Hutchins wishes to shorten the average duration of this Fund's portfolio, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins wishes to lengthen the average duration of the Fund's portfolio, the Fund may buy a futures contract or a call option thereon, or sell a put option thereon.

     A Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when it is more advantageous to a Fund than is purchasing the futures contract.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, 'initial margin' consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent 'variation margin' payments are made to and from the futures broker daily as the value of the futures position varies, a process known as 'marking to market.' Variation margin does not involve borrowing, but rather represents a daily settlement of each Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, 'program trading' and other investment strategies might result in temporary price distortions.

     LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The use of futures and related options is governed by the following guidelines, which can be changed by a Fund's board without shareholder vote:

          (1) To the extent a Fund enters into futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are 'in-the-money') may not exceed 5% of its net assets.

          (2) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by each Fund that are held at any time will not exceed 20% of its net assets.

          (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by each Fund will not exceed 5% of its total assets.

     FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. Each Fund may use options and futures on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     A Fund might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are considered expensive. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the value of which Mitchell Hutchins or a Sub-Adviser believes will have a positive correlation to the value of the currency being hedged. For example, if a Fund owned securities denominated in a foreign currency and Mitchell Hutchins or the Sub-Adviser believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as 'cross hedging.' The risk that movements in the price of the Derivative Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

     Settlement of Derivative Instruments involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Funds might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     FORWARD CURRENCY CONTRACTS. Each Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency. Global Income Fund may use forward currency contracts to realize gains from favorable changes in exchange rates.

     A Fund may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which Mitchell Hutchins or a Sub-Adviser believes will have a positive correlation to the values of the currency being hedged. In addition, a Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Fund owned securities denominated in a foreign currency and Mitchell Hutchins or a Sub-Adviser believes that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. The purpose of entering into these contracts is to minimize the risk to the Fund from adverse changes in the relationship between the U.S. and foreign currencies. Transactions that use two foreign currencies are sometimes referred to as 'cross hedging.' Use of a different foreign currency magnifies the risk that movements in the price of a hedging instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

     The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

     As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. Each Fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund segregates with its custodian cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

     SWAP TRANSACTIONS. Asia Pacific Growth Fund and Global Income Fund each may enter into interest rate swap transactions. Asia Pacific Growth Fund also may enter into currency swap transactions. Swap transactions include swaps, caps, floors and collars. Interest rate swaps involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the 'notional principal amount') for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the contra party when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period. Currency swaps, caps, floors and collars are similar to interest rate swaps, caps, floors and collars but they are based on currency exchange rates rather than interest rates.

     Asia Pacific Growth Fund and Global Income Fund each may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. Each of these Funds intends to use these transactions as a hedge and not as a speculative investment. Interest rate swap transactions are subject to risks comparable to those described above with respect to other hedging strategies.

     Asia Pacific Growth Fund and Global Income Fund each may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate swap transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, Mitchell Hutchins and Schroder Capital believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to either Fund's borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and appropriate Fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account as described above in 'Investment Policies and Restrictions--Segregated Accounts.' Each Fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps, floors and collars that are written by the Fund.

     Asia Pacific Growth Fund and Global Income Fund each will enter into swap transactions only with banks and recognized securities dealers believed by Mitchell Hutchins or, in the case of Asia Pacific Growth Fund, Schroder Capital to present minimal credit risk in accordance with guidelines established by the Fund's board. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

             TRUSTEES AND OFFICERS; PRINCIPAL HOLDERS OF SECURITIES

     The trustees and executive officers of each Trust, their ages, business addresses and principal occupations during the past five years are:


                                                                               BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE          POSITION WITH EACH TRUST                 OTHER DIRECTORSHIPS
------------------------------------  ---------------------------  ---------------------------------------------
Margo N. Alexander**; 51                 Trustee and President     Mrs. Alexander is president, chief executive
                                                                     officer and a director of Mitchell Hutch-
                                                                     ins (since January 1995), and also an ex-
                                                                     ecutive vice president and a director of
                                                                     PaineWebber (since March 1984). Mrs.
                                                                     Alexander is president and a director or
                                                                     trustee of 32 investment companies for
                                                                     which Mitchell Hutchins or PaineWebber
                                                                     serves as investment adviser.
Richard Q. Armstrong; 63                        Trustee            Mr. Armstrong is chairman and principal of
78 West Brother Drive                                                RQA Enterprises (management consulting
Greenwich, CT 06830                                                  firm) (since April 1991 and principal
                                                                     occupation since March 1995). Mr. Arm-
                                                                     strong is also a director of Hi Lo Auto-
                                                                     motive, Inc. He was chairman of the board,
                                                                     chief executive officer and co-owner of
                                                                     Adirondack Beverages (producer and
                                                                     distributor of soft drinks and spar-
                                                                     kling/still waters) (October 1993-March
                                                                     1995). Mr. Armstrong was a partner of The
                                                                     New England Consulting Group (management
                                                                     consulting firm) (December 1992-September
                                                                     1993). He was managing director of LVMH
                                                                     U.S. Corporation (U.S. subsidiary of the
                                                                     French luxury goods conglomerate, Louis
                                                                     Vuitton Moet Hennessey Corporation)
                                                                     (1987-1991) and chairman of its wine and
                                                                     spirits subsidiary, Schieffelin &
                                                                     Somerset Company (1987-1991). Mr.
                                                                     Armstrong is a director or trustee of 31
                                                                     investment companies for which Mitchell
                                                                     Hutchins or PaineWebber serves
                                                                     as investment adviser.

                                                                               BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE          POSITION WITH EACH TRUST                 OTHER DIRECTORSHIPS
------------------------------------  ---------------------------  ---------------------------------------------
E. Garrett Bewkes, Jr.**; 71          Trustee and Chairman of the  Mr. Bewkes is a director of Paine Webber
                                           Board of Trustees         Group Inc. ('PW Group') (holding company of
                                                                     PaineWebber and Mitchell Hutchins). Prior
                                                                     to December 1995, he was a consultant to PW
                                                                     Group. Prior to 1988, he was chairman of
                                                                     the board, president and chief executive
                                                                     officer of American Bakeries Company. Mr.
                                                                     Bewkes is also a director of Interstate
                                                                     Bakeries Corporation and NaPro BioTherapeu-
                                                                     tics, Inc. Mr. Bewkes is a director or
                                                                     trustee of 32 investment companies for
                                                                     which Mitchell Hutchins or PaineWebber
                                                                     serves as investment adviser.

Richard R. Burt; 51                             Trustee            Mr. Burt is chairman of IEP Advisors, Inc.
1275 Pennsylvania Ave., N.W.                                         (international investments and consulting
Washington, D.C. 20004                                               firm) (since March 1994) and a
                                                                     partner of McKinsey & Company (management
                                                                     consulting firm) (since 1991). He is also a
                                                                     director of American Publishing Company and
                                                                     Archer-Daniels-Midland Co. (agricultural
                                                                     commodities), Hollinger International Co.
                                                                     (publishing), Homestake Mining Corp.,
                                                                     Powerhouse Technologies Inc. and Wierton
                                                                     Steel Corp. He was the chief negotiator in
                                                                     the Strategic Arms Reduction Talks with the
                                                                     former Soviet Union (1989-1991) and the
                                                                     U.S. Ambassador to the Federal Republic of
                                                                     Germany (1985-1989). Mr. Burt is a director
                                                                     or trustee of 31 investment companies for
                                                                     which Mitchell Hutchins or PaineWebber
                                                                     serves as investment adviser.

Mary C. Farrell**; 48                           Trustee            Ms. Farrell is a managing director, senior
                                                                     investment strategist and member of
                                                                     the Investment Policy Committee
                                                                     of PaineWebber. Ms. Farrell joined
                                                                     PaineWebber in 1982. She is a member of the
                                                                     Financial Women's Association and Women's
                                                                     Economic Roundtable and appears as a
                                                                     regular panelist on Wall $treet Week with
                                                                     Louis Rukeyser. She also serves on the
                                                                     Board of Overseers of New York University's
                                                                     Stern School of Business. Ms. Farrell is a
                                                                     director or trustee of 31 investment
                                                                     companies for which Mitchell Hutchins or
                                                                     PaineWebber serves as investment adviser.

                                                                               BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE          POSITION WITH EACH TRUST                 OTHER DIRECTORSHIPS
------------------------------------  ---------------------------  ---------------------------------------------
Meyer Feldberg; 56                              Trustee            Mr. Feldberg is Dean and Professor of
Columbia University                                                  Management of the Graduate School of
101 Uris Hall                                                        Business, Columbia University. Prior to
New York, New York 10027                                             1989, he was president of the Illinois
                                                                     Institute of Technology. Dean Feldberg is
                                                                     also a director of Primedia, Inc.,
                                                                     Federated Department Stores, Inc. and
                                                                     Revlon, Inc. Dean Feldberg is a director
                                                                     or trustee of 33 investment companies for
                                                                     which Mitchell Hutchins, PaineWebber
                                                                     or their affiliates serves as investment
                                                                     adviser.

George W. Gowen; 68                             Trustee            Mr. Gowen is a partner in the law firm of
666 Third Avenue                                                     Dunnington, Bartholow & Miller. Prior to
New York, New York 10017                                             May 1994, he was a partner in the law firm
                                                                     of Fryer, Ross & Gowen. Mr. Gowen is a
                                                                     director or trustee of 31 investment
                                                                     companies for which Mitchell Hutchins or
                                                                     Paine Webber serves as investment adviser.

Frederic V. Malek; 61                           Trustee            Mr. Malek is chairman of Thayer Capital
1455 Pennsylvania Avenue, N.W.                                       Partners (merchant bank). From January 1992
Suite 350                                                            to November 1992, he was campaign manager
Washington, D.C. 20004                                               of Bush-Quayle '92. From 1990 to 1992, he
                                                                     was vice chairman and, from 1989 to 1990,
                                                                     he was president of Northwest Airlines
                                                                     Inc., NWA Inc. (holding company of North-
                                                                     west Airlines Inc.) and Wings Holdings Inc.
                                                                     (holding company of NWA Inc.). Prior to
                                                                     1989, he was employed by the Marriott
                                                                     Corporation (hotels, restaurants, airline
                                                                     catering and contract feeding), where he
                                                                     most recently was an executive vice president
                                                                     and president of Marriott Hotels and Resorts.
                                                                     Mr. Malek is also a director of American Management
                                                                     Systems, Inc. (management consulting and
                                                                     computer related services), Automatic Data
                                                                     Processing, Inc., CB Commercial Group, Inc.
                                                                     (real estate services), Choice Hotels
                                                                     International (hotel and hotel franchising),
                                                                     FPL Group, Inc. (electric services), Integra,
                                                                     Inc. (bio-medical), Manor Care, Inc. (health
                                                                     care), National Education Corporation and
                                                                     Northwest Airlines Inc. Mr. Malek is a director
                                                                     or trustee of 31 investment companies for which
                                                                     Mitchell Hutchins or PaineWebber serves as
                                                                     investment adviser.

                                                                               BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE          POSITION WITH EACH TRUST                 OTHER DIRECTORSHIPS
------------------------------------  ---------------------------  ---------------------------------------------
Carl W. Schafer; 62                             Trustee            Mr. Schafer is president of the Atlantic
66 Witherspoon St. #1100                                             Foundation (charitable foundation sup-
Princeton, NJ 08542                                                  porting mainly oceanographic exploration
                                                                     and research). He is a director of Base Ten
                                                                     Systems, Inc., Roadway Express, Inc.
                                                                     (trucking), The Guardian Group of Mutual
                                                                     Funds, the Harding, Loevner Funds, Evans
                                                                     Systems, Inc. (motor fuels, convenience
                                                                     store and diversified company), Electronic
                                                                     Clearing House, Inc., (financial
                                                                     transactions processing), Frontier Oil
                                                                     Corporation and Nutraceutix, Inc.
                                                                     (biotechnology company). Prior to January
                                                                     1993, he was chairman of the Investment
                                                                     Advisory Committee of the Howard Hughes
                                                                     Medical Institute. Mr. Schafer is a
                                                                     director or trustee of 31 investment
                                                                     companies for which Mitchell Hutchins or
                                                                     PaineWebber serves as an investment
                                                                     adviser.

T. Kirkham Barneby; 52                      Vice President         Mr. Barneby is a managing director and chief
                                        (Investment Trust only)      investment officer--quantitative investment
                                                                     of Mitchell Hutchins. Prior to September
                                                                     1994, he was a senior vice president at
                                                                     Vantage Global Management. Prior to June
                                                                     1993, he was a senior vice president at
                                                                     Mitchell Hutchins. Mr. Barneby is a vice
                                                                     president of six investment companies for
                                                                     which Mitchell Hutchins or PaineWebber
                                                                     serves as investment adviser.

Julieanna Berry; 35                         Vice President         Ms. Berry is a first vice president and a
                                         (Managed Trust only)        portfolio manager of Mitchell Hutchins. Ms.
                                                                     Berry is a vice president of two in-
                                                                     vestment companies for which Mitchell
                                                                     Hutchins or PaineWebber serves as
                                                                     investment adviser.

Karen L. Finkel; 40                         Vice President         Mrs. Finkel is a senior vice president and a
                                         (Managed Trust only)        portfolio manager of Mitchell Hutchins.
                                                                     Mrs. Finkel is a vice president of two in-
                                                                     vestment companies for which Mitchell
                                                                     Hutchins serves as investment adviser.

                                                                               BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE          POSITION WITH EACH TRUST                 OTHER DIRECTORSHIPS
------------------------------------  ---------------------------  ---------------------------------------------
James F. Keegan; 38                         Vice President         Mr. Keegan is a senior vice president and a
                                         (Managed Trust only)        portfolio manager of Mitchell Hutchins.
                                                                     Prior to March 1996, he was director of
                                                                     fixed income strategy and research of
                                                                     Merrion Group, L.P. From 1987 to 1994, he
                                                                     was a vice president of global investment
                                                                     management of Bankers Trust. Mr. Keegan is
                                                                     a vice president of three investment
                                                                     companies for which Mitchell Hutchins or
                                                                     PaineWebber serves as investment adviser.

John J. Lee; 30                           Vice President and       Mr. Lee is a vice president and a manager of
                                          Assistant Treasurer        the mutual fund finance department of
                                                                     Mitchell Hutchins. Prior to September 1997,
                                                                     he was an audit manager in the financial
                                                                     services practice of Ernst & Young LLP. Mr.
                                                                     Lee is a vice president and assistant
                                                                     treasurer for 32 investment companies for
                                                                     which Mitchell Hutchins or PaineWebber
                                                                     serves as an investment adviser.

Thomas J. Libassi; 39                       Vice President         Mr. Libassi is a senior vice president and
                                         (Managed Trust only)        portfolio manager of Mitchell Hutchins.
                                                                     Prior to May 1994, he was a vice president
                                                                     of Keystone Custodian Funds Inc. with
                                                                     portfolio management responsibility. Mr.
                                                                     Libassi is a vice president of six
                                                                     investment companies for which Mitchell
                                                                     Hutchins or PaineWebber serves as
                                                                     investment adviser.

Dennis McCauley; 51                     Vice President (Managed    Mr. McCauley is a managing director
                                      Trust and Investment Series    and chief investment officer--fixed income
                                                 only)               of Mitchell Hutchins. Prior to December
                                                                     1994, he was director of fixed
                                                                     income investments of IBM Corporation. Mr.
                                                                     McCauley is a vice president of 22
                                                                     investment companies for which Mitchell
                                                                     Hutchins or PaineWebber serves as
                                                                     investment adviser.

Ann E. Moran; 41                          Vice President and       Ms. Moran is a vice president and a manager
                                          Assistant Treasurer        of the mutual fund finance department of
                                                                     Mitchell Hutchins. Ms. Moran is also a vice
                                                                     president and assistant treasurer of 32
                                                                     investment companies for which Mitchell
                                                                     Hutchins or PaineWebber serves as
                                                                     investment adviser.

                                                                               BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE          POSITION WITH EACH TRUST                 OTHER DIRECTORSHIPS
------------------------------------  ---------------------------  ---------------------------------------------
Dianne E. O'Donnell; 46                   Vice President and       Ms. O'Donnell is a senior vice president and
                                               Secretary             deputy general counsel of Mitchell
                                                                     Hutchins. Ms. O'Donnell is a vice presi-
                                                                     dent and secretary of 31 investment
                                                                     companies and a vice president and
                                                                     assistant secretary of one investment
                                                                     company for which Mitchell Hutchins
                                                                     or PaineWebber serves as investment
                                                                     adviser.

Emil Polito; 37                             Vice President         Mr. Polito is a senior vice president and di-
                                                                     rector of operations and control for
                                                                     Mitchell Hutchins. From March 1991
                                                                     to September 1993, he was director of the
                                                                     mutual funds sales support and service
                                                                     center for Mitchell Hutchins and
                                                                     PaineWebber. Mr. Polito is a vice presi-
                                                                     dent of 32 investment companies for which
                                                                     Mitchell Hutchins or PaineWebber serves as
                                                                     investment adviser.

Victoria E. Schonfeld; 47                   Vice President         Ms. Schonfeld is a managing director and
                                                                     general counsel of Mitchell Hutchins. Prior
                                                                     to May 1994, she was a partner in the law
                                                                     firm of Arnold & Porter. Ms. Schonfeld is a
                                                                     vice president of 31 investment companies
                                                                     and a vice president and secretary of one
                                                                     investment company for which Mitchell
                                                                     Hutchins or PaineWebber serves as investment
                                                                     adviser.

Paul H. Schubert; 35                      Vice President and       Mr. Schubert is a first vice president and
                                               Treasurer             director of the mutual fund finance de-
                                                                     partment of Mitchell Hutchins. From August
                                                                     1992 to August 1994, he was a vice
                                                                     president at BlackRock Financial Management
                                                                     L.P. Mr. Schubert is a vice president and
                                                                     treasurer of 32 investment companies for
                                                                     which Mitchell Hutchins or PaineWebber
                                                                     serves as investment adviser.

Nirmal Singh; 42                            Vice President         Mr. Singh is a senior vice president and a
                                         (Managed Trust only)        portfolio manager of Mitchell Hutchins.
                                                                     Prior to 1993, he was a member of the
                                                                     portfolio management team at Merrill Lynch
                                                                     Asset Management, Inc. Mr. Singh is a vice
                                                                     president of four investment companies for
                                                                     which Mitchell Hutchins or PaineWebber
                                                                     serves as investment adviser.

                                                                               BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE          POSITION WITH EACH TRUST                 OTHER DIRECTORSHIPS
------------------------------------  ---------------------------  ---------------------------------------------
Barney A. Taglialatela; 37                Vice President and       Mr. Taglialatela is a vice president and a
                                          Assistant Treasurer        manager of the mutual fund finance de-
                                                                     partment of Mitchell Hutchins. Prior to
                                                                     February 1995, he was a manager of the
                                                                     mutual fund finance division of Kidder
                                                                     Peabody Asset Management, Inc. Mr.
                                                                     Taglialatela is a vice president and assis-
                                                                     tant treasurer of 32 investment com-
                                                                     panies for which Mitchell Hutchins
                                                                     or PaineWebber serves as investment
                                                                     adviser.

Mark A. Tincher; 42                         Vice President         Mr. Tincher is a managing director and chief
                                          (Investment Trust,         investment officer--equities of Mitchell
                                        Investment Trust II and      Hutchins. Prior to March 1995, he was a
                                          Managed Trust only)        vice president and directed the U.S. funds
                                                                     management and equity research areas of
                                                                     Chase Manhattan Private Bank. Mr. Tincher
                                                                     is a vice president of 14 investment
                                                                     companies for which Mitchell Hutchins or
                                                                     PaineWebber serves as investment adviser.

Craig M. Varrelman; 39                      Vice President         Mr. Varrelman is a senior vice president and
                                         (Managed Trust only)        a portfolio manager of Mitchell Hutchins.
                                                                     Mr. Varrelman is a vice president of four
                                                                     investment companies for which Mitchell
                                                                     Hutchins or PaineWebber serves as
                                                                     investment adviser.

Stuart Waugh; 42                      Vice President (Investment   Mr. Waugh is a managing director and a
                                             Series only)            portfolio manager of Mitchell Hutchins
                                                                     responsible for global fixed income invest-
                                                                     ments and currency trading. Mr. Waugh is
                                                                     a vice president of five investment compa-
                                                                     nies for which Mitchell Hutchins or
                                                                     PaineWebber serves as investment
                                                                     adviser.

Keith A. Weller; 36                       Vice President and       Mr. Weller is a first vice president and as-
                                          Assistant Secretary        sociate general counsel of Mitchell
                                                                     Hutchins. Prior to May 1995, he was an
                                                                     attorney in private practice. Mr. Weller is
                                                                     a vice president and assistant secretary of
                                                                     31 investment companies for which Mitchell
                                                                     Hutchins or PaineWebber serves as
                                                                     investment adviser.


------------------

 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.


** Mrs. Alexander, Mr. Bewkes and Ms. Farrell are 'interested persons' of each
   Fund as defined in the 1940 Act by virtue of their positions with Mitchell Hutchins, PaineWebber, and/or PW Group.

     Board members are compensated as follows:


          o MANAGED TRUST has eight series and pays each trustee who is not an 'interested person' of the Trust $1,000 annually for each series. Therefore, Managed Trust pays each such trustee $8,000 annually, plus any additional amounts due for board or committee meetings.


          o INVESTMENT TRUST II and INVESTMENT SERIES each pays board members who are not 'interested persons' of the Trust $1,000 annually for its sole series, plus any additional amounts due for board or committee meetings.

          o INVESTMENT TRUST has two series and pays each board member who is not an 'interested person' of the Trust $1,000 annually for Global Equity Fund and an additional $1,500 annually for its second series. Therefore, Investment Trust pays each such board member $2,500 annually, plus any additional amounts due for board or committee meetings.

     Each Trust pays an additional $150 for each board meeting and each separate meeting of a board committee with respect to each series. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation, aggregating $15,000 annually, from the relevant funds. All board members are reimbursed for any expenses incurred in attending meetings. Board members and officers own in the aggregate less than 1% of the outstanding shares of each Fund. Because PaineWebber, Mitchell Hutchins and, as applicable, a Sub-Adviser perform substantially all the services necessary for the operation of the Trusts and each Fund, the Trusts require no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trusts for acting as a board member or officer.

     The table below includes certain information relating to the compensation of the current board members who held office with the Trusts or with other PaineWebber funds during the Funds' fiscal years ended October 31, 1997.

                              COMPENSATION TABLE+

                                                                                                       TOTAL
                                                     AGGREGATE       AGGREGATE       AGGREGATE      COMPENSATION
                                     AGGREGATE      COMPENSATION    COMPENSATION    COMPENSATION      FROM THE
                                    COMPENSATION        FROM            FROM            FROM         TRUSTS AND
                                    FROM MANAGED     INVESTMENT      INVESTMENT      INVESTMENT       THE FUND
    NAME OF PERSON, POSITION          TRUST *         SERIES*          TRUST*        TRUST II*       COMPLEX**
---------------------------------   ------------    ------------    ------------    ------------    ------------
Richard Q. Armstrong,
  Trustee........................      $7,300          $1,900          $3,075          $1,350         $ 94,885
Richard R. Burt,
  Trustee........................      $7,300          $1,750          $3,075          $1,350         $ 87,085
Meyer Feldberg,
  Trustee........................      $7,300          $3,053          $4,965          $2,305         $117,853
George W. Gowen,
  Trustee........................      $7,700          $1,900          $3,075          $1,350         $101,567
Frederic V. Malek,
  Trustee........................      $7,300          $1,900          $3,075          $1,350         $ 95,845
Carl W. Schafer,
  Trustee........................      $7,300          $1,900          $3,075          $1,350         $ 94,885

------------------
  + Only independent board members are compensated by the Trusts and identified above; board members who are 'interested persons,' as defined by the 1940 Act, do not receive compensation.
 * Represents fees paid to each Trustee from the Trust indicated for the fiscal year ended October 31, 1997.
** Represents total compensation paid to each board member during the calendar ended December 31, 1997; no fund within the fund complex has a bonus, pension, profit sharing or retirement plan.

                        PRINCIPAL HOLDERS OF SECURITIES

     The following shareholder is shown in the Global Equity Fund records as owning more than 5% of its shares:


                                                                                         NUMBER AND PERCENTAGE
                                                                                         OF SHARES BENEFICIALLY
NAME AND ADDRESS*                                                                     OWNED AS OF           , 1998
-----------------------------------------------------------------------------------   ----------------------------
Northern Trust Company as Trustee                                                            [1,783,111.002
FBO PaineWebber 401 K Plan                                                                             6.16%]


------------------
* The shareholder listed may be contacted c/o Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, NY 10019.

               INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

     INVESTMENT ADVISORY ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator to each Fund pursuant to separate contracts (each an 'Advisory Contract') with each Trust. Under the Advisory Contracts, each Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rates indicated below.

     Under the terms of the Advisory Contracts, each Fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. Expenses borne by each Fund include the following: (1) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to board members and officers who are not interested persons (as defined in the 1940 Act) of the applicable Trust or Mitchell Hutchins; (6) all expenses incurred in connection with the board members' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the applicable Trust or Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent board members; (11) charges of custodians, transfer agents and other agents;
(12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to board members and officers; and (18) costs of mailing, stationery and communications equipment.

     Under each Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Advisory Contract terminates automatically upon assignment and is terminable at any time without penalty by the Fund's board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to Mitchell Hutchins, or by Mitchell Hutchins on 60 days' written notice to the Fund.

     ASIA PACIFIC GROWTH FUND. Mitchell Hutchins acts as the investment adviser and administrator of Asia Pacific Growth Fund pursuant to an Investment Advisory and Administration Contract with Managed Trust, dated April 21, 1988, made applicable to the Fund by means of an Investment Advisory and Administration Fee Agreement dated December 18, 1996 (together an 'Advisory Contract'). Under the Advisory Contract, the Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 1.20% of the Fund's average daily net assets up to and including $100 million and at an annual rate of 1.10% of its average daily net assets in excess of $100 million. During the period March 25, 1997 (commencement of operations) through October 31, 1997, the Fund paid (or accrued) to Mitchell Hutchins advisory and administrative fees of $533,412.

     The Advisory Contract authorizes Mitchell Hutchins to retain one or more sub-advisers, but does not require Mitchell Hutchins to do so. Mitchell Hutchins has entered into a separate contract with Schroder Capital, dated December 18, 1996 ('Sub-Advisory Contract'), pursuant to which Schroder Capital determines what securities will be purchased, sold or held by Asia Pacific Growth Fund. Under the Sub-Advisory Contract, Mitchell Hutchins (not the Fund) pays Schroder Capital a fee, computed daily and paid monthly, at an annual rate of 0.65% of the Fund's average daily net assets up to and including $100 million and at an annual rate of 0.55% of the Fund's average daily net assets in excess of $100 million. Schroder Capital bears all expenses incurred by it in connection with its services under the Sub-Advisory Contract. During the period March 25, 1997 (commencement of operations) through October 31, 1997, Mitchell Hutchins (not the Fund) paid (or accrued) to Schroder Capital $284,106 in sub-advisory fees.

     Under the Sub-Advisory Contract, Schroder Capital will not be liable for any error of judgment or mistake of law or for any loss suffered by Managed Trust, Asia Pacific Growth Fund, its shareholders or Mitchell Hutchins in connection with the Sub-Advisory Contract, except any liability to Managed Trust, the Fund, its shareholders or Mitchell Hutchins to which Schroder Capital would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Contract.

     The Sub-Advisory Contract terminates automatically upon its assignment or the termination of the Advisory Contract and is terminable at any time without penalty by Managed Trust's board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' notice to Schroder Capital, or by Schroder Capital on 120 days' written notice to Mitchell Hutchins. The Sub-Advisory Contract may also be terminated by Mitchell Hutchins (1) upon material breach by Schroder Capital of its representations and warranties, which breach shall not have been cured within a 20-day period after notice of such breach; (2) if the Sub-Adviser becomes unable to discharge its duties and obligations under the Sub-Advisory Contract or (3) on 120 days' notice to Schroder Capital.

     Prior to August 1, 1997, PaineWebber provided certain services to Asia Pacific Growth Fund not otherwise provided by its transfer agent. Pursuant to an agreement between PaineWebber and the Fund relating to those services, for the period from March 25, 1997 (commencement of operations) through July 31, 1997, Asia Pacific Growth Fund paid (or accrued) to PaineWebber $9,958.

     EMERGING MARKETS EQUITY FUND. Mitchell Hutchins acts as the investment adviser and administrator of Emerging Markets Equity Fund pursuant to an Advisory Contract with Investment Trust II dated February 25, 1997. Under the Advisory Contract, the Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 1.20% of the Fund's average daily net assets. During the fiscal year ended October 31, 1997, the four months ended October 31, 1996, and the fiscal years ended June 30, 1996 and June 30, 1995, the Fund paid (or accrued) to Mitchell Hutchins, under either the current or a prior contract, and/or to Kidder Peabody Asset Management, Inc. ('KPAM') (the Fund's investment adviser prior to February 13, 1995) advisory and administrative fees of $438,676, $220,071, $867,093 and $1,261,493, respectively.

     During the fiscal year ended October 31, 1997, the four months ended October 31, 1996 and the fiscal years ended June 30, 1996 and June 30, 1995, Mitchell Hutchins waived part of its management fees and reimbursed Emerging Markets Equity Fund in the amounts of $180,568, $142,160, $538,618 and $81,217, respectively; during these periods, certain expense limitations were applicable which are no longer in effect. As of the date of this Statement of Additional Information, Mitchell Hutchins was voluntarily waiving part of its management fees and/or making reimbursements to Emerging Markets Equity Fund so that the Fund's 'Total Operating Expenses' were as listed in the Expense Table in the Prospectus. Mitchell Hutchins may discontinue these voluntary waivers and/or reimbursements at any time.

     The Advisory Contract authorizes Mitchell Hutchins to retain one or more sub-advisers, but does not require Mitchell Hutchins to do so. Mitchell Hutchins has entered into a separate contract with Schroder Capital, dated February 25, 1997 ('Sub-Advisory Contract'), pursuant to which Schroder Capital determines what securities will be purchased, sold or held by Emerging Markets Equity Fund. Under the Sub-Advisory Contract, Mitchell Hutchins (not the Fund) pays Schroder Capital a fee, computed daily and paid monthly, at an annual rate of 0.70% of the Fund's average daily net assets. Schroder Capital bears all expenses incurred by it in connection with its services under the Sub-Advisory Contract. During the fiscal year ended October 31, 1997, Mitchell Hutchins (not the Fund) paid (or accrued) to Schroder Capital $161,715 in sub-advisory fees. Under sub-advisory contracts with the Fund's former sub-adviser, Emerging Markets Management, from November 1, 1996 through February 24, 1997, for the four months ended October 31, 1996 and the fiscal years ended June 30, 1996, and June 30, 1995, Mitchell Hutchins and/or KPAM paid (or accrued) fees of $86,731, $152,148, $599,472 and $872,143, respectively, to Emerging Markets Management.

     Under the Sub-Advisory Contract, Schroder Capital will not be liable for any error of judgment or mistake of law or for any loss suffered by Investment Trust II, Emerging Markets Equity Fund, its shareholders or Mitchell Hutchins in connection with the Sub-Advisory Contract, except any liability to Investment Trust II, the Fund, its shareholders or Mitchell Hutchins to which Schroder Capital would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Contract.

     The Sub-Advisory Contract terminates automatically upon the assignment or the termination of the Advisory Contract and is terminable at any time without penalty by Investment Trust II's board or by vote of the holders of a majority of the Fund's outstanding securities on 60 days' notice to Schroder Capital, or by Schroder Capital on 60 days' written notice to Mitchell Hutchins. The Sub-Advisory Contract may also be terminated by Mitchell Hutchins (1) upon material breach by Schroder Capital of its representations and warranties, which breach shall not have been cured within a 20-day period after notice of such breach; (2) if the Sub-Adviser becomes unable to discharge its duties and obligations under the Sub-Advisory Contract or (3) on 120 days' notice to Schroder Capital.

     GLOBAL EQUITY FUND. Mitchell Hutchins acts as the investment adviser and administrator of Global Equity Fund pursuant to an Advisory Contract with
Investment Trust dated September   , 1998. Under the Advisory Contract, the Fund
pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 0.85% of the Fund's average daily net assets up to and including $500 million, 0.83% of amounts over $500 million and up to and including $1 billion, and 0.805% of amounts over $1 billion. Under a substantially similar contract, during the fiscal year ended October 31, 1997, the two months ended October 31, 1996, and for the fiscal years ended August 31, 1996, and August 31, 1995, the Fund paid (or accrued) to Mitchell Hutchins and/or KPAM (the Fund's investment adviser prior to February 13, 1995) advisory and administrative fees of $4,689,662, $794,518, $4,990,588 and $2,109,091, respectively.



     The Advisory Contract authorizes Mitchell Hutchins to retain one or more sub-advisers but does not require Mitchell Hutchins to do so. Mitchell Hutchins
has entered into a separate contract with Invista dated September   , 1998
('Invista Contract'), pursuant to which Invista serves as investment sub-adviser for the foreign investments of Global Equity Fund. (Mitchell Hutchins allocates the Fund's investments between U.S. and foreign investments and is responsible for the day-to-day management of the Fund's U.S. investments.) Under the Invista Contract, Mitchell Hutchins (not the Fund) is obligated to pay Invista at the annual rate of 0.40% of the Fund's average daily net assets allocated to its management up to and including $100 million. This fee drops to 0.29% of the Fund's average daily net assets allocated to Invista's management in excess of $100 million up to and including $300 million and to 0.26% of such assets in
excess of $300 million. Prior to September   , 1998, GE Investment Management
Incorporated ('GEIM') served as investment sub-adviser for all the Fund's assets pursuant to sub-advisory contracts with Mitchell Hutchins or Kidder, Peabody Asset Management Inc ('KPAM'). Under those sub-advisory contracts, Mitchell Hutchins or KPAM paid or accrued sub-advisory fees to GEIM for the fiscal year ended October 31, 1997, the two months ended October 31, 1996, and the fiscal years ended August 31, 1996, and August 31, 1995, of $1,695,840, $287,688,
$1,808,760 and $1,523,282, respectively.



     Under the Invista Contract, Invista will not be liable for any error of judgment or mistake of law or for any loss suffered by Investment Trust, Global Equity Fund, its shareholders or Mitchell Hutchins in connection with the Sub-Advisory Contract, except any liability to Investment Trust, the Fund, its shareholders or Mitchell Hutchins to which Invista would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Contract.



     The Invista Contract terminates automatically upon its assignment or the termination of the Advisory Contract and is terminable at any time without penalty by Investment Trust's board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' notice to Invista and Mitchell Hutchins, or by Invista or Mitchell Hutchins on 120 days' written notice to Investment Trust.


     GLOBAL INCOME FUND. Mitchell Hutchins acts as the investment adviser and administrator of Global Income Fund pursuant to an Advisory Contract with Investment Series dated April 21, 1988. Under the Advisory Contract, the Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 0.75% of the value of its average daily net assets up to and including $500 million, 0.725% of amounts in excess of $500 million and up to $1 billion, 0.70% of amounts in excess of $1 billion and up to $1.5 billion, 0.675% of amounts in excess of $1.5 billion and up to $2.0 billion, and 0.65% of amounts over $2 billion. For the fiscal years ended October 31, 1997, October 31, 1996 and October 31, 1995, the Fund paid (or accrued) to Mitchell Hutchins advisory and administrative fees of $5,683,381, $7,812,766 and $9,229,318, respectively.

     Prior to August 1, 1997, PaineWebber provided certain services to Global Income Fund not otherwise provided by its transfer agent. Pursuant to an agreement between PaineWebber and the Fund relating to those services, for the period from November 1, 1996 to July 31, 1997 and for the fiscal years ended October 31, 1996 and October 31, 1995, Global Income Fund paid (or accrued) to PaineWebber $189,131, $305,944 and $376,299, respectively.

     ALL FUNDS. During its fiscal year (or period) ended October 31, 1997, the indicated Fund paid (or accrued) the following fees to PaineWebber for its services as securities lending agent:

FUND                                                                                   AMOUNT
----------------------------------------------------------------------------------   ----------
Asia Pacific Growth Fund..........................................................    $ 14,324
Emerging Markets Equity Fund......................................................    $  5,582
Global Equity Fund................................................................    $ 42,125
Global Income Fund................................................................    $ 26,057

     Subsequent to August 1, 1997, PFPC (not the Funds) pays PaineWebber for certain transfer agency related services that PFPC has delegated to PaineWebber.

     NET ASSETS. The following table shows the approximate net assets as of January 31, 1998, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                                                                                    NET ASSETS
INVESTMENT CATEGORY                                                                  ($ MIL)
---------------------------------------------------------------------------------   ----------
Domestic (excluding Money Market)................................................   $  6,697.8
Global...........................................................................   $  3,365.6
Equity/Balanced..................................................................   $  5,173.7
Fixed Income (excluding Money Market)............................................   $  4,889.7
     Taxable Fixed Income........................................................   $  3,300.0
     Tax-Free Fixed Income.......................................................   $  1,589.7
Money Market Funds...............................................................   $ 27,372.6

     PERSONNEL TRADING POLICIES. Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of PaineWebber mutual funds and other Mitchell Hutchins advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber Funds and other Mitchell Hutchins advisory clients. Personnel of each Sub-Adviser may also invest in securities for their own accounts pursuant to comparable codes of ethics.

     DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of each class of shares of each Fund under separate distribution contracts with each Trust (collectively, 'Distribution Contracts'). Each Distribution Contract requires Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the applicable Fund. Shares of each Fund are offered continuously. Under separate exclusive dealer agreements between Mitchell Hutchins and PaineWebber relating to each class of shares of the Funds (collectively, 'Exclusive Dealer Agreements'), PaineWebber and its correspondent firms sell each Fund's shares.

     Under separate plans of distribution pertaining to the Class A, Class B and Class C shares of each Fund adopted by each Trust in the manner prescribed under Rule 12b-1 under the 1940 Act (each, respectively, a 'Class A Plan,' 'Class B Plan' and 'Class C Plan,' and collectively, 'Plans'), each Fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class B Plan, each Fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class B shares. Under the Class C Plan, each Fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% (in the case of Asia Pacific Growth Fund, Emerging Markets Equity Fund and Global Equity Fund) or 0.50% (in the case of Global Income Fund) of the average daily net assets of the Class C shares. There is no distribution plan with respect to the Funds' Class Y shares.

     Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the applicable board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the applicable board, including those board members who are not 'interested persons' of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class and (4) while the Plan remains in effect, the selection and nomination of board members who are not 'interested persons' of the Trust shall be committed to the discretion of the board members who are not 'interested persons' of that Trust.

     In reporting amounts expended under the Plans to the board members, Mitchell Hutchins allocates expenses attributable to the sale of each class of each Fund's shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of Fund shares.

     The Funds paid (or accrued) the following fees to Mitchell Hutchins under the Class A, Class B and Class C Plans during the fiscal year (or period) ended October 31, 1997:

                                     ASIA PACIFIC     EMERGING MARKETS
                                      GROWTH FUND        EQUITY FUND       GLOBAL EQUITY FUND     GLOBAL INCOME FUND
                                     -------------    -----------------    -------------------    -------------------
Class A...........................     $  43,850          $  32,006            $   789,664            $ 1,317,917
Class B...........................     $ 167,837          $  13,867            $ 1,070,444            $ 1,847,036
Class C...........................     $ 101,270          $  66,418            $   650,447            $   325,118

     Mitchell Hutchins estimates that it and its parent corporation, PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to each Fund during the fiscal year (or period) ended October 31, 1997:

                                     ASIA PACIFIC     EMERGING MARKETS
                                      GROWTH FUND        EQUITY FUND       GLOBAL EQUITY FUND     GLOBAL INCOME FUND
                                     -------------    -----------------    -------------------    -------------------
CLASS A
Marketing and advertising.........      $     0            $60,062             $   199,199            $   348,403
Amortization of commissions.......      $     0            $     0             $         0            $         0
Printing of prospectuses and
  statements of additional
  information.....................      $11,988            $   938             $    16,675            $     1,896
Branch network costs allocated and
  interest expense................      $79,808            $88,809             $ 1,269,679            $ 2,405,758
Service fees paid to PaineWebber
  investment executives...........      $16,663            $12,073             $   298,221            $   500,809

CLASS B
Marketing and advertising.........      $     0            $ 6,508             $    67,518            $   114,697
Amortization of commissions.......      $44,419            $ 3,985             $   310,227            $   539,463
Printing of prospectuses and
  statements of additional
  information.....................      $11,470            $   102             $     5,652            $       624
Branch network costs allocated and
  interest expense................      $90,536            $ 9,624             $   465,675            $   799,194
Service fees paid to PaineWebber
  investment executives...........      $15,945            $ 1,311             $   101,024            $   175,469

CLASS C
Marketing and advertising.........      $     0            $31,153             $    41,022            $    28,228
Amortization of commissions.......      $28,862            $18,795             $   184,177            $    82,363
Printing of prospectuses and
  statement of additional
  information.....................      $ 6,919            $   487             $     3,434            $       154
Branch network costs allocated and
  interest expense................      $46,407            $46,067             $   263,148            $   194,222
Service fees paid to PaineWebber
  investment executives...........      $ 9,621            $ 6,265             $    61,393            $    41,182

     'Marketing and advertising' includes various internal costs allocated by Mitchell Hutchins to its efforts at distributing the Funds' shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Mitchell Hutchins. 'Branch network costs allocated and interest expense' consist of an allocated portion of the expenses of various PaineWebber departments involved in the distribution of the Funds' shares, including the PaineWebber retail branch system.

     In approving each Fund's overall Flexible Pricing(Service Mark) system of distribution, the applicable board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the Fund and attracting new investors and assets to the Fund to the benefit of the Fund and its shareholders, (2) facilitate distribution of the Fund's shares and (3) maintain the competitive position of the Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

     In approving the Class A Plan, each board considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber investment executives and correspondent firms, resulting in greater growth of the Fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (4) the services provided to the Fund and its shareholders by Mitchell Hutchins, (5) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (6) Mitchell Hutchins' shareholder service-related expenses and costs.

     In approving the Class B Plan, the board of each Fund considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from Fund purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the investment executives and correspondent firms, resulting in greater growth of the Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (5) the services provided to the Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

     In approving the Class C Plan, each board considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from Fund purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and generally do not face contingent deferred sales charges, would prove attractive to the investment executives and correspondent firms, resulting in greater growth to the Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth,
(5) the services provided to the Fund and its shareholders by Mitchell Hutchins,
(6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives, without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption, was conditioned upon its expectation of being compensated under the Class C Plan.

     With respect to each Plan, the boards considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The boards also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and advisory fees that are calculated based upon a percentage of the average net assets of a Fund, which fees would increase if the Plan were successful and the Fund attained and maintained significant asset levels.

     Under the Distribution Contract between each Trust and Mitchell Hutchins for the Class A shares for the fiscal years (or periods) set forth below, Mitchell Hutchins earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to PaineWebber as exclusive dealer.

                                                      PERIOD ENDED
                                                    OCTOBER 31, 1997
                                                   ------------------
ASIA PACIFIC GROWTH FUND
Earned..........................................       $1,142,055
Retained........................................       $   67,143

                                                                                               FISCAL YEARS ENDED
                                                                            FOUR MONTHS             JUNE 30,
                                                   FISCAL YEAR ENDED     ENDED OCTOBER 31,    --------------------
                                                    OCTOBER 31, 1997           1996             1996        1995
                                                   ------------------    -----------------    --------    --------
EMERGING MARKETS EQUITY FUND
Earned..........................................       $   10,692            $   4,109        $ 25,696    $ 28,289
Retained........................................       $      662            $     251        $  1,280    $    225

                                                                                               FISCAL YEARS ENDED
                                                                            TWO MONTHS             AUGUST 31,
                                                   FISCAL YEAR ENDED     ENDED OCTOBER 31,    --------------------
                                                    OCTOBER 31, 1997           1996             1996        1995
                                                   ------------------    -----------------    --------    --------
GLOBAL EQUITY FUND
Earned..........................................       $  132,728            $  22,360        $229,590    $130,094
Retained........................................       $    8,400            $   1,366        $ 10,949    $  3,353

                                                             FISCAL YEARS ENDED OCTOBER 31,
                                                   ---------------------------------------------------
                                                          1997                 1996             1995
                                                   ------------------    -----------------    --------
GLOBAL INCOME FUND
Earned..........................................       $   29,617            $  37,752        $ 43,136
Retained........................................       $    2,950            $   6,564        $ 12,003

     Mitchell Hutchins earned and retained the following contingent deferred sales charges paid upon certain redemptions of shares for the fiscal year (or period) ended October 31, 1997:

                                     ASIA PACIFIC     EMERGING MARKETS
                                      GROWTH FUND        EQUITY FUND       GLOBAL EQUITY FUND     GLOBAL INCOME FUND
                                     -------------    -----------------    -------------------    -------------------
Class A...........................      $     0            $     0              $       0              $       0
Class B...........................      $ 7,821            $   785              $ 249,534              $ 387,664
Class C...........................      $10,620            $ 1,792              $   2,641              $   8,479

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by each board, Mitchell Hutchins or a Sub-Adviser, as applicable, is responsible for the execution of each Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins or the Sub-Adviser seeks to obtain the best net results for a Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While Mitchell Hutchins and the Sub-Advisers generally seek reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions, through which most debt securities and some equity securities are traded, generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The Funds may invest in securities traded in the OTC market and will engage primarily in transactions directly with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. For the period March 25, 1997 (commencement of operations) to October 31, 1997, Asia Pacific Growth Fund paid $454,243 in brokerage commissions. For the fiscal year ended October 31, 1997, the four months ended October 31, 1996, and the fiscal years ended June 30, 1996 and June 30, 1995, Emerging Markets Equity Fund paid $266,325, $80,726, $264,723 and
$531,901, respectively, in brokerage commissions. For the fiscal year ended October 31, 1997, the two months ended October 31, 1996 and the fiscal years ended August 31, 1996 and August 31, 1995, Global Equity Fund paid $384,903, $118,589, $1,472,329 and $850,531, respectively, in brokerage commissions. For the fiscal years ended October 31, 1997, 1996 and 1995, Global Income Fund paid $3,330, $0 and $0, respectively, in brokerage commissions.


     The Funds have no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber, or brokerage affiliates of Schroder Capital or Invista. Each board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to PaineWebber or brokerage affiliates of Schroder Capital or Invista are reasonable and fair. Specific provisions in the Advisory Contracts and the applicable Sub-Advisory Contracts authorize Mitchell Hutchins and Schroder Capital or Invista, respectively, and any of their affiliates that is a member of a national securities exchange to effect portfolio transactions for the applicable Funds on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. None of the Funds paid brokerage commissions to PaineWebber or Schroder Capital's or GEIM's affiliates during its last three fiscal years (or with respect to Asia Pacific Growth Fund, since operations commenced).



     Transactions in futures contracts are executed through futures commission merchants ('FCMs'), who receive brokerage commissions for their services. The Funds' procedures in selecting FCMs to execute their transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates or brokerage affiliates of Schroder Capital or Invista, are similar to those in effect with respect to brokerage transactions in securities.



     Consistent with the interests of the Funds and subject to the review of each board, Mitchell Hutchins or a Sub-Adviser may cause a Fund to purchase and sell portfolio securities through brokers who provide Mitchell Hutchins or the Sub-Adviser with research, analysis, advice and similar services. In return for such services, the Funds may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins or the Sub-Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins or the Sub-Adviser, as applicable, to that Fund and its other clients, and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. For the fiscal period March 25, 1997 (commencement of operations) to October 31, 1997, Schroder Capital directed $882,017 in Asia Pacific Growth Fund's portfolio transactions to brokers chosen because they provided research services, for which Asia Pacific Growth Fund paid $4,678 in commissions. For the fiscal year ended October 31, 1997, Schroder Capital directed none of Emerging Markets Equity Fund's portfolio transactions to brokers chosen for research services. For the fiscal year ended October 31, 1997, GE Investment Management directed none of Global Equity Fund's portfolio transactions to brokers chosen research services. For the fiscal year ended

October 31, 1997, Mitchell Hutchins directed none of Global Income Fund's portfolio transactions to brokers chosen for research services.

     For purchases or sales with broker-dealer firms that act as principal, Mitchell Hutchins or the applicable Sub-Adviser seeks best execution. Although Mitchell Hutchins and the Sub-Adviser may receive certain research or execution services in connection with these transactions, Mitchell Hutchins and the Sub-Advisers will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins and the Sub-Advisers will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services that could be purchased for hard dollars. Mitchell Hutchins or a Sub-Adviser may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins or the Sub-Adviser receiving multiple quotes from dealers before executing the transactions on an agency basis.

     Information and research services furnished by brokers or dealers through which or with which the Funds effect securities transactions may be used by Mitchell Hutchins or a Sub-Adviser in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins or a Sub-Adviser by brokers or dealers in connection with other funds or accounts that either of them advises may be used in advising the Funds. Information and research received from brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contracts or the Sub-Advisers under the Sub-Advisory Contracts.

     Investment decisions for a Fund and for other investment accounts managed by Mitchell Hutchins or by a Sub-Adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds are concerned, or upon their ability to complete their entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Funds.

     The Funds will not purchase securities that are offered in underwritings in which PaineWebber or an affiliate of a Sub-Adviser is a member of the underwriting or selling group, except pursuant to procedures adopted by each board pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that PaineWebber or any affiliate thereof or an affiliate of a Sub-Adviser not participate in or benefit from the sale to the Funds.

     As of October 31, 1997, Global Equity Fund owned common stock issued by the following company which is a regular broker-dealer for the Fund: Morgan Stanley, Dean Witter, Discover & Co. ($4,289,901). In addition, the Fund had entered into repurchase agreement transactions as of that date with State Street Bank & Trust Company ($10,510,000), also one of its regular broker-dealers.

     As of October 31, 1997, Emerging Markets Equity Fund had entered into a repurchase agreement transaction with the following regular broker-dealer for the Fund: State Street Bank & Trust Company ($269,000).

     As of October 31, 1997, Asia Pacific Growth Fund had entered into repurchase agreement transactions with the following regular broker-dealers for the Fund: Union Bank of Switzerland ($2,740,000); State Street Bank & Trust Company ($1,010,000); and Dresdner Bank AG ($2,740,000).

     As of October 31, 1997, Global Income Fund had entered into repurchase agreement transactions with the following regular broker-dealers for the Fund:
Citicorp Securities Inc. ($20,000,000); Dresdner Securities (USA) Inc. ($1,466,000); Salomon Brothers Inc. ($13,247,000); J.P. Morgan Inc.
($15,368,000); and Union Bank of Switzerland ($30,000,000).

     PORTFOLIO TURNOVER. The Funds' annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year.

     The Funds' respective portfolio turnover rates for the fiscal periods shown were:

ASIA PACIFIC GROWTH FUND
Fiscal Period March 25, 1997 (commencement of operations) to October 31, 1997.............................     13%
EMERGING MARKETS EQUITY FUND
Fiscal Year ended October 31, 1997........................................................................     87%
Four Months ended October 31, 1996........................................................................     22%
Fiscal Year ended June 30, 1996...........................................................................     69%
GLOBAL EQUITY FUND
Fiscal Year ended October 31, 1997........................................................................     86%
Two Months ended October 31, 1996.........................................................................      3%
Fiscal Year ended August 31, 1996.........................................................................     33%
GLOBAL INCOME FUND
Fiscal Year ended October 31, 1997........................................................................    172%
Fiscal Year ended October 31, 1996........................................................................    126%

           REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES

     COMBINED PURCHASE PRIVILEGE-CLASS A SHARES. Investors and eligible groups of related Fund investors may combine purchases of Class A shares of the Funds with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges indicated in the tables of sales charges for Class A shares in the Prospectus. The sales charge payable on the purchase of Class A shares of the Funds and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

     An 'eligible group of related Fund investors' can consist of any combination of the following:

          (a) an individual, that individual's spouse, parents and children;

          (b) an individual and his or her Individual Retirement Account
     ('IRA');

          (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

          (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by the individual(s);

          (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

          (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

          (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

          (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

     RIGHTS OF ACCUMULATIONS-CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related Fund investors (as defined above) are permitted to purchase Class A shares of the Funds among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A Fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

     WAIVERS OF SALES CHARGES-CLASS B SHARES. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

     ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the Funds may be exchanged for shares of the corresponding class of most other PaineWebber mutual funds. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

     If conditions exist that make cash payments undesirable, each Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

     The Funds may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ('NYSE') is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a Fund's portfolio at the time.

     AUTOMATIC INVESTMENT PLAN. Participation in the Automatic Investment Plan enables an investor to use the technique of 'dollar cost averaging.' When an investor invests the same dollar amount each month under the Plan, the investor will purchase more shares when a Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, an investor's average purchase price per share over any given period will be lower than if the investor purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels.

     SYSTEMATIC WITHDRAWAL PLAN. An investor's participation in the systematic withdrawal plan will terminate automatically if the 'Initial Account Balance' (a term that means the value of the Fund account at the time the investor elects to participate in the systematic withdrawal plan) less aggregate redemptions made other than pursuant to the systematic withdrawal plan is less than $5,000 for Class A and Class C shareholders or $20,000 for Class B shareholders. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semiannual and annual plans, PaineWebber will arrange for redemption by the Funds of sufficient Fund shares to provide the withdrawal payments specified by participants in the Funds' systematic withdrawal plan. The payments generally are mailed approximately five Business Days (defined under 'Valuation of Shares') after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds, with the tax consequences described under 'Dividends & Taxes' in the Prospectus. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC Inc. ('Transfer Agent'). Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by the Transfer Agent. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber investment executives, correspondent firms or the Transfer Agent at 1-800-647-1568.

     REINSTATEMENT PRIVILEGE-CLASS A SHARES. As described in the Prospectus, shareholders who have redeemed Class A shares of a Fund may reinstate their account without a sales charge. Shareholders may exercise the reinstatement privilege by notifying the Transfer Agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised; however, a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, and an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be adjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in 'Dividends & Taxes' in the Prospectus.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLAN(SERVICE MARK);
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT(REGISTERED) (RMA)(REGISTERED)

     Shares of PaineWebber mutual funds (each a 'PW Fund' and, collectively, the 'PW Funds') are available for purchase through the RMA Resource Accumulation Plan ('Plan') by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ('RMA accountholders'). The Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under 'Valuation of Shares') after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

     To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.

     The terms of the Plan, or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.

     PERIODIC INVESTING AND DOLLAR COST AVERAGING. Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of 'dollar cost averaging.' By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of both low and high share prices.

However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time.

     PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT. In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

     o monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Gold MasterCard(Registered) transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

     o comprehensive preliminary 9-month and year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

     o automatic 'sweep' of uninvested cash into the RMA accountholder's choice of one of the six RMA money market funds-RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. Each money market fund attempts to maintain a stable price per share of $1.00, although there can be no assurance that it will be able to do so. Investments in the money market funds are not insured or guaranteed by the U.S. government;

     o check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

     o Gold MasterCard, with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Gold MasterCard are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

     o 24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

     o expanded account protection to $100 million in the event of the liquidation of PaineWebber. This protection does not apply to shares of the RMA money market funds or the PW Funds because those shares are held at the Transfer Agent and not through PaineWebber; and

     o automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.

     The annual account fee for an RMA account is $85, which includes the Gold MasterCard, with an additional fee of $40 if the investor selects an optional line of credit with the Gold MasterCard.

                          CONVERSION OF CLASS B SHARES

     Class B shares of a Fund will automatically convert to Class A shares of that Fund, based on the relative net asset values per share of the two classes, as of the close of business on the first Business Day (as defined under 'Valuation of Shares') of the month in which the sixth anniversary of the initial issuance of such Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (i) the date on which such Class B shares were issued, or (ii) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

     The availability of the conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A and Class B shares will not result in

'preferential dividends' under the Code and that the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that this condition for the availability of the conversion feature will not continue to be met.

                              VALUATION OF SHARES

     Each Fund determines its net asset value per share separately for each class of shares as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Currently the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins or the Sub-Adviser as the primary market. Securities traded in the OTC market and listed on the Nasdaq Stock Market ('Nasdaq') are valued at the last trade price on Nasdaq at 4:00 p.m., Eastern time; other OTC securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less which are valued as described further below). Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the applicable board. It should be recognized that judgment often plays a greater role in valuing thinly traded securities and lower rated bonds than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the applicable board determines that this does not represent fair value.

     All investments quoted in foreign currency will be valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by a Fund's custodian. Foreign currency exchange rates are generally determined prior to the close of regular trading on the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events would not be reflected in the computation of a Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the applicable board. The foreign currency exchange transactions of the Funds conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by less than one-tenth of one percent due to the costs of converting from one currency to another.

                            PERFORMANCE INFORMATION

     The Funds' performance data quoted in advertising and other promotional materials ('Performance Advertisements') represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

TOTAL RETURN CALCULATIONS. Average annual total return quotes ('Standardized Return') used in each Fund's Performance Advertisements are calculated according to the following formula:

         P(1 + T)n  =  ERV
      where:     P  =  a hypothetical initial payment of $1,000 to purchase shares of a specified class
                 T  =  average annual total return of shares of that class
                 n  =  number of years
               ERV  =  ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

     Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or 'T' in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, for Class A shares, the maximum 4.5% sales charge (4.0% for Global Income Fund) is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

     The Funds also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ('Non-Standardized Return'). The Funds calculate Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

     Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

     The following tables show performance information for each class of the Funds' shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average return.

                            ASIA PACIFIC GROWTH FUND

                                           CLASS A     CLASS B     CLASS C
                                           -------     -------     -------
Inception** to October 31, 1997:
  Standardized Return*..................   (31.55 )%   (32.21 )%   (29.35 )%
  Non-Standardized Return...............   (23.82 )%   (28.64 )%   (28.64 )%

------------------
* All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4.5%. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period.
** The inception date for Class A, Class B and Class C shares was March 25,
   1997. There were no Class Y shares outstanding as of October 31, 1997.

                          EMERGING MARKETS EQUITY FUND

                                           CLASS A     CLASS B     CLASS C     CLASS Y
                                           -------     -------     -------     -------
Year ended October 31, 1997:
  Standardized Return*..................    (5.25)%     (6.39)%     (2.61)%     (0.53)%
  Non-Standardized Return...............    (0.74)%     (1.39)%     (1.61)%     (0.53)%
Inception** to October 31, 1997:
  Standardized Return*..................    (7.27)%     (1.76)%     (6.85)%     (5.90)%
  Non-Standardized Return...............    (6.13)%      0.34%      (6.85)%     (5.90)%

------------------

* All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4.5%. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period. Class Y shares do not impose an initial or contingent deferred sales charge; therefore, the performance information is the same for both standardized return and non-standardized return for the periods indicated.

** The inception date for each Class of shares is as follows: Class A--January
   19, 1994, Class B-- December 5, 1995, Class C--January 19, 1994, and Class Y--January 19, 1994.

                               GLOBAL EQUITY FUND

                                           CLASS A     CLASS B     CLASS C     CLASS Y
                                           -------     -------     -------     -------
Year ended October 31, 1997:
  Standardized Return*..................     3.98 %      3.05 %      7.05 %      9.31 %
  Non-Standardized Return...............     8.87 %      8.05 %      8.05 %      9.31 %
Five Years ended October 31, 1997:
  Standardized Return*..................    11.00 %       N/A         N/A         N/A
  Non-Standardized Return...............    12.04 %       N/A         N/A         N/A
Inception** to October 31, 1997:
  Standardized Return*..................     9.90 %      7.38 %      9.74 %     10.92 %
  Non-Standardized Return...............    10.76 %      8.63 %      9.74 %     10.92 %

------------------

* All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4.5%. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period. Class Y shares do not impose an initial or contingent deferred sales charge; therefore, the performance information is the same for both standardized return and non-standardized return for the periods indicated.

** The inception date for each Class of shares is as follows: Class A--November
   14, 1991, Class B-- August 25, 1995, and Class C--May 10, 1993 and Class Y--May 10, 1993.

                               GLOBAL INCOME FUND

                                           CLASS A    CLASS B    CLASS C    CLASS Y
                                           -------    -------    -------    -------
Year ended October 31, 1997:
  Standardized Return*..................     0.75%     (0.89 )%    3.73%      5.20%
  Non-Standardized Return...............     4.99%      4.11 %     4.48%      5.20%
Five years ended October 31, 1997:
  Standardized Return*..................     5.78%      5.49 %     6.10%      6.91%
  Non-Standardized Return...............     6.64%      5.81 %     6.10%      6.91%
Ten years ended October 31, 1997:
  Standardized Return*..................      N/A       9.02 %      N/A        N/A
  Non-Standardized Return...............      N/A       9.02 %      N/A        N/A
Inception*** to October 31, 1997:
  Standardized Return*..................     6.55%      9.08 %     5.82%      7.43%
  Non-Standardized Return...............     7.23%      9.08 %     5.82%      7.43%

------------------
* All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4%. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period. Class Y shares do not impose an initial or contingent deferred sales charge; therefore, the performance information is the same for both standardized return and non-standardized return for the periods indicated.
** The inception date for each Class of shares is as follows: Class A--July 1, 1991, Class B--March 20, 1987, and Class C-- July 2, 1992 and Class Y--August 26, 1991.

     YIELD. Yields used in Global Income Fund's Performance Advertisements are calculated by dividing the Fund's interest income attributable to a Class of shares for a 30-day period ('Period'), net of expenses attributable to such Class, by the average number of shares of such Class entitled to receive dividends during the Period and expressing the result as an annualized percentage (assuming semi-annual compounding) of the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B and Class C shares) at the end of the Period. Yield quotations are calculated according to the following formula:

                                    a-b     6
                YIELD  =   2     [( --- +1 )   -1]
                                    cd

         where:     a  =  interest earned during the Period attributable to a Class of shares
                    b  =  expenses accrued for the Period attributable to a Class of shares (net of reimbursements)
                    c  =  the average daily number of shares of a Class outstanding during the Period that were entitled to receive dividends
                    d  =  the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B and Class C shares) on the last day of the
                          Period.

     Except as noted below, in determining interest income earned during the Period (variable 'a' in the above formula), Global Income Fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Once interest earned is calculated in this fashion for each debt obligation held by the Fund, interest earned during the Period is then determined by totalling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. With respect to Class A shares, in calculating the maximum offering price per share at the end of the Period (variable 'd' in the above formula) the Fund's current maximum 4% initial sales charge on Class A shares is included. For the 30-day period ended October 31, 1997, the yields for its Class A shares, Class B shares, Class C shares and Class Y shares were 6.06%, 5.52%, 5.63%, and 6.66% respectively.

     OTHER INFORMATION. In Performance Advertisements, the Funds may compare their Standardized Return and/or their Non-Standardized Return with data published by Lipper Analytical Services, Inc. ('Lipper'), CDA Investment Technologies, Inc. ('CDA'), Wiesenberger Investment Companies Service ('Wiesenberger'), Investment Company Data, Inc. ('ICD') or Morningstar Mutual Funds ('Morningstar'), with the performance of recognized stock and other indices, including (but not limited to) the Standard & Poor's 500 Composite Stock Price Index ('S&P 500'), the Dow Jones Industrial Average, the International Finance Corporation Global Total Return Index, the Nasdaq Composite Index, the Russell 2000 Index, the Wilshire 5000 Index, the Lehman Bond Index, the Lehman Brothers 20+ Year Treasury Bond Index, the Lehman Brothers Government/Corporate Bond Index, other similar Lehman Brothers indices or components thereof, 30-year and 10-year U.S. Treasury bonds, the Morgan Stanley Capital International Perspective Indices, the Morgan Stanley Capital International Energy Sources Index, the Standard & Poor's Oil Composite Index, the Morgan Stanley Capital International World Index (including Asia Pacific regional indices), the Salomon Brothers Non-U.S. Dollar Index, the Salomon Brothers Non-U.S. World Government Bond Index, the Salomon Brothers World Government Index, other similar Salomon Brothers indices or components thereof and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST AND THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

     The Funds may include discussions or illustrations of the effects of compounding in Performance Advertisements. 'Compounding' refers to the fact that, if dividends or other distributions on a Fund investment are reinvested in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

     The Funds may also compare their performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(Registered) Money Markets. In comparing the Funds' performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the Funds are not insured or guaranteed by the U.S. government and returns and net asset values will fluctuate. The debt securities held by the Funds generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term debt securities. An investment in any Fund involves greater risks than an investment in either a money market fund or a CD.

     Each Fund may also compare its performance to general trends in the stock and bond markets, as illustrated by the following graph prepared by Ibbotson Associates, Chicago.

                                    [CHART]

        S&P 500 TR      U.S. LT Gvt TR  U.S. 30 Day Tbill TR    U.S. Inflation
1925    $10,000         $10,000          $10,000                  $10,000
1926    $11,162         $10,777          $10,327                  $9,851
1927    $15,347         $11,739          $10,649                  $9,646
1928    $22,040         $11,751          $11,028                  $9,553
1929    $20,185         $12,153          $11,552                  $9,572
1930    $15,159         $12,719          $11,830                  $8,994
1931    $8,590          $12,044          $11,957                  $8,138
1932    $7,886          $14,073          $12,072                  $7,300
1933    $12,144         $14,062          $12,108                  $7,337
1934    $11,969         $15,472          $12,128                  $7,486
1935    $17,674         $16,243          $12,148                  $7,710
1936    $23,669         $17,464          $12,170                  $7,803
1937    $15,379         $17,504          $12,207                  $8,045
1938    $20,165         $18,473          $12,205                  $7,821
1939    $20,082         $19,570          $12,208                  $7,784
1940    $18,117         $20,761          $12,208                  $7,859
1941    $16,017         $20,955          $12,216                  $8,622
1942    $19,275         $21,629          $12,248                  $9,423
1943    $24,267         $22,080          $12,291                  $9,721
1944    $29,060         $22,702          $12,332                  $9,926
1945    $39,649         $25,139          $12,372                  $10,149
1946    $36,449         $25,113          $12,416                  $11,993
1947    $38,529         $24,454          $12,478                  $13,073
1948    $40,649         $25,285          $12,580                  $13,426
1949    $48,287         $26,916          $12,718                  $13,184
1950    $63,601         $26,932          $12,870                  $13,948
1951    $78,875         $25,873          $13,063                  $14,767
1952    $93,363         $26,173          $13,279                  $14,898
1953    $92,439         $27,125          $13,521                  $14,991
1954    $141,084        $29,075          $13,638                  $14,916
1955    $185,614        $28,699          $13,852                  $14,972
1956    $197,783        $27,096          $14,193                  $15,400
1957    $176,457        $29,117          $14,639                  $15,866
1958    $252,975        $27,342          $14,864                  $16,145
1959    $283,219        $26,725          $15,303                  $16,387
1960    $284,549        $30,407          $15,711                  $16,629
1961    $361,060        $30,703          $16,045                  $16,741
1962    $329,545        $32,818          $16,483                  $16,946
1963    $404,685        $33,216          $16,997                  $17,225
1964    $471,388        $34,381          $17,598                  $17,430
1965    $530,081        $34,625          $18,289                  $17,765
1966    $476,737        $35,889          $19,159                  $18,361
1967    $591,038        $32,594          $19,966                  $18,920
1968    $656,415        $32,509          $21,005                  $19,814
1969    $600,590        $30,860          $22,388                  $21,024
1970    $624,653        $34,596          $23,849                  $22,179
1971    $714,058        $39,173          $24,895                  $22,924
1972    $849,559        $41,400          $25,851                  $23,706
1973    $725,003        $40,942          $27,643                  $25,792
1974    $533,110        $42,725          $29,855                  $28,939
1975    $731,443        $46,653          $31,588                  $30,969
1976    $905,842        $54,470          $33,193                  $32,458
1977    $840,766        $54,095          $34,893                  $34,656
1978    $895,922        $53,458          $37,398                  $37,784
1979    $1,061,126      $52,799          $41,279                  $42,812
1980    $1,405,137      $50,715          $45,917                  $48,120
1981    $1,336,161      $51,657          $52,671                  $52,421
1982    $1,622,226      $72,507          $58,224                  $54,451
1983    $1,987,451      $72,979          $63,347                  $56,518
1984    $2,111,991      $84,274          $69,586                  $58,753
1985    $2,791,168      $110,371         $74,960                  $60,968
1986    $3,306,709      $137,446         $79,580                  $61,657
1987    $3,479,675      $133,716         $83,929                  $64,376
1988    $4,064,583      $146,650         $89,257                  $67,221
1989    $5,344,555      $173,215         $98,728                  $70,345
1990    $5,174,990      $183,924         $104,286                 $74,640
1991    $6,755,922      $219,420         $110,121                 $76,927
1992    $7,274,115      $237,092         $113,982                 $79,159
1993    $8,000,785      $280,339         $117,284                 $81,334
1994    $8,105,379      $258,556         $121,862                 $83,510
1995    $11,139,184     $340,436         $128,681                 $85,630
1996    $13,709,459     $337,265         $135,381                 $88,475
1997    $18,272,762     $390,736         $142,496                 $90,092


The chart is shown for illustrative purposes only and does not represent any Fund's performance. These returns consist of income and capital appreciation (or depreciation) and should not be considered an indication or guarantee of future investment results. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in certain markets from time to time. Stocks are measured by the S&P 500, an unmanaged weighted index comprising 500 widely held common stock and varying in composition. Unlike investors in bonds and U.S. Treasury bills, common stock investors do not receive fixed income payments and are not entitled to repayment of principal. These differences contribute to investment risk. Returns shown for long-term government bonds are based on U.S. Treasury bonds with 20-year maturities. Inflation is measured by the Consumer Price Index. The indexes are unmanaged and are not available for investment.

------------------
Source: Ibbotson Assoc., Chi., (annual updates work by Roger G. Ibbotson & Rex
A. Sinquefield).

     Over time, stocks have outperformed all other investments by a wide margin, offering a solid hedge against inflation. From 1925 to 1997, stocks beat all other traditional asset classes. A $10,000 investment in the S&P 500 grew to $18,272,762, significantly more than any other investment.

                                     TAXES

     In order to continue to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) ('Distribution Requirement') and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ('Income Requirement'); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on its taxable income for that year (even if that income was distributed to its shareholders) and all distributions out of its earnings and profits would be taxable to its shareholders, as dividends (that is, ordinary income).

     Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A portion of the dividends from each Fund's investment company taxable income (whether paid in cash or additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

     If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

     Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.


     Dividends and interest received, and gains realized, by a Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively 'foreign taxes') that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) treat his or her share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his or her own income from those sources, and (3) either deduct the foreign taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. A Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. If a Fund makes this election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is 'qualified passive income' may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.


     Each Fund will be subject to a nondeductible 4% excise tax ('Excise Tax') to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     Each Fund may invest in the stock of 'passive foreign investment companies' ('PFICs') if such stock is a permissible investment. A PFIC is a foreign corporation--other than a 'controlled foreign corporation' (i.e., a foreign corporation of which, on any day during its taxable year, more than 50% of the total voting power of its voting stock or the total value of all of its stock is owned, directly, indirectly, or constructively, by 'U.S. shareholders,' defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is U.S. shareholder (effective for their taxable years beginning November 1, 1998)--that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any 'excess distribution' received on the stock of a PFIC or of any gain from disposition of such stock (collectively 'PFIC income'), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Fund invests in a PFIC and elects to treat the PFIC as a 'qualified electing fund' ('QEF'), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss)--which may have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if those earnings and gain are not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

     Effective for their taxable years beginning November 1, 1998, each Fund may elect to 'mark to market' its stock in any PFIC. 'Marking-to-market,' in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken under the election. Regulations proposed in 1992 would have provided a similar election with respect to the stock of certain PFIC's.

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.


     If a Fund has an 'appreciated financial position'--generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than 'straight debt') or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a 'constructive sale' of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to a Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

     A Fund may acquire zero coupon or other securities issued with original issue discount or Treasury Inflation-Protection Securities ('TIPS'), on which principal is adjusted based on changes in the Consumer Price Index. A Fund must include in its gross income the portion of the original issue discount (including the amount of any principal increases on TIPS) that accrues on such securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Because a Fund annually must distribute substantially all of its investment company taxable income, including any accrued original issue discount, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

                               OTHER INFORMATION

     Each Trust is an entity of the type commonly known as a 'Massachusetts business trust.' Under Massachusetts law, shareholders of a Fund could, under certain circumstances, be held personally liable for the obligations of the Fund or its Trust. However, each Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the Fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the board members or by any officers or officer by or on behalf of the Trust or the Fund, the board members or any of them in connection with the Trust. Each Declaration of Trust provides for indemnification from the relevant Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability would be entitled to reimbursement from the general assets of the relevant Fund. The board members intend to conduct each Fund's operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

     Prior to November 1, 1995, the name of Emerging Markets Equity Fund was 'Mitchell Hutchins/Kidder Peabody Emerging Markets Equity Fund.' Prior to February 13, 1995, the name of the Fund was 'Kidder, Peabody Emerging Markets Equity Fund.' Prior to November 10, 1995, the Fund's Class C shares were called 'Class B' shares, and the Fund's Class Y shares were called 'Class C'shares. New Class B shares were not offered prior to December 5, 1995.

     Prior to August 25, 1995, the name of Global Equity Fund was 'Mitchell Hutchins/Kidder, Peabody Global Equity Fund.' Prior to February 13, 1995, the name of the Fund was 'Kidder, Peabody Global Equity Fund.' Prior to November 10, 1995, the Fund's Class B shares were known as 'Class E' shares and its Class C shares were known as 'Class B' shares, and the Fund's Class Y shares were known as 'Class C' shares.

     Prior to November 10, 1995, Global Income Fund's Class C shares were known as 'Class D' shares, and the Fund's Class Y shares were known as 'Class C' shares.

     CLASS-SPECIFIC EXPENSES. Each Fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by the Transfer Agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

     COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the Funds. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

     AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for Asia Pacific Growth Fund, Emerging Markets Equity Fund and Global Equity Fund. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as independent accountants for Global Income Fund.

                              FINANCIAL STATEMENTS


     Each Fund's Annual Report to Shareholders for its last fiscal year (or period) is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors or independent accountants appearing therein are incorporated herein by this reference. Global Equity Fund's semiannual report to shareholders for the six months ended April 30, 1998 also is a separate document supplied with this Statement of Additional Information, and the unaudited financial statements and accompanying notes appearing therein are incorporated herein by this reference.

                      [This page intentionally left blank]

                                    APPENDIX
                              RATINGS INFORMATION

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

     Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

     Aaa. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; Aa. An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation; BB, B, CCC, CC, C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions; BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation; CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation; CC. An obligation rated CC is currently highly vulnerable to nonpayment; C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued; D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     R. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND OR ITS DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY ANY FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                -----------------
                TABLE OF CONTENTS


                                                  PAGE
                                                  ----
Investment Policies and Restrictions...........     1
Strategies Using Derivative Instruments........    17
Trustees and Officers; Principal Holders of
  Securities...................................    25
Investment Advisory and Distribution
  Arrangements.................................    33
Portfolio Transactions.........................    41
Reduced Sales Charges, Additional Exchange and
  Redemption Information and Other Services....    43
Conversion of Class B Shares...................    46
Valuation of Shares............................    47
Performance Information........................    48
Taxes..........................................    52
Other Information..............................    55
Financial Statements...........................    56
Appendix.......................................   A-1


(Copyright)1998 PaineWebber Incorporated

                                                                     PAINEWEBBER
                                                                    ASIA PACIFIC
                                                                     GROWTH FUND

                                                                     PAINEWEBBER
                                                                EMERGING MARKETS
                                                                     EQUITY FUND

                                                                     PAINEWEBBER
                                                              GLOBAL EQUITY FUND

                                                                     PAINEWEBBER
                                                              GLOBAL INCOME FUND


                                             Statement of Additional Information
                                   March 1, 1998, as revised September    , 1998
                        (September    , 1998 for PaineWebber Global Equity Fund)

                                                                     PAINEWEBBER

                           PART C. OTHER INFORMATION


Item 23. Exhibits
         --------

(1)    Amended and Restated Declaration of Trust 6/

(2)    Restated By-Laws 6/

(3) Instruments defining the rights of the holders of Registrant's shares of beneficial interest 1/

(4)    (a)    Investment Advisory and Administration Contract 2/

       (b) Sub-Investment Advisory Agreement with GE Investment Management Incorporated 2/

       (c) Form of Investment Advisory and Administration Contract applicable to PaineWebber Global Equity Fund (filed herewith)

       (d) Form of Sub-Advisory Contract with Invista Capital Management, Inc. applicable to PaineWebber Global Equity Fund (filed herewith)

(5)    (a)    Distribution Contract for Class A Shares 3/

       (b)    Distribution Contract for Class B Shares 3/

       (c)    Distribution Contract for Class C Shares 3/

       (d)    Distribution Contract for Class Y Shares 3/

       (e)    Exclusive Dealer Agreement with respect to Class A Shares 3/

       (f)    Exclusive Dealer Agreement with respect to Class B Shares 3/

       (g)    Exclusive Dealer Agreement with respect to Class C Shares 3/

       (h)    Exclusive Dealer Agreement with respect to Class Y Shares 3/

(6)    Bonus, profit sharing or pension plans - none

(7)    Custody Contract 6/

(8) Transfer Agency Services and Shareholder Services Agreement (filed herewith)

(9)    Opinion and consent of counsel (filed herewith)

(10) Other opinions, appraisals, rulings and consents: Auditor's Consent (filed herewith)

(11)   Financial statements omitted from prospectus - none

(12)   Form of Purchase Agreement 6/

(13)   (a)    Shareholder Servicing Plan 6/

       (b) Amendment to Amended and Restated Shareholder Servicing and Distribution Plan effective December 16, 1994 2/

       (c)    Shareholder Servicing Agreement 2/

       (d)    Distribution Related Services Agreement 2/

(14)   and
(27)   Financial Data Schedule (filed herewith)

(15)   Plan pursuant to Rule 18f-3 5/


------------------------------

1/ Incorporated by reference from Articles IV, V, VI, VII, and X of Registrant's Amended and Restated Declaration of Trust and from Articles II and XI of Registrant's Restated By-Laws.

2/ Incorporated by reference from Post-Effective Amendment No. 14 to the registration statement of PaineWebber Investment Trust, SEC File No. 33-39659, filed on December 29, 1995.

3/ Incorporated by reference from Post-Effective Amendment No. 15 to the registration statement of PaineWebber Investment Trust, SEC File No. 33-39659, filed on July 1, 1996.

4/ Incorporated by reference from Post-Effective Amendment No. 19 to the Registration Statement of PaineWebber Investment Trust, SEC File No. 3-39659, filed December 30, 1996.

5/ Incorporated by reference from Post-Effective Amendment No. 16 to the registration statement of PaineWebber Investment Trust, SEC File. No. 33-39659, filed on August 29, 1996.


6/ Incorporated by reference from Post-Effective Amendment No. 22 to the registration statement of PaineWebber Investment Trust, SEC File No. 33-39659, filed on February 27, 1998.


Item 24.  Persons Controlled by or under Common Control with Registrant

          None.

Item 25.  Indemnification

     Section 4.2 of Article IV of the Registrant's Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its shareholders, or to any shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Section 4.3(a) of Article IV of the Registrant's Declaration of Trust provides that the appropriate series of the Registrant will indemnify its Trustees and officers to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by such Trustees and officers in connection with any claim, action, suit or proceeding in which such Trustee or officer becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof. Additionally, Section 4.3(b) of Article IV provides that no such person shall be indemnified (i) where such person is liable to the Trust, a series thereof or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (ii) where such person has been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust, or a series thereof, or (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in (ii) above resulting in a payment by a Trustee or officer, unless there has been a determination by the court of other body approving the settlement or other disposition or based upon a review of readily available facts by vote of a majority of the non-interested Trustees or written opinion of independent legal counsel, that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Section 4.3(b) of Article IV further provides that the rights of indemnification may be insured against by policies maintained by the Trust. Section 4.4 of Article IV provides that no Trustee shall be obligated to give any bond or other security for the performance of any of his or her duties hereunder.

     Section 4.6 of Article IV provides that each Trustee, officer or employee of the Trust or a series thereof shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust or a series thereof, upon an opinion of counsel, or upon reports made to the Trust or a series thereof by any of its officers or employees or by the Investment Adviser, the Administrator, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

     Section 9 of the Investment Advisory and Administration Contract with Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") provides that Mitchell Hutchins shall not be liable for any error of judgment or mistake of law or for any loss suffered by any series of the Registrant in connection with the matters to which the Contract relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of Mitchell Hutchins in the performance of its duties or from its reckless disregard of its obligations and duties under the Contract. Section 13 of the Contract provides that the Trustees shall not be liable for any obligations of the Trust or any series under the Contract and that Mitchell Hutchins shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the Trustees.


     Section 9 of the Sub-Investment Advisory Agreement between Mitchell Hutchins and GE Investment Management Incorporated provides that GE Investment Management Incorporated shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Agreement relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of GE Investment Management Incorporated in the performance of its duties or from its reckless disregard of its obligations and duties under the Agreement. Similar provisions are set forth in Section 6 of the Sub-Advisory Agreement between Mitchell Hutchins and Invista Capital Management, Inc.


     Section 9 of each Distribution Contract provides that the Trust will indemnify Mitchell Hutchins and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Mitchell Hutchins to the Trust for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of each Distribution Contract also provides that Mitchell Hutchins agrees to indemnify, defend and hold the Trust, its officers and Trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Mitchell Hutchins for use in the Registration Statement or arising out of an agreement between Mitchell Hutchins and any retail dealer, or arising out of supplementary literature or advertising used by Mitchell Hutchins in connection with the Contract.

     Section 10 of each Distribution Contract contains provisions similar to
Section 13 of the Investment Advisory and Administration Contract.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

      (a) Mitchell Hutchins Asset Management Inc. Mitchell Hutchins, a Delaware corporation, is a registered investment adviser and is a wholly owned subsidiary of PaineWebber which is, in turn, a wholly owned subsidiary of Paine Webber Group Inc. Mitchell Hutchins is primarily engaged in the investment advisory business. Information as to the officers and directors of Mitchell Hutchins is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219) and is incorporated herein by reference.

      (b) GE Investment Management Incorporated. GE Investment Management Incorporated ("GEIM"), a Delaware corporation, is a registered investment adviser and is wholly owned by General Electric Company. GEIM is primarily engaged in the investment advisory business. Information as to the officers and directors of GEIM is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-31947) and is incorporated herein by reference. GEIM is the investment sub-adviser for PaineWebber Global Equity Fund.


      (c) Invista Capital Management, Inc. Invista Capital Management, Inc. ("Invista") is expected to serve as investment sub-adviser for PaineWebber Global Equity Fund. Invista, an Iowa Corporation, is a registered investment adviser and is an indirect, wholly owned subsidiary of Principal Life Insurance Company. Invista is primarily engaged in the investment advisory business. Information as to the officers and directors of Invista is included on its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-23020), and is incorporated herein by reference.


Item 27.  Principal Underwriters

     (a) Mitchell Hutchins serves as principal underwriter and/or investment adviser for the following investment companies:

      ALL-AMERICAN TERM TRUST INC.
      GLOBAL HIGH INCOME DOLLAR FUND INC.
      GLOBAL SMALL CAP FUND INC.
      INSURED MUNICIPAL INCOME FUND INC.
      INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
      MANAGED HIGH YIELD FUND INC.

      MANAGED HIGH YIELD PLUS FUND INC.
      MITCHELL HUTCHINS INSTITUTIONAL SERIES

      MITCHELL HUTCHINS PORTFOLIOS
      MITCHELL HUTCHINS SERIES TRUST
      PAINEWEBBER AMERICA FUND
      PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
      PAINEWEBBER INDEX TRUST
      PAINEWEBBER INVESTMENT SERIES
      PAINEWEBBER INVESTMENT TRUST
      PAINEWEBBER INVESTMENT TRUST II
      PAINEWEBBER MANAGED ASSETS TRUST
      PAINEWEBBER MANAGED INVESTMENTS TRUST
      PAINEWEBBER MASTER SERIES, INC.
      PAINEWEBBER MUNICIPAL SERIES
      PAINEWEBBER MUTUAL FUND TRUST
      PAINEWEBBER OLYMPUS FUND
      PAINEWEBBER SECURITIES TRUST
      STRATEGIC GLOBAL INCOME FUND, INC.
      2002 TARGET TERM TRUST INC.

     (b) Mitchell Hutchins is the Registrant's principal underwriter. PaineWebber acts as exclusive dealer of the Registrant's shares. The directors and officers of Mitchell Hutchins, their principal business addresses, and their positions and offices with Mitchell Hutchins are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219). The directors and officers of PaineWebber, their principal business addresses, and their positions and offices with PaineWebber are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-7163). The foregoing information is hereby incorporated herein by reference. The information set forth below is furnished for those directors and officers of Mitchell Hutchins or PaineWebber who also serve as trustees or officers of the Registrant. Unless otherwise indicated, the principal address of each person named is 1285 Avenue of the Americas, New York, NY 10019.

                                                                         Positions and Offices With Underwriter or
      Name                     Positions and Offices With Registrant                  Exclusive Dealer
      ----                     -------------------------------------                  ----------------
Margo N. Alexander          Trustee and President                        President, Chief Executive Officer and
                                                                         Director of Mitchell Hutchins; Executive
                                                                         Vice President and Director of PaineWebber

Mary C. Farrell             Trustee                                      Managing Director, Senior Investment
                                                                         Strategist and Member of the Investment
                                                                         Policy Committee of PaineWebber

T. Kirkham Barneby          Vice President                               Managing Director and Chief Investment
                                                                         Officer-Quantitative Investments of
                                                                         Mitchell Hutchins

John J. Lee                 Vice President and Assistant Treasurer       Vice President and a Manager of the Mutual
                                                                         Fund Finance Department of Mitchell
                                                                         Hutchins

Ann E. Moran                Vice President and Assistant Treasurer       Vice President and a Manager of the Mutual
                                                                         Fund Finance Department of Mitchell
                                                                         Hutchins

Dianne E. O'Donnell         Vice President and Secretary                 Senior Vice President and Deputy General
                                                                         Counsel of Mitchell Hutchins

Emil Polito                 Vice President                               Senior Vice President and Director of
                                                                         Operations and Control of Mitchell Hutchins

Victoria E. Schonfeld       Vice President                               Managing Director and General Counsel of
                                                                         Mitchell Hutchins

Paul H. Schubert            Vice President and Treasurer                 First Vice President and Director of the
                                                                         Mutual Fund Finance Department of Mitchell
                                                                         Hutchins
Barney A. Taglialatela      Vice President and Assistant Treasurer       Vice President and a Manager of the Mutual
                                                                         Fund Finance Department of Mitchell
                                                                         Hutchins

Mark A. Tincher             Vice President                               Managing Director and Chief Investment
                                                                         Officer - U.S. Equity Investments of
                                                                         Mitchell Hutchins

Keith A. Weller             Vice President and Assistant Secretary       First Vice President and Associate General
                                                                         Counsel of Mitchell Hutchins

      (c)    None.

Item 28.  Location of Accounts and Records

     The books and other documents required by paragraphs (b)(4), (c) and (d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Registrant's investment adviser and administrator, Mitchell Hutchins, 1285 Avenue of the Americas, New York, New York 10019. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodians.

Item 29.  Management Services

          Not applicable.

Item 30.  Undertakings

     Registrant undertakes to call a meeting of its shareholders for the purpose of voting upon the question of removal of a trustee or trustees of Registrant when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and, in connection with the meeting, to comply with the provisions of Section 16(c) of the 1940 Act relating to communications with the shareholders of certain common-law trusts.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 28th day of August, 1998.

                                    PAINEWEBBER INVESTMENT TRUST

                                    By:   /s/ Dianne E. O'Donnell
                                          --------------------------------
                                          Dianne E. O'Donnell
                                          Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:

Signature                       Title                            Date
---------                       -----                            ----

/s/ Margo N. Alexander          President and Trustee            August 28, 1998
---------------------------     (Chief Executive Officer)
Margo N. Alexander *

/s/ E. Garrett Bewkes, Jr.      Trustee and Chairman             August 28, 1998
---------------------------     of the Board of Trustees
E. Garrett Bewkes, Jr. *

/s/ Richard Q. Armstrong        Trustee                          August 28, 1998
---------------------------
Richard Q. Armstrong *

/s/ Richard R. Burt             Trustee                          August 28, 1998
---------------------------
Richard R. Burt *

/s/ Mary C. Farrell             Trustee                          August 28, 1998
---------------------------
Mary C. Farrell *

/s/ Meyer Feldberg              Trustee                          August 28, 1998
---------------------------
Meyer Feldberg *

/s/ George W. Gowen             Trustee                          August 28, 1998
---------------------------
George W. Gowen *

/s/ Frederic V. Malek           Trustee                          August 28, 1998
---------------------------
Frederic V. Malek *

/s/ Carl W. Schafer             Trustee                          August 28, 1998
---------------------------
Carl W. Schafer *

/s/ Paul H. Schubert            Vice President and Treasurer     August 28, 1998
---------------------------     (Chief Financial and
Paul H. Schubert                Accounting Officer)

* Signature affixed by Elinor W. Gammon pursuant to powers of attorney dated May 21, 1996 and incorporated by reference from Post-Effective Amendment No. 30 to the registration statement of PaineWebber Managed Municipal Trust, SEC File 2-89016, filed June 27, 1996.

                         PAINEWEBBER INVESTMENT TRUST

                                 EXHIBIT INDEX
                                 -------------

Exhibit

Number
------

(1)    Amended and Restated Declaration of Trust 6/

(2)    Restated By-Laws 6/

(3) Instruments defining the rights of the holders of Registrant's shares of beneficial interest 1/

(4)    (a)   Investment Advisory and Administration Contract 2/

       (b) Sub-Investment Advisory Agreement with GE Investment Management Incorporated 2/

       (c) Form of Investment Advisory and Administration Contract applicable to PaineWebber Global Equity Fund (filed herewith)

       (d) Form of Sub-Advisory Contract with Invista Capital Management, Inc. applicable to PaineWebber Global Equity Fund (filed herewith)

(5)    (a)   Distribution Contract for Class A Shares 3/

       (b)   Distribution Contract for Class B Shares 3/

       (c)   Distribution Contract for Class C Shares 3/

       (d)   Distribution Contract for Class Y Shares 3/

       (e)   Exclusive Dealer Agreement with respect to Class A Shares 3/

       (f)   Exclusive Dealer Agreement with respect to Class B Shares 3/

       (g)   Exclusive Dealer Agreement with respect to Class C Shares 3/

       (h)   Exclusive Dealer Agreement with respect to Class Y Shares 3/

(6)    Bonus, profit sharing or pension plans - none

(7)    Custody Contract 6/

(8) Transfer Agency Services and Shareholder Services Agreement (filed herewith)

(9)    Opinion and consent of counsel (filed herewith)

(10) Other opinions, appraisals, rulings and consents: Auditor's Consent (filed herewith)

(11)   Financial statements omitted from prospectus - none

(12)   Form of Purchase Agreement 6/

(13)   (a)   Shareholder Servicing Plan 6/

       (b) Amendment to Amended and Restated Shareholder Servicing and Distribution Plan effective December 16, 1994 2/

       (c)    Shareholder Servicing Agreement 2/

       (d)    Distribution Related Services Agreement 2/

(14)   and
(27)   Financial Data Schedule (filed herewith)

(15)   Plan pursuant to Rule 18f-3 5/

------------------------------

1/ Incorporated by reference from Articles IV, V, VI, VII, and X of Registrant's Amended and Restated Declaration of Trust and from Articles II and XI of Registrant's Restated By-Laws.

2/ Incorporated by reference from Post-Effective Amendment No. 14 to the registration statement of PaineWebber Investment Trust, SEC File No. 33-39659, filed on December 29, 1995.

3/ Incorporated by reference from Post-Effective Amendment No. 15 to the registration statement of PaineWebber Investment Trust, SEC File No. 33-39659, filed on July 1, 1996.

4/ Incorporated by reference from Post-Effective Amendment No. 19 to the Registration Statement of PaineWebber Investment Trust, SEC File No. 3-39659, filed December 30, 1996.

5/ Incorporated by reference from Post-Effective Amendment No. 16 to the registration statement of PaineWebber Investment Trust, SEC File. No. 33-39659, filed on August 29, 1996.

6/ Incorporated by reference from Post-Effective Amendment No. 22 to the registration statement of PaineWebber Investment Trust, SEC File No. 33-39659, filed on February 27, 1998.